           As filed with the Securities and Exchange Commission on April 2, 2013

                                            1933 Act Registration No. 333-149053

                                             1940 Act Registration No. 811-08651

                                                              CIK No. 0001055225
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 68

     LLANY Separate Account R for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                              Lincoln SVULone2007

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2012 was filed March 25, 2013.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2013 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 29, 2012.

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485


--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.

                      o AllianceBernstein Variable Products Series Fund

                      o American Century Variable Portfolios II, Inc.


                      o American Funds Insurance Series (Reg. TM)

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust


                      o MFS (Reg. TM) Variable Insurance TrustSM


                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        10
    Fund Participation Agreements.................        11
    Distribution of the Policies and
      Compensation................................        11
    Sub-Accounts and Funds........................        12
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        19
    General:......................................        19
    Partial Surrender Fee.........................        22
    Transfer Fee..................................        22
    Mortality and Expense Risk Charge.............        22
    Cost of Insurance Charge......................        23
    Administrative Fee............................        23
    Policy Loan Interest..........................        23
    Rider Charges.................................        23
YOUR INSURANCE POLICY.............................        24
    Application...................................        25
    Owner.........................................        25
    Right to Examine Period.......................        26
    Initial Specified Amount......................        26
    Transfers.....................................        26
    Market Timing.................................        27
    Optional Sub-Account Allocation Programs......        29
    Riders........................................        29
    Continuation of Coverage......................        40
    Termination of Coverage.......................        40


Contents                                                 Page
--------------------------------------------------      -----
    State Regulation..............................        40
PREMIUMS..........................................        40
    Allocation of Net Premium Payments............        40
    Planned Premiums; Additional Premiums.........        41
    Policy Values.................................        42
    Additional Bonus Credits......................        43
DEATH BENEFITS....................................        43
    Death Benefit Proceeds........................        44
    Death Benefit Options.........................        44
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        44
    Payment of Death Benefit Proceeds.............        45
POLICY SURRENDERS.................................        46
    Partial Surrender.............................        47
POLICY LOANS......................................        48
LAPSE AND REINSTATEMENT...........................        49
    No-Lapse Protection...........................        50
    Reinstatement of a Lapsed Policy..............        50
TAX ISSUES........................................        51
    Taxation of Life Insurance Contracts in
      General.....................................        51
    Policies That Are MECs........................        52
    Policies That Are Not MECs....................        52
    Last Survivor Contract........................        53
    Other Considerations..........................        53
    Fair Market Value of Your Policy..............        55
    Tax Status of Lincoln Life....................        55
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        55
LEGAL PROCEEDINGS.................................        55
FINANCIAL STATEMENTS..............................        56
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        57
Appendix A........................................        58
GLOSSARY OF TERMS.................................        60

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of Funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your Policy will include the No-Lapse Enhancement Rider and the Premium Reserve Rider, which may help you manage some of the risk of Policy Lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The Net Accumulation Value of your Policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of Premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of Premiums higher than the Planned Premium and assumed interest credited by the rider's formula on net Premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the Policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the Policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy Accumulation Value.

The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all Owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain Automatic Rebalancing and comply with these investment restrictions in order to keep this rider in effect.


The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy. This rider's Accumulation Value generated by these additional Premiums will automatically be transferred to your Policy at the end of the Grace Period to help keep your Policy in force in the event (i) the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions and your Policy's No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
(ii) you do not respond to the Lapse Notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the day the Grace Period ends is insufficient to meet the amount then due, your Policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your Policy at any time. As with your Policy, you bear the risk that investment results of the Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider, and, therefore, the amount of the Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                           Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a Premium.        7.0% of each Premium Payment in Policy Years
 imposed on Premiums                                             1-20 and 4.0% in Policy Years 21 and later. 1
 (Premium Load)(Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)

                                                Table I: Transaction Fees
                                           When Charge                                       Amount
          Charge                           is Deducted                                      Deducted
 Surrender Charge* 2            For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $60.00 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, and a
  Representative Insured                                               female, age 45, standard non-tobacco, in year
                                                                       one the maximum Surrender Charge is $25.81
                                                                       per $1,000 of Specified Amount.
 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any Policy Year.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1The maximum sales charge imposed on Premiums (load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.


  2 During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                      Amount
          Charge                          is Deducted                                     Deducted
  Maximum Charge                                                    $83.33 per month per $1,000 of Net Amount at
                                                                    Risk. Individuals with a higher mortality risk
                                                                    than standard issue individuals can be charged
                                                                    from 125% to 5,000% of the standard rate.
  Minimum Charge                                                    $0.00 per month per $1,000 of Net Amount at
                                                                    Risk.

  Charge for a                                                      For a male, age 55, standard non-tobacco, and a
  Representative Insured                                            female, age 55, standard non-tobacco, in year
                                                                    one the guaranteed maximum monthly cost of
                                                                    insurance rate is $0.00215 per month per
                                                                    $1,000 of Net Amount at Risk.
  Mortality and Expense         Daily (at the end of each           Daily charge as a percentage of the value of the
  Risk Charge ("M&E")           Valuation Day).                     Separate Account, guaranteed not to exceed an
                                                                    effective annual rate of 0.60%.3
  Administrative Fee*           Monthly                             A flat fee of $10 per month in all years.
                                                                    In addition to the flat fee of $10 per month, for
                                                                    the first ten Policy Years from issue date or
                                                                    increase in Specified Amount, a monthly fee per
                                                                    dollar of Initial Specified Amount or increase in
                                                                    Specified Amount as follows:
  Maximum Charge                                                    $1.61 per month per $1,000 of Initial Specified
                                                                    Amount or increase in Specified Amount.
  Minimum Charge                                                    $0.01 per month per $1,000 of Initial Specified
                                                                    Amount or increase in Specified Amount.
  Charge for a                                                      For a male, age 55, standard non-tobacco, and a
  Representative Insured                                            female, age 55, standard non-tobacco, the
                                                                    maximum additional monthly charge is
                                                                    $0.17334 per month per $1,000 of Specified
                                                                    Amount.
 Policy Loan Interest           Annually                            5.0% annually of the amount held in the Loan
                                                                    Account.4
 No-Lapse Enhancement           N/A                                 There is no charge for this rider.5
 Rider
 Overloan Protection            One-time charge when benefit        Maximum charge of 5.0% of the then current
 Rider6                         is elected.                         Accumulation Value.6
 Optional Rider Charges                                             Individualized based on whether optional
                                                                    Rider(s) selected.
 Premium Reserve Rider7         When you direct a Premium to        4.0% of each Premium Payment allocated to the
                                this rider                          Rider.7

  Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                        When Charge                           Amount
 Charge                 is Deducted                          Deducted
              When Rider Accumulation              3.0% of amount transferred
              Value is transferred to Policy
              during Policy Years 1-107

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  3 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10;
   0.20% in Policy Years 11-20; and 0.00% in Policy Years 21 and beyond.

  4 Effective annual interest rate of 5.0% in years 1-10 and 4.1% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%. The net cost of your loan (that is the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  5 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  6 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.

  7 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the Rider are subject to the 4.0% charge shown in the Table and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10, 0.20% for Policy Years 11-20, and 0.00% for Policy Years 21 and beyond).

   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the maximum and minimum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 8         0.25%
 (12b-1) fees, and other expenses.



  8 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Market Timing section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Separate Account") is a Separate Account of the Company which was established on January 29, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

     o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein VPS Growth and Income Portfolio (Class A):
  Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

     o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
  Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.


     o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     o Growth Fund (Class 2): Capital growth.


     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.


        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


        o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.


     o Growth Portfolio (Service Class): To achieve capital appreciation.


     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.

       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.


     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

     o Templeton Global Bond Securities Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (Subadvised by BlackRock Investment Management LLC)
       This fund will be available on or about May 13, 2013. Consult your financial advisor.

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (formerly LVIP Wells Fargo Intrinsic Value Fund)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE Clarion Securities LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*

       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.

       (Subadvised by Delaware Management Company)*

       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities Fund)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.

       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


     o Growth Series (Initial Class): Capital appreciation.


     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.


The Monthly Deductions are made on the "Monthly Anniversary Day", the Policy Date, and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. In considering related state taxes, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owners resides. Policy-related taxes imposed by the states range from 0.0% to 4.0%. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."




Surrender Charges


General:

Your Policy gives you the right to (i) Fully Surrender your Policy (a "Full Surrender") and receive the "Accumulation Value" of the Policy less any applicable Surrender Charges (which is called the policy's "Surrender Value");
(ii) Partially Surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a Reduction in the Specified Amount of your Policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insureds, the number of years since the "Policy Date" or the date of each increase in Specified Amount, and the Specified Amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy when your Policy is issued. That schedule will calculate the applicable Surrender Charge for you for each year during which a Surrender Charge based upon the Initial Specified Amount of your Policy will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount of your Policy by (b) the Initial Specified Amount divided by 1,000.


If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your financial advisor. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus.


For Full Surrenders, the duration of the Surrender Charge is 15 years from the Policy Date for the Initial Specified Amount and 15 years from the date of each increase in Specified Amount. For Reductions in Specified Amount, the duration of the Surrender Charge is 10 years from the Policy Date for the Initial Specified Amount and 10 years from the date of each increase in the Specified Amount. If there has been more than one increase in Specified Amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge.


Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years from the Policy Date or 15 years from the effective date of each increase in Specified Amount.


When you apply for the Policy, your financial advisor can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your financial advisor before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.


Full Surrenders:

If you request a Full Surrender of your Policy in which the Specified Amount has neither increased nor decreased, the Surrender Charge will equal 1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.

For example, the Surrender Charge for a Full Surrender of a policy at the end of the second Policy Year for a male, standard non-tobacco, issue age 45 and a female, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $9.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $9,120.

If you request a Full Surrender of your Policy after you have requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in Specified Amount

  a) the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by

     b) the increased Specified Amount divided by 1,000

If you request a Full Surrender of the Policy in which you have requested a Reduction in Specified Amount, the Surrender Charge will equal 1) multiplied by
2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; and

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the Specified Amount divided by 1,000.

The charge assessed upon a Full Surrender will be subtracted from the policy's Accumulation Value. If the policy's Net Accumulation Value does not cover the policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by
4), where:

 1)    is the amount of this decrease plus any prior decreases;

 2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

 3)    is the Initial Specified Amount; and

     4)    is the then applicable Surrender Charge.


The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary, a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or remaining part of a previous increase in Specified Amount will be next surrendered in whole or in part.

If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you thereafter request a Reduction in Specified Amount.


We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Your request for a Reduction in Specified Amount will become effective on the day on which we approve your request if that day is a Monthly Anniversary Day. If that day is not a Monthly Anniversary Day, your request will become effective on the Monthly Anniversary Day which next follows the day on which we approve your request.

Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion). In addition, a Partial Surrender may reduce the policy's Specified Amount if you have elected Death Benefit Option 1 (see section headed "Policy Surrenders - Partial Surrender" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).


Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.




Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.

In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.


The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each Policy Year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age, sex, and premium class. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.1% in years 11 and beyond. We will credit 4.0% interest on the Loan Account Value in all years.



Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later).

In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The Policy and the application constitute the entire contract between you and Lincoln Life.


We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any funds.


We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.


If we obtain appropriate approvals from Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer Accumulation Values from a Sub-Account when its investment objective changes.)


The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.


The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium. The Policy Date is also the date from which Policy Years, Policy Anniversary, Monthly Anniversary Days, Policy Months, Premium due dates, and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insureds.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as at least one of the insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.


We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.


From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.


Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and underlying fund before electing to participate in Automatic rebalancing.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "No-Lapse Enhancement rider", "Overloan Protection Rider", and "Premium Reserve Rider". Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your financial advisor for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider form your Policy before you make your decision.


Some of the riders discussed below are optional and you must decide whether to apply for those riders. The No-Lapse Enhancement Rider, the Premium Reserve Rider, and the Overloan Protection Rider will automatically be included with your Policy.

No-Lapse Enhancement Rider: This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:

1) the rider has not terminated (see subsection headed "Rider Termination" for more information about when the rider terminates);

2) the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider - also known as the "duration of lapse protection" - has not ended); see sub-section headed "Duration of Lapse-Protection"); and

3) either the "No-Lapse Value" or the "Reset Account Value", less any Indebtedness, is greater than zero.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse value provision (the "No-Lapse Value Provision") and the reset account value provision (the "Reset Account Value Provision"). Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the "Reference Rates and Fees". The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.


Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a Policy Month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value

Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a Policy Month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).


At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.

The No-Lapse Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.


The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first Policy Month.


The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.

The Reset Account Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus
5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the Reset Account Value;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.


The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first Policy Month.


The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.

On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.


Death Benefits Under the Policy and the Rider. You will select a "guaranteed minimum death benefit" on the application for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the Policy Specifications page.


The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.

If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.


If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the "No-Lapse Provision Death Benefit") is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of the second insured's death. This death benefit may be less than the Specified Amount of the Policy.


If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the "Reset Account Value Provision Death Benefit") is the greater of:

1) a) the lesser of

     (i) the current Specified Amount and

     (ii) Initial Specified Amount, minus

(b) Indebtedness, and minus


(c) any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or

2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of the second death.


If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

The following examples demonstrate for the policy described below the death benefit under the policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed "No-Lapse Enhancement Rider Death Benefit" shows the amount of the benefit which would be paid if the Rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.

o Insured: Male Standard Non-tobacco, age 55 and Female Standard Non-tobacco, age 55

o Specified Amount: $1,000,000

o Annual Premium Payment: $15,000 paid annually at or before the beginning of each of the first 30 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Benefit Selection Option: Not Elected

o Assumed Investment Return: 8.00% gross (7.24% net)

o No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           164,262            1,000,000
   20          75           502,925            1,000,000
   30          85          1,213,745           1,274,432
   40          95          2,426,216           2,450,478
   50         105          4,952,826           4,952,826



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The above example shows a policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the Policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the second insured.


The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

             o Assumed Investment Return: 0.00% gross (-0.76% net)



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           103,616            1,000,000
   20          75           202,807            1,000,000
   30          85           234,893            1,000,000
   35          90           44,097             1,000,000
   40          95              -                   -
   50         105              -                   -



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   35            900,000                  -                     900,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The second example shows a policy in which the Accumulation Value declines to 0 in between Policy Years 35 and 40. At that point, the No-Lapse Enhancement Rider will keep the Policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the Policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the Policy in force without the No-Lapse Enhancement Rider.

The No-Lapse Enhancement Rider can provide benefits when your Policy's Accumulation Value is insufficient to prevent a policy lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a policy lapse when the policy's Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.


Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.

Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of No-
                                                              Lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco and Female Standard Non-tobacco, each age
55

o Specified Amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual Premium Payment: $8,500

Duration of lapse protection:

1) if Premiums are received on the planned payment date each year: 407 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
405 months.


The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial adviser.


Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the younger insured reaches or would have reached age 121; or

2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.

Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy.

Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your Policy's Accumulation Value.


By reducing the monthly charges deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement rider.


When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of specified amount Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.


The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:


                    Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative               Expense
       Option                   Expense Fee                 Reference Fee                            Result
 Election: None          $0.1733 per thousand          $0.0992 per thousand         This option offers the best No-Lapse
                         of Specified Amount           of Specified Amount          protection available. The price of the
                         (higher)                      (lower)                      protection is reflected in the higher
                                                                                    Monthly Administrative Expense Fee.
 Election: 100%          $0.0267 per thousand          $0.1592 of Specified         This option offers the least amount of
                         of Specified Amount           Amount (higher)              No-Lapse protection. The Monthly
                          (lower)                                                   Administrative Expense Fee is
                                                                                    reduced in exchange. Therefore, this
                                                                                    option allows more money to be
                                                                                    invested in the Sub-Accounts or
                                                                                    allocated to the Fixed Account.
                                                                                    However, the premiums which you
                                                                                    must pay in order to satisfy the No-
                                                                                    Lapse requirements of the rider will
                                                                                    increase.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.


Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the

Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Premium Reserve Rider. We will automatically issue this rider with your Policy. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account"), and (iii) values held in the Premium Reserve Rider Loan Account (see section headed "Policy Loans" for a discussion of borrowing against the Premium Reserve Rider Accumulation Value).

A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.


Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily mortality and expense risk charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include the amount of the Cost of Insurance Charge and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.


You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your Policy at any time. Transfers of the Premium Reserve Rider Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider Transfer Load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years. The Premium Reserve Rider Transfer Load is imposed by the Company if Premium Reserve Rider Accumulation Value is transferred to the Policy during the first 10 Policy Years. This charge is made to help cover the costs associated with providing the increased policy benefits created as a result of the increased policy values.

You may also request that part (or all) of the Premium Reserve Rider's Net Accumulation Value (that is, the Premium Reserve Rider Accumulation Value less the amount of the Premium Reserve Rider Loan Account and any interest accrued on the Premium Reserve Rider Loan Account but not deducted) be paid to you in cash, and no Surrender Charge or other fee will be deducted from the amount paid to you. We limit the amount of the Premium Reserve Rider's Net Accumulation Value available to be withdrawn to the extent the policy's Net Accumulation Value does not cover the policy's Surrender Charges at the time of the withdrawal. Upon Full Surrender of the Policy, if the policy's Net Accumulation Value does not cover the policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.

In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.


The rider provides for the automatic transfer of the entire Premium Reserve Rider Accumulation Value to the Policy in the event:


1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the Grace Period.

If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider Transfer Load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.


If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.


In the event of the death of the second insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Premium Reserve Rider Accumulation Value and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.


The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of policy year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.


As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.


You should discuss with your financial advisor the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy's Accumulation Value. Policy illustrations, which the financial advisor can prepare, will help determine the amount of premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the Rider.


You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the policy's Cost of Insurance Charges: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of policy Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.


Your financial advisor can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Premium Reserve Rider Accumulation Value.

Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Your election of a percentage greater than zero under the Benefit Selection Option will have no effect upon the death benefit provided under the Continuation of Coverage provision.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the Policy;

2) death of the second insured; or

3) failure to pay the necessary amount of Premium to keep your Policy in force.




State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial Premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.

Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.

However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial advisor for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.


Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.


We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.




Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5) Additional Bonus Credits on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



Additional Bonus Credits

On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make a "additional bonus credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premium Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, Additional Bonus Credits, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. Additional Bonus Credits are based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or otherwise affect the charges and expenses of your Policy or any policy riders.


DEATH BENEFITS
The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider's No-Lapse Provision is actively preventing the Policy from lapsing. As discussed in more detail in the "Riders" section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy. The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the policy's Death Benefit Proceeds. If the policy's death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.

Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the second insured will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any Indebtedness; or


2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness.




Death Benefit Options

Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount (a minimum of $250,000) level death benefit on            None; level death benefit.
              the date of the second insured's death, less any Partial Surrenders after the date of second death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of          May increase or decrease over
              the date of the second insured's death, less any Partial Surrenders        time, depending on the amount
              after the date of second death.                                            of Premium paid and the
                                                                                         investment performance of the
                                                                                         Sub-Accounts or the interest
                                                                                         credited to the Fixed Account.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $250,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.

You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.

A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account.

SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:

 (i) the Net Accumulation Value (which is your Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus


 (ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus

 (iii) any Surrender Charge not covered by the policy's Accumulation Value (which is not deducted in (i) above).

Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the policy which you could receive if you decide to exchange your Policy.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see "Payment of Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.

Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed "Riders-Premium Reserve Rider" for further details.)

The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the specified amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed "Riders - No-Lapse Enhancement Rider" for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)




   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the
                        Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages
                        Table in the Policy Specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the Policy
                        Specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the Surrender Value of your Policy and against the Premium Reserve Rider Accumulation Value, if you have allocated Premiums to the Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness (including any Premium Reserve Rider Indebtedness) on the date your loan request is received will not exceed the greater of:

(i) an amount equal to

  (a) 90% of the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus

     (b) (1) during Policy Years 1 to 10, 90% of the Premium Reserve Rider Accumulation Value; or

   (2) during Policy Years 11 and later, 100% of the Premium Reserve Rider Accumulation Value; less Surrender Charge (applicable if you had requested Full Surrender of your Policy on the date your loan request is received); and

(ii) 75% of the current Surrender Value.

The "Premium Reserve Rider Accumulation Value" equals the sum of the Accumulation Value of (i) the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, and (iii) the Premium Reserve Rider Loan Account. The current Surrender Value of the Policy equals (i) the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus (ii) the Premium Reserve Rider Accumulation Value, if any; minus
(iii) Surrender Charge.

If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges).

A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.


If you are considering requesting a Policy Loan, please ask your financial advisor for an illustration which would demonstrate not only the amount of the loan which would be available, but the impact that requesting a Policy Loan would have on your Policy.


The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and the Fixed Account in proportion to their values. The Premium Reserve Rider Loan Account and the Loan Account are the accounts in which Premium Reserve Rider Indebtedness and policy Indebtedness (which consists of outstanding loans and accrued interest) accrues once it is transferred out of the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, the Sub-Accounts, and the Fixed Account, respectively. Amounts transferred to the Loan Account of the Policy and of the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account of either the Premium Reserve Rider or of the Policy. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues daily at an effective annual rate of 5.0% in years 1-10 and 4.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance and any Premium Reserve Rider loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account of the Policy and the Premium Reserve Rider, respectively. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value of both the Policy and the Premium Reserve Rider. Lincoln Life credits interest to the Loan Account Value (of both the

Premium Reserve Rider and the Policy) at a rate of 4.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.1% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate. However, you may have a Grace Period in which to make additional payments to keep your Policy in force (see section headed "Lapse and Reinstatement" for a discussion of the Grace Period provision). In addition, the provisions of the No-Lapse Enhancement Rider may prevent policy termination (see section headed "Riders - No-Lapse Enhancement Rider" for a discussion of when this rider would prevent policy termination). If the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, the provisions for automatic transfer of any Premium Reserve Rider Accumulation Value less Indebtedness (including interest accrued but not due) may prevent termination (see section headed "Riders - Premium Reserve Rider" for a discussion of the provisions of the Premium Reserve Rider relating to transfers of Premium Reserve Rider Accumulation Value to the Policy). If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as Policy Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans or any Indebtedness under the Premium Reserve Rider) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans and on any Premium Reserve Rider Indebtedness) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness (under both your Policy and the Premium Reserve Rider) exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.


Finally, your Policy will include the Premium Reserve Rider. To the extent that you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) on the day the Grace Period ends. If after such transfer, your Policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.




Reinstatement of a Lapsed Policy

If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability (on both insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all

Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the Policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy.

Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Last Survivor Contract


Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.

Due to the coverage of more than one insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one insured.




Other Considerations

Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a

Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.


Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company



The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.


You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651

                               End of Prospectus

APPENDIX A
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual premium payment of $15,000 (all amounts shown for the end of each Policy Year in each of the tables below are in dollars):

     1) Fully Surrender the Policy at the end of the representative Policy Years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                       12,858                     18,520                       0
  2                       26,556                      9,120                  17,436
  5                       73,231                          0                  73,231

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 18.52 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $18,520.

  2) Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative Policy Years shown:


 End of Year         Surrender Charge
  1                       4,630
  2                       2,280
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 18.52 multiplied by

     b) 250 ($250,000 divided by 1,000), or $4,630.

   o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.

  3) Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at attained age 47, standard non-tobacco, and then Fully Surrender the Policy at the end of the representative Policy Years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 2                         25,600                     9,120
 3                         39,166                         0
 5                         68,972                         0
 11                       129,335                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 2                          9,495                  18,615               6,985
 3                          4,805                   4,805              34,361
 5                              0                       0              68,972
 11                             0                       0             129,335

     In the table above, the Surrender Charge at the end of year 2 would be:

     a)

      (i) 9.12 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 18.99 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $9,495.

  o At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 3, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 5, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at attained age 47, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Years shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  2                          1,368                         7,122                      8,490
  3                              0                         3,604                      3,604
  11                             0                             0                          0

In the table above, the Surrender Charge at the end of year 2 would be:

a)

     (i) 9.12 multiplied by

     (ii) 150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus

b)

     (i) 18.99 multiplied by

     (ii) 375 ($500,000 minus $125,000 ($500,000 multiplied by 25%) divided by
   1,000), or $8,490.

  o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in Specified Amount which exceeded 25% of the increase in Specified Amount. Therefore, only $375,000 of the $500,000 increase in Specified Amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.

  o At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 3, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.

  o At the end of year 11, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

GLOSSARY OF TERMS


7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.


1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.


Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Automatic Rebalancing-A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account.

Beneficiary-The person designated to receive the Death Benefit Proceeds.


Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.


Code-Internal Revenue Code of 1986, as amended.


Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the Policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.


Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or from the Fixed Account to one or more Sub-Accounts.


Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.


Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund)-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.


Indebtedness-The sum of all outstanding loans and accrued interest.


Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


Loan Account-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.


Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E-Mortality and Expense Risk Charge.


Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.


Monthly Anniversary Day-The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.


Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.


Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.


Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.


Partial Surrender-A withdrawal of a portion of your policy values.


Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.


Policy Anniversary-The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.


Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.


Policy Year-Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.


Premium (Premium Payment)-The amount that you pay to us for your Policy. You may select and vary the frequency and the amount of Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except Premium Payments to keep the Policy in force.


Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.


Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.


SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.


Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.


Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.


Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.


Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



                          Lincoln SVULONE2007 product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                  Registrant



             Lincoln Life & Annuity Company of New York, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301


or by telephoning (800) 487-1485, and requesting a copy of the Lincoln NY SVULONE2007 product prospectus.



                         TABLE OF CONTENTS OF THE SAI





Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             4
    Checkbook Service for Disbursements........             4
    Administrative Services....................             5
POLICY INFORMATION.............................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             5
    Beneficiary................................             5
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             6
    Incontestability...........................             6
    Misstatement of Age or Sex.................             6
    Suicide....................................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           R-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $387,305 in 2012, $257,383 in 2011 and $587,894 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate Account R for Flexible Premium Variable Life Insurance as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment

While either insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. It will become effective when we receive the original assignment or a certified copy of the assignment at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Transfer of Ownership


As long as either insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until received by us. Once we have received the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee named in an assignment received by us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.




Beneficiary


The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while either insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and received at our Administrative Office. If the owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until received by us. Once we have received the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date received.

If any Beneficiary dies before the death of the second insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.

Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan


Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs. The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you or us, the new policy will have the same initial amount of insurance and Policy Date as the original policy, and the issue age of the insured under the new policy will be the issue age of the insured as of the Policy Date of the original policy. Any riders and incidental benefits included in the original policy will be included if such riders and incidental benefits are issued with the new policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.




Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments


Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.




Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase.




Misstatement of Age or Sex

If the age or sex of either insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.

Suicide


If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



PERFORMANCE DATA

Performance data may appear in sales literature or reports to Owners or prospective buyers.


Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV



Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question n = number of years

ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:


(1) all recurring fees have been charged to the Owner's accounts; and


(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company follow.

                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                        FINANCIAL STATEMENTS
                                    DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)





                                                                                                     AS OF DECEMBER 31,
                                                                                                  -------------------------
                                                                                                    2012           2011
                                                                                                  -----------   -----------
ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $6,708; 2011 - $6,660)                    $   7,580     $   7,288
      Equity securities (cost: 2012 - $2; 2011 - $2)                                                      3             3
    Mortgage loans on real estate                                                                       423           264
    Policy loans                                                                                        399           419
    Other investments                                                                                     -             1
                                                                                                    ---------     ---------
        Total investments                                                                             8,405         7,975
Cash and invested cash                                                                                   54            17
Deferred acquisition costs and value of business acquired                                               452           521
Premiums and fees receivable                                                                              1             5
Accrued investment income                                                                                99            97
Reinsurance recoverables                                                                                536           564
Reinsurance related embedded derivatives                                                                  9            13
Goodwill                                                                                                 60            60
Other assets                                                                                            114            92
Separate account assets                                                                               3,195         2,677
                                                                                                  -----------   -----------
           Total assets                                                                           $  12,925     $  12,021
                                                                                                  ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $   1,723     $   1,676
Other contract holder funds                                                                           5,407         5,333
Other liabilities                                                                                       511           422
Separate account liabilities                                                                          3,195         2,677
                                                                                                  -----------   -----------
          Total liabilities                                                                          10,836        10,108
                                                                                                  -----------   -----------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)

STOCKHOLDER'S EQUITY
Common stock - 132,000 shares authorized, issued and outstanding                                        941           941
Retained earnings                                                                                       816           722
Accumulated other comprehensive income (loss)                                                           332           250
                                                                                                  -----------   -----------
          Total stockholder's equity                                                                  2,089         1,913
                                                                                                  -----------   -----------
           Total liabilities and stockholder's equity                                             $  12,925     $  12,021
                                                                                                  ===========   ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $    139      $    128       $    127
Insurance fees                                                                              275           265            259
Net investment income                                                                       421           417            418
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                              (22)          (26)           (23)
    Portion of loss recognized in other comprehensive income                                 10             7              6
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings       (12)          (19)           (17)
      Realized gain (loss), excluding other-than-temporary impairment losses on
      securities                                                                             (7)           (8)            (1)
                                                                                       ----------    ----------     ----------
       Total realized gain (loss)                                                           (19)          (27)           (18)
                                                                                       ----------    ----------     ----------
    Total revenues                                                                          816           783            786
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                           207           207            207
Benefits                                                                                    265           274            254
Commissions and other expenses                                                              191           206            161
Impairment of intangibles                                                                     -           102              -
                                                                                       ----------    ----------     ----------
    Total expenses                                                                          663           789            622
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                            153            (6)           164
      Federal income tax expense (benefit)                                                   59            29             53
                                                                                       ----------    ----------     ----------
       Net income (loss)                                                                     94           (35)           111
       Other comprehensive income (loss), net of tax:
         Unrealized gain (loss) on available-for-sale securities                             83           186             91
         Unrealized other-than-temporary impairment on available-for-sale securities         (1)            2              1
                                                                                       ----------    ----------     ----------
          Total other comprehensive income (loss), net of tax                                82           188             92
                                                                                       ----------    ----------     ----------
            Comprehensive income (loss)                                                $    176      $    153       $    203
                                                                                       ==========    ==========     ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $     941     $     940      $     940
Stock compensation issued for benefit plans                                                    -             1              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                941           941            940
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                              722           830            846
Cumulative effect from adoption of new accounting standards                                    -             -            (47)
Net income (loss)                                                                             94           (35)           111
Dividends declared                                                                             -           (73)           (80)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                816           722            830
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                              250            62            (30)
Other comprehensive income (loss), net of tax                                                 82           188             92
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                332           250             62
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $   2,089     $   1,913      $   1,832
                                                                                       ===========   ===========    ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------

                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                      $     94      $     (35)     $    111
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
    amortization                                                                             21             66            31
    Change in premiums and fees receivable                                                    4              -             -
    Change in accrued investment income                                                      (2)            (4)           (1)
    Change in future contract benefits and other contract holder funds                     (178)           (75)          (84)
    Change in reinsurance related assets and liabilities                                     32            (79)           25
    Change in federal income tax accruals                                                    51             12            39
    Realized (gain) loss                                                                     19             27            18
    Impairment of intangibles                                                                 -            102             -
    Other                                                                                   (13)            43           (19)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) operating activities                                    28             57           120
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                 (664)          (857)         (920)
Sales of available-for-sale securities                                                       38            100           210
Maturities of available-for-sale securities                                                 567            500           451
Purchases of other investments                                                             (335)          (132)         (119)
Sales or maturities of other investments                                                    197            105           135
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) investing activities                                  (197)          (284)         (243)
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable                   611            620           583
Withdrawals of fixed account values, including the fixed portion of variable               (311)          (284)         (346)
Transfers to and from separate accounts, net                                                (94)           (68)          (51)
Common stock issued for benefit plans and excess tax benefits                                 -              1             -
Dividends paid                                                                                -            (73)          (80)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) financing activities                                   206            196           106
                                                                                       ----------    -----------    ----------
Net increase (decrease) in cash and invested cash                                            37            (31)          (17)
Cash and invested cash, as of beginning-of-year                                              17             48            65
                                                                                       ----------    -----------    ----------
    Cash and invested cash, as of end-of-year                                          $     54      $      17      $     48
                                                                                       ==========    ===========    ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.
o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").
o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;

o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and
o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
o  Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to
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tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default.
Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Comprehensive Income (Loss)

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

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contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet dates and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet dates, and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our

                                                                           S-13
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Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 38 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up

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annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $24 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.
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INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2010 through 2012 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified within other liabilities on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

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2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 18.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods presented. The following summarizes the effect of the restatement (in millions) on our previously reported Balance Sheets:



                                                               AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $     (64)
Total assets                                                       (64)
Other liabilities                                                  (22)
Total liabilities                                                  (22)
Retained earnings                                                  (53)
Accumulated other comprehensive income (loss)                       11
                                                            ------------
Total stockholders' equity                                         (41)


The following summarizes the effect of the restatement (in millions) on our previously reported Income Statements:



                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------

Total other-than-temporary impairment losses
    on securities                              $     (1)     $       -
Realized gain (loss), excluding other-than-
    temporary impairment losses on securities        (1)             -
Total revenues                                       (1)             -
Commissions and other expense                         6              3
Total expenses                                        6              3
Income (loss) from continuing operations
    before taxes                                     (7)            (4)
Federal income tax expense (benefit)                 (3)            (2)
Income (loss) from continuing operations             (4)            (2)
                                              -----------    -----------
Net income (loss)                                    (4)            (2)


INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 remove: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our financial statements.

3.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:




                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,541     $     799      $     49      $      11      $  6,280
    U.S. government bonds                                        29             7             -              -            36
    Foreign government bonds                                     44             8             -              -            52
    RMBS                                                        619            59             -              8           670
    CMBS                                                         76             5             2              1            78
    CDOs                                                         15             -             -              -            15
    State and municipal bonds                                   285            56             -              -           341
    Hybrid and redeemable preferred securities                   99            13             4              -           108
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,708           947            55             20         7,580
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,710     $     948      $     55      $      20      $  7,583
                                                          ===========   ===========    ==========    ===========    ==========


                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,253     $     626      $     84      $       9      $  5,786
    U.S. government bonds                                        28             7             -              -            35
    Foreign government bonds                                     50             7             -              -            57
    RMBS                                                        791            70             8             13           840
    CMBS                                                        130             5             9              -           126
    CDOs                                                          3             -             -              -             3
    State and municipal bonds                                   294            37             1              -           330
    Hybrid and redeemable preferred securities                  111            10            10              -           111
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,660           762           112             22         7,288
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,662     $     763      $    112      $      22      $  7,291
                                                          ===========   ===========    ==========    ===========    ==========


The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------    ----------
Due in one year or less                                   $     240    $      245
Due after one year through five years                         1,134         1,263
Due after five years through ten years                        1,996         2,277
Due after ten years                                           2,628         3,032
                                                          -----------     ---------
    Subtotal                                                  5,998         6,817
                                                          -----------     ---------
MBS                                                             695           748
CDOs                                                             15            15
                                                          -----------     ---------
      Total fixed maturity AFS securities                 $   6,708    $    7,580
                                                          ===========     =========


Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     267      $     14      $     150      $     46      $     417      $     60
    RMBS                                          34             5             15             3             49             8
    CMBS                                           -             2              8             1              8             3
    Hybrid and redeemable
      preferred securities                         -             -             32             4             32             4
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     301      $     21      $     205      $     54      $     506      $     75
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            167
                                                                                                                    ==========




                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     225      $     17      $     246      $     76      $     471      $     93
    RMBS                                          68            14             53             7            121            21
    CMBS                                           8             -             19             9             27             9
    CDOs                                           9             -             10             1             19             1
    Hybrid and redeemable
      preferred securities                        31             2             29             8             60            10
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     341      $     33      $     357      $    101      $     698      $    134
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            267
                                                                                                                    ==========


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:



                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $      5      $       1     $       -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       73             43            13             42
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $     79      $      44     $      13             47
                                                                         ==========    ===========   ===========    =============



                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     36      $       8     $       6             19
Six months or greater, but less than nine months                                1              1             -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       93             69            11             57
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    131      $      78     $      17             81
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $59 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.


Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:



                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $       61      $     47      $      46
 Increases attributable to:
   Credit losses on securities for which an OTTI was not
        previously recognized                                                                   9            10              1
   Credit losses on securities for which an OTTI was
        previously recognized                                                                   5            11              9
    Decreases attributable to:
      Securities sold                                                                         (22)           (7)            (9)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $       53      $     61      $      47
                                                                                       ============    ==========    ===========


During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentration in New York as of December 31, 2012 and 2011, which accounted for approximately 60% and 47% of mortgage loans on real estate, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $     423      $    263
Unamortized premium (discount)                                                                              -             1
                                                                                                    -----------    ----------
    Total carrying value                                                                            $     423      $    264
                                                                                                    ===========    ==========

There were no impaired mortgage loans on real estate as of December 31, 2012 and 2011.


As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):


                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
LOAN-TO-VALUE                                AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------

Less than 65%                               $    400        94.6 %         1.86        $     236        89.4 %        1.60
65% to 74%                                        12         2.8 %         1.50               24         9.1 %        1.48
75% to 100%                                       11         2.6 %         0.59                4         1.5 %        0.45
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $    423       100.0 %                     $     264       100.0 %
                                            ==========    ===========                  ===========   ============



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $     381     $     382      $     381
Mortgage loans on real estate                                                                 18            14             14
Policy loans                                                                                  24            23             25
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                               5             5              4
Consent fees                                                                                   -             -              1
                                                                                       -----------   -----------    -----------
      Investment income                                                                      428           424            425
Investment expense                                                                            (7)           (7)            (7)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $     421     $     417      $     418
                                                                                       ===========   ===========    ===========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $       1     $       2      $       7
    Gross losses                                                                             (17)          (31)           (29)
Gain (loss) on other investments                                                               -             -              1
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 -             3              5
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $     (16)    $     (26)     $     (16)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Corporate bonds                                                                        $     (6)     $      (2)     $     (8)
RMBS                                                                                         (3)           (14)          (12)
CMBS                                                                                         (5)            (8)           (5)
                                                                                       ----------    -----------    ----------
    Gross OTTI recognized in net income (loss)                                              (14)           (24)          (25)
    Associated amortization of DAC, VOBA, DSI and DFEL                                        2              5             8
                                                                                       ----------    -----------    ----------
      Net OTTI recognized in net income (loss), pre-tax                                $    (12)     $     (19)     $    (17)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $     11      $       8      $      6
Change in DAC, VOBA, DSI and DFEL                                                            (1)            (1)            -
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $     10      $       7      $      6
                                                                                       ==========    ===========    ==========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $13 million, which included $8 million of private placement securities and $5 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $392 million and $494 million, respectively, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $184 million and $223 million, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012 and 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million and $753 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $500 million and $589 million, or 6% and 7% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.


ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2012 and 2011.

4. DERIVATIVE INSTRUMENTS

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:



                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------

    Guaranteed living benefits ("GLB")
      reserves(1)                          $       -      $      -      $     (51)    $       -      $      -      $    (101)
    Reinsurance related(2)                         -             9              -             -            13              -
                                           -----------     ---------    -----------   -----------    ----------    -----------
        Total derivative instruments       $       -      $      9      $     (51)    $       -      $     13      $    (101)
                                           ===========     =========    ===========   ===========    ==========    ===========


(1) Reported in future contract benefits on our Balance Sheets.
(2) Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
GLB reserves(1)                                           $       50    $     (77)     $        8
                                                          ==========    ===========    ==========


(1) Reported in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $      11     $      19      $     29
Deferred                                                         48            10            24
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $      59     $      29      $     53
                                                          ===========   ===========    ==========


A reconciliation of the effective tax rate differences (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $      54     $      (2)     $     57
Effect of:
    Separate account dividends received deduction                (5)           (5)           (4)
    Tax credits                                                  (1)           (1)           (1)
    Goodwill                                                      -            36             -
    Change in uncertain tax positions                            (4)            1             1
    Other items                                                  15             -             -
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $      59     $      29      $     53
                                                          ===========   ===========    ==========
Effective tax rate                                               38%           N/M           33%
                                                          ===========   ===========    ==========


The effective tax rate is the ratio of tax expense over pre-tax income
(loss). Since the pre-tax income of $(2) million resulted in tax expense of $30 million in 2011, the effective tax rate was not meaningful. The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period financial statements.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    (30)     $     (27)
Deferred                                                                     (423)          (357)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $   (453)     $    (384)
                                                                         ==========    ===========


Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $      36      $     32
Investments                                                                     4            11
Net capital loss                                                                -             6
Guarantee Assessments                                                           6             6
Other                                                                           1             4
                                                                        -----------    ----------
    Total deferred tax assets                                                  47            59
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                            95           108
VOBA                                                                           51            70
Net unrealized gain on AFS securities                                         307           222
Other                                                                          17            16
                                                                        -----------    ----------
    Total deferred tax liabilities                                            470           416
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $    (423)     $   (357)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $178 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $29 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2012 and 2011, $1 million and $7 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $      22     $      22
    Increases for prior year tax positions                        -             1
    Decreases for prior year tax positions                      (12)           (1)
    Decreases for lapse of statute of limitations                (2)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $       8     $      22
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(3) million, $1 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $5 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for Jefferson Pilot LifeAmerica Insurance Company for the tax years ended April 1, 2007, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

6.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    321      $     339      $    439
    Cumulative effect from adoption of new accounting standards                               -              -           (73)
    Deferrals                                                                                68             68            61
    Amortization, net of interest:
      Unlocking                                                                              (7)            (1)           (9)
      Other amortization, excluding unlocking, net of interest                              (42)           (37)          (35)
    Adjustment related to realized (gains) losses                                            (3)             2             2
    Adjustment related to unrealized (gains) losses                                         (33)           (50)          (46)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    304      $     321      $    339
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $    200      $     319     $     417
    Deferrals                                                                                 -              1             1
    Amortization:
      Unlocking                                                                              (6)           (22)           19
      Other amortization, excluding unlocking                                               (41)           (51)          (70)
    Accretion of interest(1)                                                                 17             20            22
    Adjustment related to unrealized (gains) losses                                         (22)           (67)          (70)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    148      $     200     $     319
                                                                                       ==========    ===========   ===========


(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      15
2014                                13
2015                                12
2016                                11
2017                                11

Changes in DSI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     12      $      13      $     16
    Deferrals                                                                                 1              1             3
    Amortization, net of interest:
      Other amortization, excluding unlocking, net of interest                               (2)            (2)           (2)
    Adjustment related to unrealized (gains) losses                                          (2)             -            (4)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $      9      $      12      $     13
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     82      $     101      $     87
    Deferrals                                                                                29             40            35
    Amortization, net of interest:
      Unlocking                                                                              (6)            (6)           (1)
      Other amortization, excluding unlocking, net of interest                              (15)           (11)          (12)
    Adjustment related to unrealized (gains) losses                                         (16)           (42)           (8)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $     74      $      82      $    101
                                                                                       ==========    ===========    ==========

7.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $    578      $     552      $    529
Reinsurance ceded                                                                          (164)          (159)         (143)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $    414      $     393      $    386
                                                                                       ==========    ===========    ==========
Direct insurance benefits                                                              $    472      $     458      $    425
Reinsurance recoveries netted against benefits                                             (207)          (184)         (171)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $    265      $     274      $    254
                                                                                       ==========    ===========    ==========

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $4 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:


                                                    FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                          AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -      $      26
Life Insurance                                   136           (102)             -             34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $    (102)     $       -      $      60
                                           ===========    ===========    ===========     =========


                                                    FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                         AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -    $       26
Life Insurance                                   136              -           (102)           34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $       -      $    (102)   $       60
                                           ===========    ===========    ===========     =========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  -------------   -----------  ------------
Life Insurance:
    Sales force                                           $       7    $        2      $       7      $      2



Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2012.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
RETURN OF NET DEPOSITS
Total account value                                       $   2,427    $    1,993
Net amount at risk (1)                                           14            47
Average attained age of contract holders                    56 years      55 years
MINIMUM RETURN
Average attained age of contract holders                    80 years      80 years
Guaranteed minimum return                                        5 %            5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $     990    $      926
Net amount at risk (1)                                           78           116
Average attained age of contract holders                    66 years      66 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Balance as of beginning-of-year                           $       2     $       1      $      2
    Changes in reserves                                           1             3             -
    Benefits paid                                                (1)           (2)           (1)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $       2     $       2      $      1
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:



                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $   1,113      $    962
International equity                                            500           424
Bonds                                                           728           581
Money market                                                    264           188
                                                          -----------    ----------
    Total                                                 $   2,605      $  2,155
                                                          ===========    ==========

Percent of total variable annuity separate account
values                                                           90%           89%



Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 12% of permanent life insurance in force as of December 31, 2012, and 41% of total sales for these products for the year ended December 31, 2012.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2012, approximately 93% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $17 million as of December 31, 2012 and 2011.

11. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):


                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $    258      $     72      $   (19)
    Cumulative effect from adoption of new accounting standards                                  -             -            1
    Unrealized holding gains (losses) arising during the year                                  226           366          252
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds        (139)          (94)        (122)
    Income tax benefit (expense)                                                               (14)         (103)         (51)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (16)          (29)         (22)
      Associated amortization of DAC, VOBA, DSI and DFEL                                         -             3            5
      Income tax benefit (expense)                                                               6             9            6
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    341      $    258      $    72
                                                                                          ==========    ==========    =========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $     (9)     $    (11)     $   (12)
    (Increases) attributable to:
      Cumulative effect from adoption of new accounting standards                                -             -           (1)
      Gross OTTI recognized in OCI during the year                                             (11)           (8)          (6)
      Change in DAC, VOBA, DSI and DFEL                                                          1             1            -
      Income tax benefit (expense)                                                               3             3            2
    Decreases attributable to:
      Sales, maturities or other settlements of AFS securities                                  13            12           12
      Change in DAC, VOBA, DSI and DFEL                                                         (3)           (3)          (3)
      Income tax benefit (expense)                                                              (4)           (3)          (3)
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    (10)     $     (9)     $   (11)
                                                                                          ==========    ==========    =========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $      1      $      1      $     1
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $      1      $      1      $     1
                                                                                          ==========    ==========    =========

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $    (16)     $     (26)     $    (16)
Variable annuity net derivatives results:(2)
    Gross gain (loss)                                                                  (1)             -             -
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (2)            (1)           (2)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $    (19)     $     (27)     $    (18)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

13. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $      82     $      80      $      74
General and administrative expenses                                                           79            68             60
DAC and VOBA deferrals and interest, net of amortization                                      11            22             11
Taxes, licenses and fees                                                                      19            36             16
                                                                                       -----------   -----------    -----------
    Total                                                                              $     191     $     206      $     161
                                                                                       ===========   ===========    ===========

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $3 million, $2 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $2 million and $1 million as of December 31, 2012 and 2011, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2012, 2011 and 2010.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2012, 2011 and 2010.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2012, 2011, and 2010.

17.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    648      $     586



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $     82      $     (99)    $      73
Net income (loss)                                                              74           (121)           55
Dividends to LNL                                                                -             73            80


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2012 and 2011.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using continuous CARVM                            $    (2)       $    (2)
Conservative valuation rate on certain annuities                               (1)            (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of $65 million in 2013 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                                       AS OF DECEMBER 31, 2012
                                                                        ------------------------------------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $   7,580      $  7,580      $   7,288      $  7,288
    Equity securities                                                           3             3              3             3
Mortgage loans on real estate                                                 423           448            264           289
Other investments                                                               -             -              1             1
Cash and invested cash                                                         54            54             17            17
Separate account assets                                                     3,195         3,195          2,677         2,677

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                         (51)          (51)          (101)         (101)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                       (65)          (65)           (94)          (94)

    Account values of certain investment contracts                         (1,374)       (1,570)        (1,386)       (1,545)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT    SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE     TOTAL
                                                                          ASSETS        INPUTS         INPUTS         FAIR
                                                                        (LEVEL 1)      (LEVEL 2)     (LEVEL 3)       VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  6,192      $      83      $   6,280
      U.S. government bonds                                                   34             2              -             36
      Foreign government bonds                                                 -            52              -             52
      RMBS                                                                     -           670              -            670
      CMBS                                                                     -            75              3             78
      CDOs                                                                     -             9              6             15
      State and municipal bonds                                                -           341              -            341
      Hybrid and redeemable preferred securities                               -           104              4            108
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            54              -             54
Separate account assets                                                       68         3,127              -          3,195
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $     110      $ 10,626      $      96      $  10,832
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $     (51)     $     (51)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $     (51)     $     (51)
                                                                       ===========    ==========    ===========    ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                       -------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT   SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                          ASSETS        INPUTS        INPUTS          FAIR
                                                                         (LEVEL 1)      (LEVEL 2)    (LEVEL 3)        VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  5,641      $     140      $   5,786
      U.S. government bonds                                                   34             -              1             35
      Foreign government bonds                                                 -            57              -             57
      RMBS                                                                     -           838              2            840
      CMBS                                                                     -           122              4            126
      CDOs                                                                     -             -              3              3
      State and municipal bonds                                                -           330              -            330
      Hybrid and redeemable preferred securities                               -           101             10            111
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            17              -             17
Separate account assets                                                        -         2,677              -          2,677
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $      42      $  9,783      $     160      $   9,985
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $    (101)     $    (101)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $    (101)     $    (101)
                                                                       ===========    ==========    ===========    ===========


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------

Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     140      $      4      $      (2)     $     (5)     $     (54)     $      83
      U.S. government bonds                        1             -              -            (1)             -              -
      RMBS                                         2             -              -            (1)            (1)             -
      CMBS                                         4            (1)             1             -             (1)             3
      CDOs                                         3             -              -             6             (3)             6
      Hybrid and redeemable
        preferred securities                      10             -              1             -             (7)             4
Future contract benefits:(4)
    GLB reserves embedded derivatives           (101)           50              -             -              -            (51)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $      59      $     53      $       -      $     (1)     $     (66)     $      45
                                           ===========    ==========    ===========  ============   ===========    ===========

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     139      $      3      $       1      $     (7)     $       4      $     140
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                     1             -              -             -             (1)             -
      RMBS                                         2             -              -             -              -              2
      CMBS                                        15           (10)            13           (14)             -              4
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                       4             -              3            (6)             9             10
Future contract benefits:(4)
    GLB reserves embedded derivatives            (24)          (77)             -             -              -           (101)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     141      $    (84)     $      17      $    (27)     $      12      $      59
                                           ===========    ==========    ===========  ============   ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     160      $      1      $       6      $    (10)     $     (18)     $     139
      U.S. government bonds                        -             -              -             -              1              1
      Foreign government bonds                     -             -              -             -              1              1
      RMBS                                         3             -              -            (1)             -              2
      CMBS                                        51            (5)            12           (14)           (29)            15
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                      14             -            (10)            -              -              4
Future contract benefits:(4)
    GLB reserves embedded derivatives            (32)            8              -             -              -            (24)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     199      $      4      $       8      $    (25)     $     (45)     $     141
                                           ===========    ==========    ===========  ============   ===========    ===========



(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $       -      $      -      $       -      $     (3)     $      (2)     $      (5)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      RMBS                                         -             -             (1)            -              -             (1)
      CDOs                                         6             -              -             -              -              6
                                           -----------    ----------    -----------    ----------    -----------    -----------
          Total, net                       $       6      $      -      $      (1)     $     (4)     $      (2)     $      (1)
                                           ===========    ==========    ===========    ==========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $      14      $     (6)     $      (6)     $     (8)     $      (1)     $      (7)
      CMBS                                         -           (12)             -            (2)             -            (14)
      Hybrid and redeemable preferred
        securities                                 -            (6)             -             -              -             (6)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $      14      $    (24)     $      (6)     $    (10)     $      (1)     $     (27)
                                           ===========    ==========    ===========   ===========    ===========    ===========


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
GLB reserves embedded derivatives(1)                                  $      58      $    (69)     $     (16)

(1) Included in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       2      $    (56)     $     (54)
      RMBS                                                                      -            (1)            (1)
      CMBS                                                                      -            (1)            (1)
      CDOs                                                                      -            (3)            (3)
      Hybrid and redeemable preferred securities                                3           (10)            (7)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       5      $    (71)     $     (66)
                                                                        ===========    ==========    ===========




                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      24      $    (20)     $       4
      Foreign government bonds                                                  -            (1)            (1)
      Hybrid and redeemable preferred securities                                9             -              9
                                                                        -----------    ----------    -----------
          Total, net                                                    $      33      $    (21)     $      12
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       5      $    (23)     $     (18)
      U.S. government bonds                                                     1             -              1
      Foreign government bonds                                                  1             -              1
      CMBS                                                                      1           (30)           (29)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       8      $    (53)     $     (45)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:


                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
    trading
      securities
        Corporate bonds            $     52      Discounted cash flow       Liquidity/duration adjustment(1)   2.0% - 13.5%

LIABILITIES
Future contract benefits:
    GLB reserves embedded
      derivatives                        51      Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                              withdrawal(3)                    90.0% - 100.0%

                                                                            Non-performance risk ("NPR")(4)    0.03% - 0.54%
                                                                            Mortality rate(5)                        (7)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.

o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focus is in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):

    -  Sales or disposals of securities;

    -  Impairments of securities;

    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements;

    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and

    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.

o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o  Gains (losses) on early extinguishment of debt;
o  Losses from the impairment of intangible assets;
o  Income (loss) from discontinued operations; and
o  Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o  Excluded realized gain (loss);
o  Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.


Segment information (in millions) was as follows:



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
REVENUES
Operating revenues:
    Annuities                                                           $     119      $    115      $     111
    Retirement Plan Services                                                   57            56             53
    Life Insurance                                                            577           555            563
    Group Protection                                                           82            73             62
    Other Operations                                                            4            16             18
Excluded realized gain (loss), pre-tax                                        (23)          (32)           (21)
                                                                        -----------    ----------    -----------
      Total revenues                                                    $     816      $    783      $     786
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $      24      $     22      $      23
    Retirement Plan Services                                                    3             4             (2)
    Life Insurance                                                             94            62             94
    Group Protection                                                           (4)            1             (2)
    Other Operations                                                           (8)           (1)            11
Excluded realized gain (loss), after-tax                                      (15)          (21)           (13)
Impairment of intangibles, after-tax                                            -          (102)             -
                                                                        -----------    ----------    -----------
        Net income (loss)                                               $      94      $    (35)     $     111
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $      63      $     66      $      69
Retirement Plan Services                                                       52            51             49
Life Insurance                                                                294           278            277
Group Protection                                                                8             6              5
Other Operations                                                                4            16             18
                                                                        -----------    ----------    -----------
    Total net investment income                                         $     421      $    417      $     418
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $      13      $     14      $      15
Retirement Plan Services                                                        1             1             10
Life Insurance                                                                 63            74             46
Group Protection                                                                2             2              2
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $      79      $     91      $      73
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $       7      $      6      $       7
Retirement Plan Services                                                        1             2             (1)
Life Insurance                                                                 48            32             50
Group Protection                                                               (1)            1             (1)
Other Operations                                                               11            (1)             6
Excluded realized gain (loss)                                                  (7)          (11)            (8)
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $      59      $     29      $      53
                                                                        ===========    ==========    ===========


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $  4,130      $   3,766
Retirement Plan Services                                                                  1,595          1,456
Life Insurance                                                                            6,889          6,579
Group Protection                                                                            151            122
Other Operations                                                                            160             98
                                                                                       ----------    -----------

    Total assets                                                                       $ 12,925      $  12,021
                                                                                       ==========    ===========

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Income taxes paid (received)                                            $       8      $     17      $      15
                                                                        ===========    ==========    ===========

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:



                                                                                     AS OF DECEMBER 31,
                                                                                ------------------------------
                                                                                   2012             2011
                                                                                -------------    -------------
Assets with affiliates:
     Service agreement receivable(1)                                            $        10      $        (8)
     Ceded reinsurance contracts(2)                                                      73              122
     Ceded reinsurance contracts(3)                                                       9               13


                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2012             2011             2010
                                                                                -------------    -------------    -------------
Revenues with affiliates:
     Premiums paid on ceded reinsurance contracts(4)                            $       (14)     $       (17)     $       (10)
     Fees for management of general account(5)                                           (6)               -                -
Benefits and expenses with affiliates:
     Service agreement payments(6)                                                       74               65               57



(1) Reported in other assets on our Balance Sheets.
(2) Reported in reinsurance recoverables on our Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4) Reported in insurance premiums on our Statements of Comprehensive Income
    (Loss).
(5) Reported in net investment income on our Statements of Comprehensive Income
    (Loss).
(6) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                                                 MORTALITY &
                                                                                                   EXPENSE
                                                                                                 GUARANTEE
                                                                                                  CHARGES
                                                                                                 PAYABLE TO
                                                                                                LINCOLN LIFE &
                                                                                                  ANNUITY
                                                                                                  COMPANY
SUBACCOUNT                                                     INVESTMENTS      TOTAL ASSETS     OF NEW YORK       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         $      119,034   $      119,034   $            7   $      119,027
ABVPSF Growth and Income Class A                                     166,898          166,898               10          166,888
ABVPSF International Value Class A                                    39,214           39,214                2           39,212
ABVPSF Large Cap Growth Class A                                        1,611            1,611               --            1,611
ABVPSF Small/Mid Cap Value Class A                                   238,317          238,317               14          238,303
American Century VP Inflation Protection Class I                     144,103          144,103                7          144,096
American Funds Global Growth Class 2                                 112,325          112,325                5          112,320
American Funds Global Small Capitalization Class 2                   167,069          167,069                9          167,060
American Funds Growth Class 2                                      1,505,112        1,505,112               78        1,505,034
American Funds Growth-Income Class 2                               1,138,437        1,138,437               57        1,138,380
American Funds International Class 2                               1,133,003        1,133,003               56        1,132,947
BlackRock Global Allocation V.I. Class I                             212,287          212,287                9          212,278
Delaware VIP Diversified Income Standard Class                       359,137          359,137               18          359,119
Delaware VIP Emerging Markets Standard Class                         508,643          508,643               26          508,617
Delaware VIP High Yield Standard Class                               211,407          211,407               13          211,394
Delaware VIP Limited-Term Diversified Income Standard Class           32,966           32,966                1           32,965
Delaware VIP REIT Standard Class                                     942,354          942,354               50          942,304
Delaware VIP Small Cap Value Standard Class                        1,183,163        1,183,163               68        1,183,095
Delaware VIP Smid Cap Growth Standard Class                          352,949          352,949               21          352,928
Delaware VIP U.S. Growth Standard Class                              325,083          325,083               17          325,066
Delaware VIP Value Standard Class                                    420,576          420,576               22          420,554
DWS Alternative Asset Allocation VIP Class A                           3,775            3,775               --            3,775
DWS Equity 500 Index VIP Class A                                     443,772          443,772               28          443,744
DWS Small Cap Index VIP Class A                                      155,307          155,307                9          155,298
Fidelity VIP Contrafund Service Class                                825,474          825,474               45          825,429
Fidelity VIP Equity-Income Service Class                             165,726          165,726               11          165,715
Fidelity VIP Growth Service Class                                     30,887           30,887                1           30,886
Fidelity VIP Growth Opportunities Service Class                       13,996           13,996                1           13,995
Fidelity VIP High Income Service Class                               131,005          131,005                9          130,996
Fidelity VIP Mid Cap Service Class                                   500,148          500,148               24          500,124
Fidelity VIP Overseas Service Class                                  128,981          128,981                8          128,973
FTVIPT Franklin Income Securities Class 1                            116,021          116,021                6          116,015
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1               53,327           53,327                2           53,325
FTVIPT Mutual Shares Securities Class 1                              189,933          189,933                9          189,924
FTVIPT Templeton Foreign Securities Class 2                          103,560          103,560                7          103,553
FTVIPT Templeton Global Bond Securities Class 1                      247,136          247,136               13          247,123
FTVIPT Templeton Growth Securities Class 1                            59,803           59,803                3           59,800
FTVIPT Templeton Growth Securities Class 2                            17,036           17,036                1           17,035
Invesco V.I. Core Equity Series I                                    293,167          293,167               19          293,148
Invesco V.I. International Growth Series I                            85,890           85,890                6           85,884
Invesco Van Kampen V.I. American Franchise Series I                  356,407          356,407               23          356,384
Janus Aspen Series Balanced Institutional Class                      326,371          326,371               21          326,350
Janus Aspen Series Balanced Service Class                             28,347           28,347                2           28,345
Janus Aspen Series Enterprise Service Class                           47,563           47,563                3           47,560
Janus Aspen Series Global Technology Service Class                     8,287            8,287                1            8,286
Janus Aspen Series Worldwide Institutional Class                     154,668          154,668               10          154,658
Janus Aspen Series Worldwide Service Class                             7,263            7,263               --            7,263
LVIP Baron Growth Opportunities Standard Class                       138,050          138,050                7          138,043
LVIP Baron Growth Opportunities Service Class                        303,514          303,514               17          303,497
LVIP BlackRock Equity Dividend RPM Standard Class                      9,582            9,582               --            9,582
LVIP BlackRock Inflation Protected Bond Standard Class                10,718           10,718               --           10,718
LVIP Capital Growth Standard Class                                    12,478           12,478                1           12,477
LVIP Clarion Global Real Estate Standard Class                        69,012           69,012                3           69,009

See accompanying notes.

                                                                                                 MORTALITY &
                                                                                                   EXPENSE
                                                                                                 GUARANTEE
                                                                                                  CHARGES
                                                                                                 PAYABLE TO
                                                                                                LINCOLN LIFE &
                                                                                                  ANNUITY
                                                                                                  COMPANY
SUBACCOUNT                                                     INVESTMENTS      TOTAL ASSETS     OF NEW YORK       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class         $       59,562   $       59,562   $            3   $       59,559
LVIP Delaware Bond Standard Class                                    979,607          979,607               57          979,550
LVIP Delaware Diversified Floating Rate Standard Class                45,461           45,461                2           45,459
LVIP Delaware Growth and Income Standard Class                        66,811           66,811                3           66,808
LVIP Delaware Social Awareness Standard Class                         22,285           22,285                1           22,284
LVIP Delaware Special Opportunities Standard Class                    10,383           10,383                1           10,382
LVIP Dimensional Non-U.S. Equity Standard Class                       12,527           12,527                1           12,526
LVIP Dimensional U.S. Equity Standard Class                           19,835           19,835                1           19,834
LVIP Dimensional/Vanguard Total Bond Standard Class                    4,769            4,769               --            4,769
LVIP Global Income Standard Class                                     83,903           83,903                4           83,899
LVIP JPMorgan High Yield Standard Class                               88,880           88,880                4           88,876
LVIP JPMorgan Mid Cap Value RPM Standard Class                        87,160           87,160                4           87,156
LVIP MFS International Growth Standard Class                          82,582           82,582                4           82,578
LVIP MFS Value Standard Class                                         49,743           49,743                2           49,741
LVIP Mid-Cap Value Standard Class                                     61,395           61,395                3           61,392
LVIP Mondrian International Value Standard Class                     390,955          390,955               23          390,932
LVIP Money Market Standard Class                                     298,292          298,292               16          298,276
LVIP Protected Profile 2030 Standard Class                           837,277          837,277               50          837,227
LVIP Protected Profile Conservative Standard Class                   127,962          127,962                6          127,956
LVIP Protected Profile Growth Standard Class                         160,427          160,427                7          160,420
LVIP Protected Profile Moderate Standard Class                       368,425          368,425               14          368,411
LVIP SSgA Bond Index Standard Class                                  137,515          137,515                6          137,509
LVIP SSgA Developed International 150 Standard Class                  13,827           13,827                1           13,826
LVIP SSgA Emerging Markets 100 Standard Class                        119,223          119,223                5          119,218
LVIP SSgA Global Tactical Allocation RPM Standard Class               81,288           81,288                4           81,284
LVIP SSgA International Index Standard Class                          50,767           50,767                2           50,765
LVIP SSgA Large Cap 100 Standard Class                                87,058           87,058                4           87,054
LVIP SSgA Moderate Index Allocation Standard Class                     7,301            7,301               --            7,301
LVIP SSgA Moderate Structured Allocation Standard Class              101,209          101,209                5          101,204
LVIP SSgA S&P 500 Index Standard Class                               378,792          378,792               18          378,774
LVIP SSgA Small-Cap Index Standard Class                              41,398           41,398                2           41,396
LVIP SSgA Small-Mid Cap 200 Standard Class                            12,344           12,344               --           12,344
LVIP T. Rowe Price Growth Stock Standard Class                        16,180           16,180                1           16,179
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           70,166           70,166                3           70,163
LVIP Templeton Growth RPM Standard Class                               7,579            7,579               --            7,579
LVIP UBS Large Cap Growth RPM Standard Class                          73,434           73,434                5           73,429
LVIP Vanguard International Equity ETF Standard Class                 99,747           99,747                5           99,742
M International Equity                                                23,159           23,159                1           23,158
MFS VIT Growth Initial Class                                         141,515          141,515                9          141,506
MFS VIT Total Return Initial Class                                   176,878          176,878               11          176,867
MFS VIT Utilities Initial Class                                    1,084,801        1,084,801               56        1,084,745
NB AMT Large Cap Value I Class                                        59,358           59,358                4           59,354
NB AMT Mid Cap Growth I Class                                        647,429          647,429               41          647,388
NB AMT Mid Cap Intrinsic Value I Class                                40,885           40,885                2           40,883
PIMCO VIT CommodityRealReturn Strategy Administrative Class          102,222          102,222                5          102,217
Putnam VT Global Health Care Class IB                                 10,966           10,966                1           10,965
Putnam VT Growth & Income Class IB                                    14,027           14,027                1           14,026

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                              MORTALITY
                                                               DIVIDENDS         AND            NET
                                                                  FROM         EXPENSE       INVESTMENT
                                                               INVESTMENT     GUARANTEE        INCOME
SUBACCOUNT                                                       INCOME        CHARGES         (LOSS)
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         $         --   $       (842)  $       (842)
ABVPSF Growth and Income Class A                                     2,538         (1,201)         1,337
ABVPSF International Value Class A                                     611           (201)           410
ABVPSF Large Cap Growth Class A                                          6            (17)           (11)
ABVPSF Small/Mid Cap Value Class A                                   1,337         (1,693)          (356)
American Century VP Inflation Protection Class I                     3,663           (805)         2,858
American Funds Global Growth Class 2                                   937           (551)           386
American Funds Global Small Capitalization Class 2                   1,601           (883)           718
American Funds Growth Class 2                                       11,543         (9,175)         2,368
American Funds Growth-Income Class 2                                18,001         (6,773)        11,228
American Funds International Class 2                                16,189         (7,017)         9,172
BlackRock Global Allocation V.I. Class I                             3,212           (743)         2,469
Delaware VIP Diversified Income Standard Class                      10,536         (2,032)         8,504
Delaware VIP Emerging Markets Standard Class                         3,891         (2,689)         1,202
Delaware VIP High Yield Standard Class                              23,145         (1,687)        21,458
Delaware VIP Limited-Term Diversified Income Standard Class            551           (152)           399
Delaware VIP REIT Standard Class                                     9,987         (5,217)         4,770
Delaware VIP Small Cap Value Standard Class                          5,919         (7,931)        (2,012)
Delaware VIP Smid Cap Growth Standard Class                            657         (2,351)        (1,694)
Delaware VIP U.S. Growth Standard Class                                 --           (963)          (963)
Delaware VIP Value Standard Class                                    2,443         (1,532)           911
DWS Alternative Asset Allocation VIP Class A                           108            (19)            89
DWS Equity 500 Index VIP Class A                                     7,286         (3,246)         4,040
DWS Small Cap Index VIP Class A                                      1,085           (930)           155
Fidelity VIP Contrafund Service Class                               10,197         (6,540)         3,657
Fidelity VIP Equity-Income Service Class                             4,886         (1,306)         3,580
Fidelity VIP Growth Service Class                                      139           (121)            18
Fidelity VIP Growth Opportunities Service Class                         42           (130)           (88)
Fidelity VIP High Income Service Class                               7,375         (1,069)         6,306
Fidelity VIP Mid Cap Service Class                                   2,568         (2,708)          (140)
Fidelity VIP Overseas Service Class                                  2,297         (1,061)         1,236
FTVIPT Franklin Income Securities Class 1                            6,770           (604)         6,166
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                 --           (394)          (394)
FTVIPT Mutual Shares Securities Class 1                              2,930           (667)         2,263
FTVIPT Templeton Foreign Securities Class 2                          2,858           (764)         2,094
FTVIPT Templeton Global Bond Securities Class 1                     16,348         (1,550)        14,798
FTVIPT Templeton Growth Securities Class 1                           1,276           (317)           959
FTVIPT Templeton Growth Securities Class 2                             328           (126)           202
Invesco V.I. Capital Appreciation Series I                              --           (914)          (914)
Invesco V.I. Core Equity Series I                                    2,847         (2,311)           536
Invesco V.I. International Growth Series I                           1,240           (664)           576
Invesco Van Kampen V.I. American Franchise Series I                     --         (1,907)        (1,907)
Janus Aspen Series Balanced Institutional Class                      9,027         (2,494)         6,533
Janus Aspen Series Balanced Service Class                              469           (127)           342
Janus Aspen Series Enterprise Service Class                             --           (254)          (254)
Janus Aspen Series Global Technology Service Class                      --            (68)           (68)
Janus Aspen Series Worldwide Institutional Class                     1,280         (1,120)           160
Janus Aspen Series Worldwide Service Class                              50            (52)            (2)
LVIP Baron Growth Opportunities Standard Class                       1,854           (758)         1,096
LVIP Baron Growth Opportunities Service Class                        3,180         (1,806)         1,374
LVIP BlackRock Equity Dividend RPM Standard Class                       62            (58)             4
LVIP BlackRock Inflation Protected Bond Standard Class                  --            (12)           (12)
LVIP Capital Growth Standard Class                                      --            (51)           (51)
LVIP Clarion Global Real Estate Standard Class                          --           (372)          (372)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                   --           (317)          (317)
LVIP Delaware Bond Standard Class                                   19,608         (7,715)        11,893
LVIP Delaware Diversified Floating Rate Standard Class                 426           (188)           238

See accompanying notes.

                                                                              DIVIDENDS        TOTAL
                                                                  NET            FROM           NET
                                                                REALIZED         NET          REALIZED
                                                                  GAIN         REALIZED         GAIN
                                                                 (LOSS)          GAIN          (LOSS)
                                                                   ON             ON             ON
SUBACCOUNT                                                    INVESTMENTS    INVESTMENTS    INVESTMENTS
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         $        143   $         --   $        143
ABVPSF Growth and Income Class A                                       (50)            --            (50)
ABVPSF International Value Class A                                  (1,835)            --         (1,835)
ABVPSF Large Cap Growth Class A                                        170             --            170
ABVPSF Small/Mid Cap Value Class A                                   6,831          7,794         14,625
American Century VP Inflation Protection Class I                     2,216          2,915          5,131
American Funds Global Growth Class 2                                 3,512             --          3,512
American Funds Global Small Capitalization Class 2                     169             --            169
American Funds Growth Class 2                                       22,884             --         22,884
American Funds Growth-Income Class 2                                12,574             --         12,574
American Funds International Class 2                               (29,884)            --        (29,884)
BlackRock Global Allocation V.I. Class I                            (1,088)           617           (471)
Delaware VIP Diversified Income Standard Class                       1,591         10,301         11,892
Delaware VIP Emerging Markets Standard Class                           530             --            530
Delaware VIP High Yield Standard Class                               2,502             --          2,502
Delaware VIP Limited-Term Diversified Income Standard Class             (1)           255            254
Delaware VIP REIT Standard Class                                    (2,658)            --         (2,658)
Delaware VIP Small Cap Value Standard Class                         14,679         69,871         84,550
Delaware VIP Smid Cap Growth Standard Class                          6,118         14,846         20,964
Delaware VIP U.S. Growth Standard Class                                899             --            899
Delaware VIP Value Standard Class                                    1,376             --          1,376
DWS Alternative Asset Allocation VIP Class A                             1             25             26
DWS Equity 500 Index VIP Class A                                     3,906             --          3,906
DWS Small Cap Index VIP Class A                                        370             29            399
Fidelity VIP Contrafund Service Class                                 (383)            --           (383)
Fidelity VIP Equity-Income Service Class                              (149)        10,292         10,143
Fidelity VIP Growth Service Class                                      363             --            363
Fidelity VIP Growth Opportunities Service Class                     13,047             --         13,047
Fidelity VIP High Income Service Class                                  96             --             96
Fidelity VIP Mid Cap Service Class                                   1,801         39,367         41,168
Fidelity VIP Overseas Service Class                                  1,048            418          1,466
FTVIPT Franklin Income Securities Class 1                              406             --            406
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1              4,218          5,340          9,558
FTVIPT Mutual Shares Securities Class 1                               (115)            --           (115)
FTVIPT Templeton Foreign Securities Class 2                           (317)            --           (317)
FTVIPT Templeton Global Bond Securities Class 1                      1,766            398          2,164
FTVIPT Templeton Growth Securities Class 1                          (1,107)            --         (1,107)
FTVIPT Templeton Growth Securities Class 2                             (49)            --            (49)
Invesco V.I. Capital Appreciation Series I                         (11,306)            --        (11,306)
Invesco V.I. Core Equity Series I                                    4,463             --          4,463
Invesco V.I. International Growth Series I                           2,000             --          2,000
Invesco Van Kampen V.I. American Franchise Series I                   (859)            --           (859)
Janus Aspen Series Balanced Institutional Class                      1,040         22,734         23,774
Janus Aspen Series Balanced Service Class                               33            668            701
Janus Aspen Series Enterprise Service Class                          1,407             --          1,407
Janus Aspen Series Global Technology Service Class                   2,533             --          2,533
Janus Aspen Series Worldwide Institutional Class                      (661)            --           (661)
Janus Aspen Series Worldwide Service Class                               8             --              8
LVIP Baron Growth Opportunities Standard Class                       1,418          6,350          7,768
LVIP Baron Growth Opportunities Service Class                        7,302         12,359         19,661
LVIP BlackRock Equity Dividend RPM Standard Class                       38             --             38
LVIP BlackRock Inflation Protected Bond Standard Class                  69            157            226
LVIP Capital Growth Standard Class                                     (12)            --            (12)
LVIP Clarion Global Real Estate Standard Class                      11,204             --         11,204
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                4,849             --          4,849
LVIP Delaware Bond Standard Class                                   15,709         24,562         40,271
LVIP Delaware Diversified Floating Rate Standard Class                  17             --             17

                                                                  NET            NET
                                                                 CHANGE        INCREASE
                                                                   IN         (DECREASE)
                                                               UNREALIZED         IN
                                                              APPRECIATION       NET
                                                                   OR           ASSETS
                                                              DEPRECIATION    RESULTING
                                                                   ON            FROM
SUBACCOUNT                                                    INVESTMENTS     OPERATIONS
-----------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                         $     13,878   $     13,179
ABVPSF Growth and Income Class A                                    22,903         24,190
ABVPSF International Value Class A                                   6,305          4,880
ABVPSF Large Cap Growth Class A                                        186            345
ABVPSF Small/Mid Cap Value Class A                                  24,681         38,950
American Century VP Inflation Protection Class I                     1,049          9,038
American Funds Global Growth Class 2                                16,129         20,027
American Funds Global Small Capitalization Class 2                  23,092         23,979
American Funds Growth Class 2                                      190,599        215,851
American Funds Growth-Income Class 2                               140,530        164,332
American Funds International Class 2                               186,729        166,017
BlackRock Global Allocation V.I. Class I                            11,865         13,863
Delaware VIP Diversified Income Standard Class                        (152)        20,244
Delaware VIP Emerging Markets Standard Class                        59,987         61,719
Delaware VIP High Yield Standard Class                              13,307         37,267
Delaware VIP Limited-Term Diversified Income Standard Class             76            729
Delaware VIP REIT Standard Class                                   100,121        102,233
Delaware VIP Small Cap Value Standard Class                         49,448        131,986
Delaware VIP Smid Cap Growth Standard Class                          8,424         27,694
Delaware VIP U.S. Growth Standard Class                             20,940         20,876
Delaware VIP Value Standard Class                                   33,540         35,827
DWS Alternative Asset Allocation VIP Class A                           154            269
DWS Equity 500 Index VIP Class A                                    47,976         55,922
DWS Small Cap Index VIP Class A                                     18,288         18,842
Fidelity VIP Contrafund Service Class                              139,889        143,163
Fidelity VIP Equity-Income Service Class                            10,241         23,964
Fidelity VIP Growth Service Class                                    2,259          2,640
Fidelity VIP Growth Opportunities Service Class                     (6,863)         6,096
Fidelity VIP High Income Service Class                              10,356         16,758
Fidelity VIP Mid Cap Service Class                                  13,851         54,879
Fidelity VIP Overseas Service Class                                 21,991         24,693
FTVIPT Franklin Income Securities Class 1                            4,623         11,195
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1             (1,518)         7,646
FTVIPT Mutual Shares Securities Class 1                             12,135         14,283
FTVIPT Templeton Foreign Securities Class 2                         13,651         15,428
FTVIPT Templeton Global Bond Securities Class 1                     15,882         32,844
FTVIPT Templeton Growth Securities Class 1                          11,190         11,042
FTVIPT Templeton Growth Securities Class 2                           2,750          2,903
Invesco V.I. Capital Appreciation Series I                          60,583         48,363
Invesco V.I. Core Equity Series I                                   29,606         34,605
Invesco V.I. International Growth Series I                           8,776         11,352
Invesco Van Kampen V.I. American Franchise Series I                 (7,811)       (10,577)
Janus Aspen Series Balanced Institutional Class                      6,422         36,729
Janus Aspen Series Balanced Service Class                              819          1,862
Janus Aspen Series Enterprise Service Class                          3,418          4,571
Janus Aspen Series Global Technology Service Class                    (636)         1,829
Janus Aspen Series Worldwide Institutional Class                    27,569         27,068
Janus Aspen Series Worldwide Service Class                           1,082          1,088
LVIP Baron Growth Opportunities Standard Class                      12,056         20,920
LVIP Baron Growth Opportunities Service Class                       18,590         39,625
LVIP BlackRock Equity Dividend RPM Standard Class                    1,278          1,320
LVIP BlackRock Inflation Protected Bond Standard Class                 169            383
LVIP Capital Growth Standard Class                                      53            (10)
LVIP Clarion Global Real Estate Standard Class                       2,821         13,653
LVIP Columbia Small-Mid Cap Growth RPM Standard Class               (3,590)           942
LVIP Delaware Bond Standard Class                                    8,683         60,847
LVIP Delaware Diversified Floating Rate Standard Class                 839          1,094

See accompanying notes.

                                                                              MORTALITY
                                                               DIVIDENDS         AND            NET
                                                                  FROM         EXPENSE       INVESTMENT
                                                               INVESTMENT     GUARANTEE        INCOME
SUBACCOUNT                                                       INCOME        CHARGES         (LOSS)
--------------------------------------------------------------------------------------------------------
LVIP Delaware Growth and Income Standard Class                $        720   $       (326)  $        394
LVIP Delaware Social Awareness Standard Class                          168           (162)             6
LVIP Delaware Special Opportunities Standard Class                      81            (79)             2
LVIP Dimensional Non-U.S. Equity Standard Class                        258            (34)           224
LVIP Dimensional U.S. Equity Standard Class                            182            (52)           130
LVIP Dimensional/Vanguard Total Bond Standard Class                     64            (12)            52
LVIP Global Income Standard Class                                    1,071           (352)           719
LVIP JPMorgan High Yield Standard Class                              3,987           (227)         3,760
LVIP JPMorgan Mid Cap Value RPM Standard Class                          --           (486)          (486)
LVIP MFS International Growth Standard Class                           560           (192)           368
LVIP MFS Value Standard Class                                          582           (227)           355
LVIP Mid-Cap Value Standard Class                                      218           (162)            56
LVIP Mondrian International Value Standard Class                    10,669         (2,322)         8,347
LVIP Money Market Standard Class                                       134         (3,551)        (3,417)
LVIP Protected Profile 2030 Standard Class                          11,148         (2,063)         9,085
LVIP Protected Profile Conservative Standard Class                   4,603           (766)         3,837
LVIP Protected Profile Growth Standard Class                         3,832           (736)         3,096
LVIP Protected Profile Moderate Standard Class                      18,736         (4,576)        14,160
LVIP SSgA Bond Index Standard Class                                  3,335           (656)         2,679
LVIP SSgA Developed International 150 Standard Class                   366            (67)           299
LVIP SSgA Emerging Markets 100 Standard Class                        2,843           (425)         2,418
LVIP SSgA Global Tactical Allocation RPM Standard Class              2,716           (498)         2,218
LVIP SSgA International Index Standard Class                           930           (247)           683
LVIP SSgA Large Cap 100 Standard Class                               1,365           (422)           943
LVIP SSgA Moderate Index Allocation Standard Class                      94             (4)            90
LVIP SSgA Moderate Structured Allocation Standard Class              3,233           (432)         2,801
LVIP SSgA S&P 500 Index Standard Class                               3,525         (2,121)         1,404
LVIP SSgA Small-Cap Index Standard Class                               286           (408)          (122)
LVIP SSgA Small-Mid Cap 200 Standard Class                             303            (42)           261
LVIP T. Rowe Price Growth Stock Standard Class                          --            (71)           (71)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             --           (319)          (319)
LVIP Templeton Growth RPM Standard Class                                82             (4)            78
LVIP UBS Large Cap Growth RPM Standard Class                            --           (512)          (512)
LVIP Vanguard International Equity ETF Standard Class                3,942           (202)         3,740
M International Equity                                                 452           (130)           322
MFS VIT Growth Initial Class                                            --         (1,051)        (1,051)
MFS VIT Total Return Initial Class                                   5,204         (1,790)         3,414
MFS VIT Utilities Initial Class                                     69,998         (6,507)        63,491
NB AMT Large Cap Value I Class                                         240           (456)          (216)
NB AMT Mid Cap Growth I Class                                           --         (5,047)        (5,047)
NB AMT Mid Cap Intrinsic Value I Class                                 244           (248)            (4)
PIMCO VIT CommodityRealReturn Strategy Administrative Class          3,825           (838)         2,987
Putnam VT Global Health Care Class IB                                   30            (47)           (17)
Putnam VT Growth & Income Class IB                                     223           (106)           117

See accompanying notes.

                                                                              DIVIDENDS        TOTAL
                                                                  NET            FROM           NET
                                                                REALIZED         NET          REALIZED
                                                                  GAIN         REALIZED         GAIN
                                                                 (LOSS)          GAIN          (LOSS)
                                                                   ON             ON             ON
SUBACCOUNT                                                    INVESTMENTS    INVESTMENTS    INVESTMENTS
--------------------------------------------------------------------------------------------------------
LVIP Delaware Growth and Income Standard Class                $        132   $         59   $        191
LVIP Delaware Social Awareness Standard Class                          124          1,504          1,628
LVIP Delaware Special Opportunities Standard Class                   1,280          1,118          2,398
LVIP Dimensional Non-U.S. Equity Standard Class                        175             25            200
LVIP Dimensional U.S. Equity Standard Class                            131              3            134
LVIP Dimensional/Vanguard Total Bond Standard Class                      5              7             12
LVIP Global Income Standard Class                                       50            102            152
LVIP JPMorgan High Yield Standard Class                                 55             --             55
LVIP JPMorgan Mid Cap Value RPM Standard Class                         410             --            410
LVIP MFS International Growth Standard Class                           248             --            248
LVIP MFS Value Standard Class                                        1,449             --          1,449
LVIP Mid-Cap Value Standard Class                                      (36)            --            (36)
LVIP Mondrian International Value Standard Class                    (3,618)            --         (3,618)
LVIP Money Market Standard Class                                        --              3              3
LVIP Protected Profile 2030 Standard Class                             832             --            832
LVIP Protected Profile Conservative Standard Class                   2,908            561          3,469
LVIP Protected Profile Growth Standard Class                         1,681             --          1,681
LVIP Protected Profile Moderate Standard Class                      14,244             --         14,244
LVIP SSgA Bond Index Standard Class                                    788             16            804
LVIP SSgA Developed International 150 Standard Class                    59             --             59
LVIP SSgA Emerging Markets 100 Standard Class                       (2,133)         7,074          4,941
LVIP SSgA Global Tactical Allocation RPM Standard Class               (140)            --           (140)
LVIP SSgA International Index Standard Class                           219             --            219
LVIP SSgA Large Cap 100 Standard Class                                 966             --            966
LVIP SSgA Moderate Index Allocation Standard Class                      75              2             77
LVIP SSgA Moderate Structured Allocation Standard Class                298            185            483
LVIP SSgA S&P 500 Index Standard Class                              22,925             --         22,925
LVIP SSgA Small-Cap Index Standard Class                             9,434             --          9,434
LVIP SSgA Small-Mid Cap 200 Standard Class                             154            974          1,128
LVIP T. Rowe Price Growth Stock Standard Class                          32             --             32
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            973          1,755          2,728
LVIP Templeton Growth RPM Standard Class                                68             --             68
LVIP UBS Large Cap Growth RPM Standard Class                           282             --            282
LVIP Vanguard International Equity ETF Standard Class                   (4)             1             (3)
M International Equity                                                (522)            --           (522)
MFS VIT Growth Initial Class                                         8,864             --          8,864
MFS VIT Total Return Initial Class                                  16,731             --         16,731
MFS VIT Utilities Initial Class                                     11,248             --         11,248
NB AMT Large Cap Value I Class                                      (1,180)            --         (1,180)
NB AMT Mid Cap Growth I Class                                       14,895             --         14,895
NB AMT Mid Cap Intrinsic Value I Class                                 375         10,494         10,869
PIMCO VIT CommodityRealReturn Strategy Administrative Class         (9,684)         3,444         (6,240)
Putnam VT Global Health Care Class IB                                    9            195            204
Putnam VT Growth & Income Class IB                                     (88)            --            (88)

                                                                  NET            NET
                                                                 CHANGE        INCREASE
                                                                   IN         (DECREASE)
                                                               UNREALIZED         IN
                                                              APPRECIATION       NET
                                                                   OR           ASSETS
                                                              DEPRECIATION    RESULTING
                                                                   ON            FROM
SUBACCOUNT                                                    INVESTMENTS     OPERATIONS
-----------------------------------------------------------------------------------------
LVIP Delaware Growth and Income Standard Class                $      8,390   $      8,975
LVIP Delaware Social Awareness Standard Class                        1,038          2,672
LVIP Delaware Special Opportunities Standard Class                     (33)         2,367
LVIP Dimensional Non-U.S. Equity Standard Class                      1,111          1,535
LVIP Dimensional U.S. Equity Standard Class                          1,112          1,376
LVIP Dimensional/Vanguard Total Bond Standard Class                    (18)            46
LVIP Global Income Standard Class                                    2,816          3,687
LVIP JPMorgan High Yield Standard Class                              1,557          5,372
LVIP JPMorgan Mid Cap Value RPM Standard Class                      10,004          9,928
LVIP MFS International Growth Standard Class                         6,800          7,416
LVIP MFS Value Standard Class                                        5,677          7,481
LVIP Mid-Cap Value Standard Class                                    4,812          4,832
LVIP Mondrian International Value Standard Class                    24,872         29,601
LVIP Money Market Standard Class                                        --         (3,414)
LVIP Protected Profile 2030 Standard Class                          17,015         26,932
LVIP Protected Profile Conservative Standard Class                   3,379         10,685
LVIP Protected Profile Growth Standard Class                         6,943         11,720
LVIP Protected Profile Moderate Standard Class                      28,480         56,884
LVIP SSgA Bond Index Standard Class                                    903          4,386
LVIP SSgA Developed International 150 Standard Class                 1,551          1,909
LVIP SSgA Emerging Markets 100 Standard Class                        2,872         10,231
LVIP SSgA Global Tactical Allocation RPM Standard Class              5,428          7,506
LVIP SSgA International Index Standard Class                         6,284          7,186
LVIP SSgA Large Cap 100 Standard Class                               6,715          8,624
LVIP SSgA Moderate Index Allocation Standard Class                     356            523
LVIP SSgA Moderate Structured Allocation Standard Class              2,593          5,877
LVIP SSgA S&P 500 Index Standard Class                              24,871         49,200
LVIP SSgA Small-Cap Index Standard Class                             1,309         10,621
LVIP SSgA Small-Mid Cap 200 Standard Class                             105          1,494
LVIP T. Rowe Price Growth Stock Standard Class                         465            426
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          6,428          8,837
LVIP Templeton Growth RPM Standard Class                               749            895
LVIP UBS Large Cap Growth RPM Standard Class                         9,197          8,967
LVIP Vanguard International Equity ETF Standard Class                5,577          9,314
M International Equity                                               4,136          3,936
MFS VIT Growth Initial Class                                        13,685         21,498
MFS VIT Total Return Initial Class                                   5,105         25,250
MFS VIT Utilities Initial Class                                     48,677        123,416
NB AMT Large Cap Value I Class                                       9,687          8,291
NB AMT Mid Cap Growth I Class                                       59,769         69,617
NB AMT Mid Cap Intrinsic Value I Class                              (5,236)         5,629
PIMCO VIT CommodityRealReturn Strategy Administrative Class         11,608          8,355
Putnam VT Global Health Care Class IB                                  685            872
Putnam VT Growth & Income Class IB                                   2,150          2,179

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                           ABVPSF       ABVPSF                      ABVPSF
                                                                           GLOBAL       GROWTH        ABVPSF         LARGE
                                                                          THEMATIC        AND      INTERNATIONAL      CAP
                                                                           GROWTH       INCOME         VALUE        GROWTH
                                                                           CLASS A      CLASS A       CLASS A       CLASS A
                                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   133,384  $   139,675  $      31,186  $     3,038
Changes From Operations:
 - Net investment income (loss)                                                 (244)         817          1,239          (14)
 - Net realized gain (loss) on investments                                       806         (768)          (220)          62
 - Net change in unrealized appreciation or depreciation on investments      (32,450)       7,692         (8,347)        (161)
                                                                         -----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (31,888)       7,741         (7,328)        (113)
Changes From Unit Transactions:
 - Contract purchases                                                          4,495        3,934          7,824          500
 - Contract withdrawals                                                       (3,859)      (3,942)        (2,318)        (969)
 - Contract transfers                                                          1,806       (1,066)         2,059           --
                                                                         -----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         2,442       (1,074)         7,565         (469)
                                                                         -----------  -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (29,446)       6,667            237         (582)
                                                                         -----------  -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              103,938      146,342         31,423        2,456
Changes From Operations:
 - Net investment income (loss)                                                 (842)       1,337            410          (11)
 - Net realized gain (loss) on investments                                       143          (50)        (1,835)         170
 - Net change in unrealized appreciation or depreciation on investments       13,878       22,903          6,305          186
                                                                         -----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               13,179       24,190          4,880          345
Changes From Unit Transactions:
 - Contract purchases                                                          4,423        1,446          6,466            2
 - Contract withdrawals                                                       (3,372)      (3,669)        (2,070)      (1,192)
 - Contract transfers                                                            859       (1,421)        (1,487)          --
                                                                         -----------  -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         1,910       (3,644)         2,909       (1,190)
                                                                         -----------  -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       15,089       20,546          7,789         (845)
                                                                         -----------  -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   119,027  $   166,888  $      39,212  $     1,611
                                                                         ===========  ===========  =============  ===========

See accompanying notes.

                                                                                       AMERICAN
                                                                           ABVPSF       CENTURY     AMERICAN
                                                                          SMALL/MID       VP          FUNDS
                                                                             CAP       INFLATION     GLOBAL
                                                                            VALUE     PROTECTION     GROWTH
                                                                           CLASS A      CLASS I      CLASS 2
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   263,308  $   119,599  $    35,811
Changes From Operations:
 - Net investment income (loss)                                                 (538)       4,728          922
 - Net realized gain (loss) on investments                                     6,900        3,495          328
 - Net change in unrealized appreciation or depreciation on investments      (23,644)       5,680       (9,107)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (17,282)      13,903       (7,857)
Changes From Unit Transactions:
 - Contract purchases                                                         18,129       14,142       38,039
 - Contract withdrawals                                                      (11,193)      (8,498)     (10,509)
 - Contract transfers                                                        (29,463)      (9,529)      43,311
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (22,527)      (3,885)      70,841
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (39,809)      10,018       62,984
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              223,499      129,617       98,795
Changes From Operations:
 - Net investment income (loss)                                                 (356)       2,858          386
 - Net realized gain (loss) on investments                                    14,625        5,131        3,512
 - Net change in unrealized appreciation or depreciation on investments       24,681        1,049       16,129
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               38,950        9,038       20,027
Changes From Unit Transactions:
 - Contract purchases                                                         21,711        9,913       31,962
 - Contract withdrawals                                                      (11,476)     (18,346)     (12,438)
 - Contract transfers                                                        (34,381)      13,874      (26,026)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (24,146)       5,441       (6,502)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       14,804       14,479       13,525
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   238,303  $   144,096  $   112,320
                                                                         ===========  ===========  ===========

                                                                            AMERICAN
                                                                             FUNDS                     AMERICAN
                                                                             GLOBAL       AMERICAN       FUNDS
                                                                             SMALL          FUNDS       GROWTH-
                                                                         CAPITALIZATION    GROWTH       INCOME
                                                                            CLASS 2        CLASS 2      CLASS 2
                                                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      166,392  $ 1,257,861  $   908,399
Changes From Operations:
 - Net investment income (loss)                                                     664         (399)       9,687
 - Net realized gain (loss) on investments                                          366        6,057          345
 - Net change in unrealized appreciation or depreciation on investments         (23,753)     (70,372)     (35,894)
                                                                         --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (22,723)     (64,714)     (25,862)
Changes From Unit Transactions:
 - Contract purchases                                                            13,297      171,743      163,436
 - Contract withdrawals                                                          (9,807)     (84,724)     (51,023)
 - Contract transfers                                                           (44,589)     (29,363)     (18,633)
                                                                         --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (41,099)      57,656       93,780
                                                                         --------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (63,822)      (7,058)      67,918
                                                                         --------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                 102,570    1,250,803      976,317
Changes From Operations:
 - Net investment income (loss)                                                     718        2,368       11,228
 - Net realized gain (loss) on investments                                          169       22,884       12,574
 - Net change in unrealized appreciation or depreciation on investments          23,092      190,599      140,530
                                                                         --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  23,979      215,851      164,332
Changes From Unit Transactions:
 - Contract purchases                                                            13,084      181,884      150,858
 - Contract withdrawals                                                         (10,528)     (87,559)     (63,260)
 - Contract transfers                                                            37,955      (55,945)     (89,867)
                                                                         --------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           40,511       38,380       (2,269)
                                                                         --------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          64,490      254,231      162,063
                                                                         --------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $      167,060  $ 1,505,034  $ 1,138,380
                                                                         ==============  ===========  ===========

                                                                                                      DELAWARE
                                                                                         BLACKROCK       VIP
                                                                           AMERICAN       GLOBAL     DIVERSIFIED
                                                                             FUNDS      ALLOCATION     INCOME
                                                                         INTERNATIONAL     V.I.       STANDARD
                                                                            CLASS 2       CLASS I       CLASS
                                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   1,217,531  $    17,481  $   219,244
Changes From Operations:
 - Net investment income (loss)                                                 14,455        2,332        9,606
 - Net realized gain (loss) on investments                                         979        2,310       11,977
 - Net change in unrealized appreciation or depreciation on investments       (189,514)      (9,351)      (6,467)
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (174,080)      (4,709)      15,116
Changes From Unit Transactions:
 - Contract purchases                                                          142,052       47,352       42,663
 - Contract withdrawals                                                        (48,688)     (12,982)     (21,025)
 - Contract transfers                                                          (44,178)      66,876       70,084
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          49,186      101,246       91,722
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (124,894)      96,537      106,838
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              1,092,637      114,018      326,082
Changes From Operations:
 - Net investment income (loss)                                                  9,172        2,469        8,504
 - Net realized gain (loss) on investments                                     (29,884)        (471)      11,892
 - Net change in unrealized appreciation or depreciation on investments        186,729       11,865         (152)
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                166,017       13,863       20,244
Changes From Unit Transactions:
 - Contract purchases                                                          137,297       72,521       48,241
 - Contract withdrawals                                                        (53,154)     (18,067)     (34,089)
 - Contract transfers                                                         (209,850)      29,943       (1,359)
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (125,707)      84,397       12,793
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         40,310       98,260       33,037
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   1,132,947  $   212,278  $   359,119
                                                                         =============  ===========  ===========

See accompanying notes.

                                                                                                    DELAWARE
                                                                                                       VIP
                                                                          DELAWARE     DELAWARE     LIMITED-
                                                                             VIP          VIP         TERM       DELAWARE
                                                                          EMERGING       HIGH      DIVERSIFIED      VIP
                                                                           MARKETS       YIELD       INCOME        REIT
                                                                          STANDARD     STANDARD     STANDARD     STANDARD
                                                                            CLASS        CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   479,500  $   235,819  $    11,965  $   531,041
Changes From Operations:
 - Net investment income (loss)                                                5,178       18,899          323        5,280
 - Net realized gain (loss) on investments                                    14,229          769          270       (4,507)
 - Net change in unrealized appreciation or depreciation on investments     (113,415)     (15,399)        (107)      54,412
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (94,008)       4,269          486       55,185
Changes From Unit Transactions:
 - Contract purchases                                                         75,112       14,206        6,655       71,419
 - Contract withdrawals                                                      (33,796)     (12,746)      (2,130)     (25,019)
 - Contract transfers                                                        (38,113)      11,172        8,415      (14,547)
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         3,203       12,632       12,940       31,853
                                                                         -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (90,805)      16,901       13,426       87,038
                                                                         -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              388,695      252,720       25,391      618,079
Changes From Operations:
 - Net investment income (loss)                                                1,202       21,458          399        4,770
 - Net realized gain (loss) on investments                                       530        2,502          254       (2,658)
 - Net change in unrealized appreciation or depreciation on investments       59,987       13,307           76      100,121
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               61,719       37,267          729      102,233
Changes From Unit Transactions:
 - Contract purchases                                                         97,829       19,196        7,653       70,240
 - Contract withdrawals                                                      (43,529)     (22,611)      (2,352)     (44,567)
 - Contract transfers                                                          3,903      (75,178)       1,544      196,319
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        58,203      (78,593)       6,845      221,992
                                                                         -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      119,922      (41,326)       7,574      324,225
                                                                         -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   508,617  $   211,394  $    32,965  $   942,304
                                                                         ===========  ===========  ===========  ===========

See accompanying notes.

                                                                          DELAWARE     DELAWARE
                                                                             VIP          VIP
                                                                            SMALL        SMID       DELAWARE
                                                                             CAP          CAP       VIP U.S.
                                                                            VALUE       GROWTH       GROWTH
                                                                          STANDARD     STANDARD     STANDARD
                                                                            CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $ 1,041,373  $   249,389  $    81,291
Changes From Operations:
 - Net investment income (loss)                                               (2,251)         618         (115)
 - Net realized gain (loss) on investments                                    21,098       13,018       14,396
 - Net change in unrealized appreciation or depreciation on investments      (41,802)       5,196      (10,383)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (22,955)      18,832        3,898
Changes From Unit Transactions:
 - Contract purchases                                                         69,164       17,597          600
 - Contract withdrawals                                                      (90,196)     (10,016)        (904)
 - Contract transfers                                                        (19,735)      (9,715)     (69,004)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (40,767)      (2,134)     (69,308)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (63,722)      16,698      (65,410)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              977,651      266,087       15,881
Changes From Operations:
 - Net investment income (loss)                                               (2,012)      (1,694)        (963)
 - Net realized gain (loss) on investments                                    84,550       20,964          899
 - Net change in unrealized appreciation or depreciation on investments       49,448        8,424       20,940
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              131,986       27,694       20,876
Changes From Unit Transactions:
 - Contract purchases                                                         95,910       15,660        6,761
 - Contract withdrawals                                                      (74,815)     (21,453)      (6,359)
 - Contract transfers                                                         52,363       64,940      287,907
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        73,458       59,147      288,309
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      205,444       86,841      309,185
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $ 1,183,095  $   352,928  $   325,066
                                                                         ===========  ===========  ===========

                                                                                          DWS          DWS
                                                                          DELAWARE    ALTERNATIVE    EQUITY
                                                                             VIP         ASSET         500
                                                                            VALUE     ALLOCATION      INDEX
                                                                          STANDARD        VIP          VIP
                                                                            CLASS       CLASS A      CLASS A
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    83,816  $     1,851  $   387,882
Changes From Operations:
 - Net investment income (loss)                                                1,111           16        3,913
 - Net realized gain (loss) on investments                                      (196)           6        4,250
 - Net change in unrealized appreciation or depreciation on investments        8,063         (114)      (4,339)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                8,978          (92)       3,824
Changes From Unit Transactions:
 - Contract purchases                                                          7,202        1,000       57,973
 - Contract withdrawals                                                       (4,868)        (196)     (74,376)
 - Contract transfers                                                          5,438            4       (1,132)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         7,772          808      (17,535)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       16,750          716      (13,711)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              100,566        2,567      374,171
Changes From Operations:
 - Net investment income (loss)                                                  911           89        4,040
 - Net realized gain (loss) on investments                                     1,376           26        3,906
 - Net change in unrealized appreciation or depreciation on investments       33,540          154       47,976
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               35,827          269       55,922
Changes From Unit Transactions:
 - Contract purchases                                                         17,348        1,001       46,662
 - Contract withdrawals                                                      (11,287)        (196)     (27,880)
 - Contract transfers                                                        278,100          134       (5,131)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       284,161          939       13,651
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      319,988        1,208       69,573
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   420,554  $     3,775  $   443,744
                                                                         ===========  ===========  ===========

                                                                             DWS
                                                                            SMALL      FIDELITY      FIDELITY
                                                                             CAP          VIP          VIP
                                                                            INDEX     CONTRAFUND   EQUITY-INCOME
                                                                             VIP        SERVICE      SERVICE
                                                                           CLASS A       CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   159,041  $ 1,126,036  $   148,657
Changes From Operations:
 - Net investment income (loss)                                                  181        2,718        2,389
 - Net realized gain (loss) on investments                                    (1,359)      (6,654)        (750)
 - Net change in unrealized appreciation or depreciation on investments       (7,226)     (35,592)      (1,581)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (8,404)     (39,528)          58
Changes From Unit Transactions:
 - Contract purchases                                                         18,569       47,643        1,202
 - Contract withdrawals                                                      (13,005)     (47,805)      (5,723)
 - Contract transfers                                                        (40,776)     (21,767)      (1,208)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (35,212)     (21,929)      (5,729)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (43,616)     (61,457)      (5,671)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              115,425    1,064,579      142,986
Changes From Operations:
 - Net investment income (loss)                                                  155        3,657        3,580
 - Net realized gain (loss) on investments                                       399         (383)      10,143
 - Net change in unrealized appreciation or depreciation on investments       18,288      139,889       10,241
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               18,842      143,163       23,964
Changes From Unit Transactions:
 - Contract purchases                                                         30,246       56,037       10,440
 - Contract withdrawals                                                      (10,686)    (145,563)      (5,611)
 - Contract transfers                                                          1,471     (292,787)      (6,064)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        21,031     (382,313)      (1,235)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       39,873     (239,150)      22,729
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   155,298  $   825,429  $   165,715
                                                                         ===========  ===========  ===========

See accompanying notes.

                                                                                        FIDELITY
                                                                          FIDELITY         VIP        FIDELITY     FIDELITY
                                                                             VIP         GROWTH       VIP HIGH      VIP MID
                                                                           GROWTH     OPPORTUNITIES    INCOME         CAP
                                                                           SERVICE       SERVICE       SERVICE      SERVICE
                                                                            CLASS         CLASS         CLASS        CLASS
                                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    13,949  $      66,520  $   148,018  $   344,496
Changes From Operations:
 - Net investment income (loss)                                                  (29)          (513)       8,322       (1,628)
 - Net realized gain (loss) on investments                                       391            352         (207)       2,480
 - Net change in unrealized appreciation or depreciation on investments         (339)         1,084       (3,627)     (48,784)
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   23            923        4,488      (47,932)
Changes From Unit Transactions:
 - Contract purchases                                                          5,656            773        1,017       75,643
 - Contract withdrawals                                                       (2,472)        (1,418)     (16,082)     (16,948)
 - Contract transfers                                                          2,510             --         (479)      20,980
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         5,694           (645)     (15,544)      79,675
                                                                         -----------  -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,717            278      (11,056)      31,743
                                                                         -----------  -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               19,666         66,798      136,962      376,239
Changes From Operations:
 - Net investment income (loss)                                                   18            (88)       6,306         (140)
 - Net realized gain (loss) on investments                                       363         13,047           96       41,168
 - Net change in unrealized appreciation or depreciation on investments        2,259         (6,863)      10,356       13,851
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                2,640          6,096       16,758       54,879
Changes From Unit Transactions:
 - Contract purchases                                                          5,014            773          300       76,473
 - Contract withdrawals                                                       (2,794)       (59,672)     (23,421)     (17,845)
 - Contract transfers                                                          6,360             --          397       10,378
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         8,580        (58,899)     (22,724)      69,006
                                                                         -----------  -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       11,220        (52,803)      (5,966)     123,885
                                                                         -----------  -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    30,886  $      13,995  $   130,996  $   500,124
                                                                         ===========  =============  ===========  ===========

See accompanying notes.

                                                                                                     FTVIPT
                                                                                                    FRANKLIN
                                                                          FIDELITY      FTVIPT      SMALL-MID
                                                                             VIP       FRANKLIN        CAP
                                                                          OVERSEAS      INCOME       GROWTH
                                                                           SERVICE    SECURITIES   SECURITIES
                                                                            CLASS       CLASS 1      CLASS 1
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   142,723  $    75,063  $    69,081
Changes From Operations:
 - Net investment income (loss)                                                  930        4,297         (392)
 - Net realized gain (loss) on investments                                       226          268        1,093
 - Net change in unrealized appreciation or depreciation on investments      (29,901)      (3,081)      (4,315)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (28,745)       1,484       (3,614)
Changes From Unit Transactions:
 - Contract purchases                                                          8,025       16,827        9,597
 - Contract withdrawals                                                       (4,354)      (6,045)      (2,872)
 - Contract transfers                                                         14,222       (3,455)        (921)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        17,893        7,327        5,804
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (10,852)       8,811        2,190
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              131,871       83,874       71,271
Changes From Operations:
 - Net investment income (loss)                                                1,236        6,166         (394)
 - Net realized gain (loss) on investments                                     1,466          406        9,558
 - Net change in unrealized appreciation or depreciation on investments       21,991        4,623       (1,518)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               24,693       11,195        7,646
Changes From Unit Transactions:
 - Contract purchases                                                          1,700       17,833        2,555
 - Contract withdrawals                                                       (3,916)      (6,162)      (2,503)
 - Contract transfers                                                        (25,375)       9,275      (25,644)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (27,591)      20,946      (25,592)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (2,898)      32,141      (17,946)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   128,973  $   116,015  $    53,325
                                                                         ===========  ===========  ===========

                                                                                                     FTVIPT
                                                                           FTVIPT       FTVIPT      TEMPLETON
                                                                           MUTUAL      TEMPLETON     GLOBAL
                                                                           SHARES       FOREIGN       BOND
                                                                         SECURITIES   SECURITIES   SECURITIES
                                                                           CLASS 1      CLASS 2      CLASS 1
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    20,955  $   113,033  $   177,214
Changes From Operations:
 - Net investment income (loss)                                                1,150          732        9,783
 - Net realized gain (loss) on investments                                      (253)       2,131        2,163
 - Net change in unrealized appreciation or depreciation on investments       (3,079)     (14,037)     (16,519)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (2,182)     (11,174)      (4,573)
Changes From Unit Transactions:
 - Contract purchases                                                         35,398          691       20,150
 - Contract withdrawals                                                       (8,609)     (23,254)     (10,259)
 - Contract transfers                                                         34,752       13,054       37,810
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        61,541       (9,509)      47,701
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       59,359      (20,683)      43,128
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               80,314       92,350      220,342
Changes From Operations:
 - Net investment income (loss)                                                2,263        2,094       14,798
 - Net realized gain (loss) on investments                                      (115)        (317)       2,164
 - Net change in unrealized appreciation or depreciation on investments       12,135       13,651       15,882
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               14,283       15,428       32,844
Changes From Unit Transactions:
 - Contract purchases                                                         75,704        2,191       26,299
 - Contract withdrawals                                                      (13,801)      (7,291)     (11,794)
 - Contract transfers                                                         33,424          875      (20,568)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        95,327       (4,225)      (6,063)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      109,610       11,203       26,781
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   189,924  $   103,553  $   247,123
                                                                         ===========  ===========  ===========

                                                                           FTVIPT       FTVIPT
                                                                          TEMPLETON    TEMPLETON   INVESCO V.I.
                                                                           GROWTH       GROWTH       CAPITAL
                                                                         SECURITIES   SECURITIES   APPRECIATION
                                                                           CLASS 1      CLASS 2      SERIES I
                                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    50,754  $    13,604  $    353,957
Changes From Operations:
 - Net investment income (loss)                                                  553           79        (2,260)
 - Net realized gain (loss) on investments                                       (61)         (60)       (2,740)
 - Net change in unrealized appreciation or depreciation on investments       (4,811)      (1,114)      (26,135)
                                                                         -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (4,319)      (1,095)      (31,135)
Changes From Unit Transactions:
 - Contract purchases                                                          7,272        2,020        16,477
 - Contract withdrawals                                                       (2,712)        (948)      (22,637)
 - Contract transfers                                                          1,004          460         1,645
                                                                         -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         5,564        1,532        (4,515)
                                                                         -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,245          437       (35,650)
                                                                         -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2011                                               51,999       14,041       318,307
Changes From Operations:
 - Net investment income (loss)                                                  959          202          (914)
 - Net realized gain (loss) on investments                                    (1,107)         (49)      (11,306)
 - Net change in unrealized appreciation or depreciation on investments       11,190        2,750        60,583
                                                                         -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               11,042        2,903        48,363
Changes From Unit Transactions:
 - Contract purchases                                                          7,495        1,461         8,361
 - Contract withdrawals                                                      (12,288)      (1,011)       (8,382)
 - Contract transfers                                                          1,552         (359)     (366,649)
                                                                         -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (3,241)          91      (366,670)
                                                                         -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        7,801        2,994      (318,307)
                                                                         -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2012                                          $    59,800  $    17,035  $         --
                                                                         ===========  ===========  ============

See accompanying notes.

                                                                                                       INVESCO        JANUS
                                                                                         INVESCO     VAN KAMPEN       ASPEN
                                                                           INVESCO        V.I.          V.I.         SERIES
                                                                          V.I. CORE   INTERNATIONAL   AMERICAN      BALANCED
                                                                           EQUITY        GROWTH       FRANCHISE   INSTITUTIONAL
                                                                          SERIES I      SERIES I      SERIES I        CLASS
                                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   320,884  $     118,088  $        --  $     261,805
Changes From Operations:
 - Net investment income (loss)                                                  474            932           --          4,702
 - Net realized gain (loss) on investments                                     2,394          5,872           --         15,036
 - Net change in unrealized appreciation or depreciation on investments       (4,872)       (16,179)          --        (17,641)
                                                                         -----------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (2,004)        (9,375)          --          2,097
Changes From Unit Transactions:
 - Contract purchases                                                         13,088         10,081           --          7,907
 - Contract withdrawals                                                      (58,049)        (9,280)          --         (7,914)
 - Contract transfers                                                           (216)       (32,238)          --         17,585
                                                                         -----------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (45,177)       (31,437)          --         17,578
                                                                         -----------  -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (47,181)       (40,812)          --         19,675
                                                                         -----------  -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2011                                              273,703         77,276           --        281,480
Changes From Operations:
 - Net investment income (loss)                                                  536            576       (1,907)         6,533
 - Net realized gain (loss) on investments                                     4,463          2,000         (859)        23,774
 - Net change in unrealized appreciation or depreciation on investments       29,606          8,776       (7,811)         6,422
                                                                         -----------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               34,605         11,352      (10,577)        36,729
Changes From Unit Transactions:
 - Contract purchases                                                         13,055          6,944       14,242         22,310
 - Contract withdrawals                                                      (46,430)        (9,547)     (17,295)       (10,254)
 - Contract transfers                                                         18,215           (141)     370,014         (3,915)
                                                                         -----------  -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (15,160)        (2,744)     366,961          8,141
                                                                         -----------  -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       19,445          8,608      356,384         44,870
                                                                         -----------  -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $   293,148  $      85,884  $   356,384  $     326,350
                                                                         ===========  =============  ===========  =============

See accompanying notes.

                                                                                                      JANUS
                                                                            JANUS        JANUS        ASPEN
                                                                            ASPEN        ASPEN       SERIES
                                                                           SERIES       SERIES       GLOBAL
                                                                          BALANCED    ENTERPRISE   TECHNOLOGY
                                                                           SERVICE      SERVICE      SERVICE
                                                                            CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     5,017  $    28,717  $    16,149
Changes From Operations:
 - Net investment income (loss)                                                   97         (215)        (122)
 - Net realized gain (loss) on investments                                       279        2,611          579
 - Net change in unrealized appreciation or depreciation on investments         (321)      (3,485)      (1,871)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   55       (1,089)      (1,414)
Changes From Unit Transactions:
 - Contract purchases                                                            270        9,903          793
 - Contract withdrawals                                                         (291)     (11,914)        (586)
 - Contract transfers                                                          3,819       (1,250)      (1,132)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         3,798       (3,261)        (925)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,853       (4,350)      (2,339)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                8,870       24,367       13,810
Changes From Operations:
 - Net investment income (loss)                                                  342         (254)         (68)
 - Net realized gain (loss) on investments                                       701        1,407        2,533
 - Net change in unrealized appreciation or depreciation on investments          819        3,418         (636)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                1,862        4,571        1,829
Changes From Unit Transactions:
 - Contract purchases                                                          2,012       18,972          793
 - Contract withdrawals                                                         (779)      (8,850)      (8,555)
 - Contract transfers                                                         16,380        8,500          409
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        17,613       18,622       (7,353)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       19,475       23,193       (5,524)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    28,345  $    47,560  $     8,286
                                                                         ===========  ===========  ===========

                                                                             JANUS         JANUS         LVIP
                                                                             ASPEN         ASPEN         BARON
                                                                            SERIES        SERIES        GROWTH
                                                                           WORLDWIDE     WORLDWIDE   OPPORTUNITIES
                                                                         INSTITUTIONAL    SERVICE      STANDARD
                                                                             CLASS         CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     162,762  $    25,730  $      99,285
Changes From Operations:
 - Net investment income (loss)                                                   (316)         (33)          (646)
 - Net realized gain (loss) on investments                                         (15)       1,684          2,033
 - Net change in unrealized appreciation or depreciation on investments        (23,881)      (1,852)         1,462
                                                                         -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (24,212)        (201)         2,849
Changes From Unit Transactions:
 - Contract purchases                                                            6,279          431         16,796
 - Contract withdrawals                                                         (6,517)        (300)        (3,270)
 - Contract transfers                                                            3,527      (20,022)        (7,431)
                                                                         -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           3,289      (19,891)         6,095
                                                                         -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (20,923)     (20,092)         8,944
                                                                         -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                141,839        5,638        108,229
Changes From Operations:
 - Net investment income (loss)                                                    160           (2)         1,096
 - Net realized gain (loss) on investments                                        (661)           8          7,768
 - Net change in unrealized appreciation or depreciation on investments         27,569        1,082         12,056
                                                                         -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 27,068        1,088         20,920
Changes From Unit Transactions:
 - Contract purchases                                                           12,402          830         16,796
 - Contract withdrawals                                                        (31,847)        (293)        (3,253)
 - Contract transfers                                                            5,196           --         (4,649)
                                                                         -------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (14,249)         537          8,894
                                                                         -------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         12,819        1,625         29,814
                                                                         -------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $     154,658  $     7,263  $     138,043
                                                                         =============  ===========  =============

                                                                                           LVIP         LVIP
                                                                              LVIP       BLACKROCK    BLACKROCK
                                                                              BARON       EQUITY      INFLATION
                                                                             GROWTH      DIVIDEND     PROTECTED
                                                                          OPPORTUNITIES     RPM         BOND
                                                                             SERVICE     STANDARD     STANDARD
                                                                              CLASS        CLASS        CLASS
                                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     213,692  $    11,804  $       458
Changes From Operations:
 - Net investment income (loss)                                                 (1,733)           9          124
 - Net realized gain (loss) on investments                                       6,620         (523)          82
 - Net change in unrealized appreciation or depreciation on investments           (712)          79          120
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  4,175         (435)         326
Changes From Unit Transactions:
 - Contract purchases                                                           25,455          702        3,801
 - Contract withdrawals                                                        (46,278)        (491)      (1,487)
 - Contract transfers                                                           26,178       (3,677)       3,010
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           5,355       (3,466)       5,324
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          9,530       (3,901)       5,650
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                223,222        7,903        6,108
Changes From Operations:
 - Net investment income (loss)                                                  1,374            4          (12)
 - Net realized gain (loss) on investments                                      19,661           38          226
 - Net change in unrealized appreciation or depreciation on investments         18,590        1,278          169
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 39,625        1,320          383
Changes From Unit Transactions:
 - Contract purchases                                                           51,317          700        3,801
 - Contract withdrawals                                                        (36,737)        (341)      (1,889)
 - Contract transfers                                                           26,070           --        2,315
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          40,650          359        4,227
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         80,275        1,679        4,610
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $     303,497  $     9,582  $    10,718
                                                                         =============  ===========  ===========

See accompanying notes.

                                                                                                      LVIP
                                                                                         LVIP       COLUMBIA
                                                                                        CLARION     SMALL-MID
                                                                            LVIP        GLOBAL         CAP         LVIP
                                                                           CAPITAL       REAL        GROWTH      DELAWARE
                                                                           GROWTH       ESTATE         RPM         BOND
                                                                          STANDARD     STANDARD     STANDARD     STANDARD
                                                                            CLASS        CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $        --  $    61,304  $    52,090  $   843,678
Changes From Operations:
 - Net investment income (loss)                                                   --         (370)        (321)      26,722
 - Net realized gain (loss) on investments                                        --          529        1,245       33,014
 - Net change in unrealized appreciation or depreciation on investments           --       (6,051)      (4,843)       7,096
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   --       (5,892)      (3,919)      66,832
Changes From Unit Transactions:
 - Contract purchases                                                             --        7,574        3,649       60,968
 - Contract withdrawals                                                           --       (3,528)      (2,363)     (70,978)
 - Contract transfers                                                             --          787       (2,761)     112,445
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            --        4,833       (1,475)     102,435
                                                                         -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           --       (1,059)      (5,394)     169,267
                                                                         -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                   --       60,245       46,696    1,012,945
Changes From Operations:
 - Net investment income (loss)                                                  (51)        (372)        (317)      11,893
 - Net realized gain (loss) on investments                                       (12)      11,204        4,849       40,271
 - Net change in unrealized appreciation or depreciation on investments           53        2,821       (3,590)       8,683
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (10)      13,653          942       60,847
Changes From Unit Transactions:
 - Contract purchases                                                             --       34,293       30,098       72,927
 - Contract withdrawals                                                         (262)      (4,926)      (3,650)     (44,637)
 - Contract transfers                                                         12,749      (34,256)     (14,527)    (122,532)
                                                                         -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        12,487       (4,889)      11,921      (94,242)
                                                                         -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       12,477        8,764       12,863      (33,395)
                                                                         -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    12,477  $    69,009  $    59,559  $   979,550
                                                                         ===========  ===========  ===========  ===========

See accompanying notes.

                                                                            LVIP         LVIP
                                                                          DELAWARE     DELAWARE       LVIP
                                                                         DIVERSIFIED    GROWTH      DELAWARE
                                                                          FLOATING        AND        SOCIAL
                                                                            RATE        INCOME      AWARENESS
                                                                          STANDARD     STANDARD     STANDARD
                                                                            CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $        --  $    60,143  $    17,110
Changes From Operations:
 - Net investment income (loss)                                                  219          352            3
 - Net realized gain (loss) on investments                                       (28)        (401)          95
 - Net change in unrealized appreciation or depreciation on investments         (505)         607         (219)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (314)         558         (121)
Changes From Unit Transactions:
 - Contract purchases                                                         16,603        4,000        2,390
 - Contract withdrawals                                                       (4,260)      (2,608)      (1,024)
 - Contract transfers                                                         18,776       (1,883)        (149)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        31,119         (491)       1,217
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       30,805           67        1,096
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               30,805       60,210       18,206
Changes From Operations:
 - Net investment income (loss)                                                  238          394            6
 - Net realized gain (loss) on investments                                        17          191        1,628
 - Net change in unrealized appreciation or depreciation on investments          839        8,390        1,038
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                1,094        8,975        2,672
Changes From Unit Transactions:
 - Contract purchases                                                         16,603        4,000        2,392
 - Contract withdrawals                                                       (5,227)      (2,830)      (1,135)
 - Contract transfers                                                          2,184       (3,547)         149
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        13,560       (2,377)       1,406
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       14,654        6,598        4,078
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    45,459  $    66,808  $    22,284
                                                                         ===========  ===========  ===========

                                                                             LVIP          LVIP         LVIP
                                                                           DELAWARE     DIMENSIONAL  DIMENSIONAL
                                                                            SPECIAL      NON-U.S.       U.S.
                                                                         OPPORTUNITIES    EQUITY       EQUITY
                                                                           STANDARD      STANDARD     STANDARD
                                                                             CLASS         CLASS        CLASS
                                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $       9,329  $        --  $        --
Changes From Operations:
 - Net investment income (loss)                                                    (17)          --           --
 - Net realized gain (loss) on investments                                         765           --           --
 - Net change in unrealized appreciation or depreciation on investments         (1,123)          --           --
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (375)          --           --
Changes From Unit Transactions:
 - Contract purchases                                                              523           --           --
 - Contract withdrawals                                                           (245)          --           --
 - Contract transfers                                                            7,144           --           --
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           7,422           --           --
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          7,047           --           --
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                 16,376           --           --
Changes From Operations:
 - Net investment income (loss)                                                      2          224          130
 - Net realized gain (loss) on investments                                       2,398          200          134
 - Net change in unrealized appreciation or depreciation on investments            (33)       1,111        1,112
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  2,367        1,535        1,376
Changes From Unit Transactions:
 - Contract purchases                                                              401           --           --
 - Contract withdrawals                                                           (301)      (2,080)      (3,216)
 - Contract transfers                                                           (8,461)      13,071       21,674
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (8,361)      10,991       18,458
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (5,994)      12,526       19,834
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $      10,382  $    12,526  $    19,834
                                                                         =============  ===========  ===========

                                                                             LVIP
                                                                         DIMENSIONAL/                  LVIP
                                                                           VANGUARD       LVIP       JPMORGAN
                                                                             TOTAL       GLOBAL        HIGH
                                                                             BOND        INCOME        YIELD
                                                                           STANDARD     STANDARD     STANDARD
                                                                             CLASS        CLASS        CLASS
                                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $         --  $        --  $        --
Changes From Operations:
 - Net investment income (loss)                                                    --        1,101           --
 - Net realized gain (loss) on investments                                         --          149           --
 - Net change in unrealized appreciation or depreciation on investments            --       (1,498)          --
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    --         (248)          --
Changes From Unit Transactions:
 - Contract purchases                                                              --       30,833           --
 - Contract withdrawals                                                            --       (7,912)          --
 - Contract transfers                                                              --       34,599           --
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             --       57,520           --
                                                                         ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --       57,272           --
                                                                         ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                    --       57,272           --
Changes From Operations:
 - Net investment income (loss)                                                    52          719        3,760
 - Net realized gain (loss) on investments                                         12          152           55
 - Net change in unrealized appreciation or depreciation on investments           (18)       2,816        1,557
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    46        3,687        5,372
Changes From Unit Transactions:
 - Contract purchases                                                              --       30,833        2,240
 - Contract withdrawals                                                          (758)      (9,770)      (1,835)
 - Contract transfers                                                           5,481        1,877       83,099
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          4,723       22,940       83,504
                                                                         ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,769       26,627       88,876
                                                                         ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $      4,769  $    83,899  $    88,876
                                                                         ============  ===========  ===========

See accompanying notes.

                                                                            LVIP
                                                                          JPMORGAN
                                                                             MID          LVIP
                                                                             CAP           MFS          LVIP         LVIP
                                                                            VALUE     INTERNATIONAL      MFS        MID-CAP
                                                                             RPM         GROWTH         VALUE        VALUE
                                                                          STANDARD      STANDARD      STANDARD     STANDARD
                                                                            CLASS         CLASS         CLASS        CLASS
                                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    63,256  $       7,893  $    34,685  $     1,818
Changes From Operations:
 - Net investment income (loss)                                                 (402)           332          486          (17)
 - Net realized gain (loss) on investments                                       955             16          112           35
 - Net change in unrealized appreciation or depreciation on investments       (2,662)        (1,712)        (585)        (250)
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (2,109)        (1,364)          13         (232)
Changes From Unit Transactions:
 - Contract purchases                                                         11,128          6,008        5,522          601
 - Contract withdrawals                                                       (2,017)        (1,803)      (2,208)        (194)
 - Contract transfers                                                            403          3,071        9,639        1,999
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         9,514          7,276       12,953        2,406
                                                                         -----------  -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        7,405          5,912       12,966        2,174
                                                                         -----------  -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               70,661         13,805       47,651        3,992
Changes From Operations:
 - Net investment income (loss)                                                 (486)           368          355           56
 - Net realized gain (loss) on investments                                       410            248        1,449          (36)
 - Net change in unrealized appreciation or depreciation on investments       10,004          6,800        5,677        4,812
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                9,928          7,416        7,481        4,832
Changes From Unit Transactions:
 - Contract purchases                                                         11,126         41,295        6,764       26,895
 - Contract withdrawals                                                       (2,050)        (5,084)      (2,487)      (2,520)
 - Contract transfers                                                         (2,509)        25,146       (9,668)      28,193
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         6,567         61,357       (5,391)      52,568
                                                                         -----------  -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       16,495         68,773        2,090       57,400
                                                                         -----------  -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    87,156  $      82,578  $    49,741  $    61,392
                                                                         ===========  =============  ===========  ===========

See accompanying notes.

                                                                             LVIP                       LVIP
                                                                           MONDRIAN        LVIP       PROTECTED
                                                                         INTERNATIONAL     MONEY       PROFILE
                                                                             VALUE        MARKET        2030
                                                                           STANDARD      STANDARD     STANDARD
                                                                             CLASS         CLASS        CLASS
                                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     329,444  $   826,937  $   291,226
Changes From Operations:
 - Net investment income (loss)                                                  6,992       (2,696)         157
 - Net realized gain (loss) on investments                                      (6,752)          --          742
 - Net change in unrealized appreciation or depreciation on investments        (16,078)          --       (4,109)
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (15,838)      (2,696)      (3,210)
Changes From Unit Transactions:
 - Contract purchases                                                            8,122      115,375           --
 - Contract withdrawals                                                        (14,642)     (76,351)      (6,895)
 - Contract transfers                                                          (26,336)    (574,774)          --
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (32,856)    (535,750)      (6,895)
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (48,694)    (538,446)     (10,105)
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                280,750      288,491      281,121
Changes From Operations:
 - Net investment income (loss)                                                  8,347       (3,417)       9,085
 - Net realized gain (loss) on investments                                      (3,618)           3          832
 - Net change in unrealized appreciation or depreciation on investments         24,872           --       17,015
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 29,601       (3,414)      26,932
Changes From Unit Transactions:
 - Contract purchases                                                           58,250      584,277           --
 - Contract withdrawals                                                        (25,882)    (510,088)      (7,013)
 - Contract transfers                                                           48,213      (60,990)     536,187
                                                                         -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          80,581       13,199      529,174
                                                                         -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        110,182        9,785      556,106
                                                                         -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $     390,932  $   298,276  $   837,227
                                                                         =============  ===========  ===========

                                                                             LVIP         LVIP         LVIP
                                                                          PROTECTED     PROTECTED    PROTECTED
                                                                           PROFILE       PROFILE      PROFILE
                                                                         CONSERVATIVE    GROWTH      MODERATE
                                                                           STANDARD     STANDARD     STANDARD
                                                                            CLASS         CLASS        CLASS
                                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $     94,083  $   125,592  $   314,223
Changes From Operations:
 - Net investment income (loss)                                                 1,740        2,119        8,304
 - Net realized gain (loss) on investments                                        428        1,622          655
 - Net change in unrealized appreciation or depreciation on investments         1,395       (4,005)     (12,023)
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 3,563         (264)      (3,064)
Changes From Unit Transactions:
 - Contract purchases                                                          11,676       21,500       39,787
 - Contract withdrawals                                                        (5,660)      (9,185)     (29,462)
 - Contract transfers                                                          22,025          920      403,239
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         28,041       13,235      413,564
                                                                         ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        31,604       12,971      410,500
                                                                         ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               125,687      138,563      724,723
Changes From Operations:
 - Net investment income (loss)                                                 3,837        3,096       14,160
 - Net realized gain (loss) on investments                                      3,469        1,681       14,244
 - Net change in unrealized appreciation or depreciation on investments         3,379        6,943       28,480
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                10,685       11,720       56,884
Changes From Unit Transactions:
 - Contract purchases                                                          11,228       21,500       39,319
 - Contract withdrawals                                                        (6,454)      (9,961)     (30,172)
 - Contract transfers                                                         (13,190)      (1,402)    (422,343)
                                                                         ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (8,416)      10,137     (413,196)
                                                                         ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,269       21,857     (356,312)
                                                                         ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    127,956  $   160,420  $   368,411
                                                                         ============  ===========  ===========

                                                                                          LVIP           LVIP
                                                                            LVIP          SSgA           SSgA
                                                                            SSgA        DEVELOPED      EMERGING
                                                                            BOND      INTERNATIONAL     MARKETS
                                                                            INDEX          150            100
                                                                          STANDARD      STANDARD       STANDARD
                                                                            CLASS         CLASS          CLASS
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $   113,032  $      12,170  $    51,507
Changes From Operations:
 - Net investment income (loss)                                                3,136            271        1,232
 - Net realized gain (loss) on investments                                       821             42        4,723
 - Net change in unrealized appreciation or depreciation on investments        4,090         (1,915)     (14,491)
                                                                         -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                8,047         (1,602)      (8,536)
Changes From Unit Transactions:
 - Contract purchases                                                          5,713            935        6,571
 - Contract withdrawals                                                       (2,777)          (334)      (3,521)
 - Contract transfers                                                         (2,183)         1,817       10,503
                                                                         -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           753          2,418       13,553
                                                                         -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        8,800            816        5,017
                                                                         -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2011                                              121,832         12,986       56,524
Changes From Operations:
 - Net investment income (loss)                                                2,679            299        2,418
 - Net realized gain (loss) on investments                                       804             59        4,941
 - Net change in unrealized appreciation or depreciation on investments          903          1,551        2,872
                                                                         -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                4,386          1,909       10,231
Changes From Unit Transactions:
 - Contract purchases                                                         12,422             --       57,313
 - Contract withdrawals                                                       (2,945)          (285)      (7,665)
 - Contract transfers                                                          1,814           (784)       2,815
                                                                         -----------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        11,291         (1,069)      52,463
                                                                         -----------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       15,677            840       62,694
                                                                         -----------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   137,509  $      13,826  $   119,218
                                                                         ===========  =============  ===========

See accompanying notes.

                                                                            LVIP
                                                                            SSgA                        LVIP         LVIP
                                                                           GLOBAL         LVIP          SSgA         SSgA
                                                                          TACTICAL        SSgA          LARGE      MODERATE
                                                                         ALLOCATION   INTERNATIONAL      CAP         INDEX
                                                                             RPM          INDEX          100      ALLOCATION
                                                                          STANDARD      STANDARD      STANDARD     STANDARD
                                                                            CLASS         CLASS         CLASS        CLASS
                                                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    32,708  $      37,402  $    69,276  $        --
Changes From Operations:
 - Net investment income (loss)                                                  405            281          848           14
 - Net realized gain (loss) on investments                                      (297)           475        1,318            3
 - Net change in unrealized appreciation or depreciation on investments         (142)        (5,361)        (612)         (19)
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (34)        (4,605)       1,554           (2)
Changes From Unit Transactions:
 - Contract purchases                                                         10,454            937        5,528        3,301
 - Contract withdrawals                                                       (4,108)          (638)      (2,832)      (1,381)
 - Contract transfers                                                         26,130            549       (1,496)       3,071
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        32,476            848        1,200        4,991
                                                                         -----------  -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       32,442         (3,757)       2,754        4,989
                                                                         -----------  -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               65,150         33,645       72,030        4,989
Changes From Operations:
 - Net investment income (loss)                                                2,218            683          943           90
 - Net realized gain (loss) on investments                                      (140)           219          966           77
 - Net change in unrealized appreciation or depreciation on investments        5,428          6,284        6,715          356
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                7,506          7,186        8,624          523
Changes From Unit Transactions:
 - Contract purchases                                                         13,633          8,402        1,000        3,300
 - Contract withdrawals                                                       (5,021)          (928)      (2,572)      (1,511)
 - Contract transfers                                                             16          2,460        7,972           --
                                                                         -----------  -------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         8,628          9,934        6,400        1,789
                                                                         -----------  -------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       16,134         17,120       15,024        2,312
                                                                         -----------  -------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    81,284  $      50,765  $    87,054  $     7,301
                                                                         ===========  =============  ===========  ===========

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                            LVIP
                                                                            SSgA         LVIP         LVIP
                                                                          MODERATE       SSgA         SSgA
                                                                         STRUCTURED     S&P 500     SMALL-CAP
                                                                         ALLOCATION      INDEX        INDEX
                                                                          STANDARD     STANDARD     STANDARD
                                                                            CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $        --  $   306,425  $    63,532
Changes From Operations:
 - Net investment income (loss)                                                  (56)       1,008         (127)
 - Net realized gain (loss) on investments                                       (12)       3,077          580
 - Net change in unrealized appreciation or depreciation on investments          (97)        (260)      (4,178)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (165)       3,825       (3,725)
Changes From Unit Transactions:
 - Contract purchases                                                              1       14,478       15,162
 - Contract withdrawals                                                       (1,687)     (15,766)      (3,089)
 - Contract transfers                                                         47,432       (1,006)         (14)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        45,746       (2,294)      12,059
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       45,581        1,531        8,334
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               45,581      307,956       71,866
Changes From Operations:
 - Net investment income (loss)                                                2,801        1,404         (122)
 - Net realized gain (loss) on investments                                       483       22,925        9,434
 - Net change in unrealized appreciation or depreciation on investments        2,593       24,871        1,309
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                5,877       49,200       10,621
Changes From Unit Transactions:
 - Contract purchases                                                         68,000       64,457        7,348
 - Contract withdrawals                                                      (18,254)     (20,456)      (2,595)
 - Contract transfers                                                             --      (22,383)     (45,844)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        49,746       21,618      (41,091)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       55,623       70,818      (30,470)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $   101,204  $   378,774  $    41,396
                                                                         ===========  ===========  ===========

                                                                                                      LVIP
                                                                                         LVIP        T. ROWE
                                                                            LVIP        T. ROWE       PRICE
                                                                            SSgA         PRICE     STRUCTURED
                                                                          SMALL-MID     GROWTH       MID-CAP
                                                                           CAP 200       STOCK       GROWTH
                                                                          STANDARD     STANDARD     STANDARD
                                                                            CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    10,384  $     1,997  $    52,003
Changes From Operations:
 - Net investment income (loss)                                                  151          (14)        (266)
 - Net realized gain (loss) on investments                                       176            7        1,351
 - Net change in unrealized appreciation or depreciation on investments         (548)         (55)      (3,066)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (221)         (62)      (1,981)
Changes From Unit Transactions:
 - Contract purchases                                                            958        1,000        6,841
 - Contract withdrawals                                                         (397)        (198)      (2,578)
 - Contract transfers                                                            210         (159)         769
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           771          643        5,032
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          550          581        3,051
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               10,934        2,578       55,054
Changes From Operations:
 - Net investment income (loss)                                                  261          (71)        (319)
 - Net realized gain (loss) on investments                                     1,128           32        2,728
 - Net change in unrealized appreciation or depreciation on investments          105          465        6,428
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                1,494          426        8,837
Changes From Unit Transactions:
 - Contract purchases                                                            422        1,000        9,311
 - Contract withdrawals                                                         (364)        (464)      (2,847)
 - Contract transfers                                                           (142)      12,639         (192)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (84)      13,175        6,272
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,410       13,601       15,109
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    12,344  $    16,179  $    70,163
                                                                         ===========  ===========  ===========

                                                                                                       LVIP
                                                                            LVIP       LVIP UBS      VANGUARD
                                                                          TEMPLETON    LARGE CAP   INTERNATIONAL
                                                                           GROWTH       GROWTH        EQUITY
                                                                             RPM          RPM           ETF
                                                                          STANDARD     STANDARD      STANDARD
                                                                            CLASS        CLASS         CLASS
                                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $        --  $    66,222  $          --
Changes From Operations:
 - Net investment income (loss)                                                  103         (337)            --
 - Net realized gain (loss) on investments                                        11        1,488             --
 - Net change in unrealized appreciation or depreciation on investments         (189)      (4,476)            --
                                                                         -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (75)      (3,325)            --
Changes From Unit Transactions:
 - Contract purchases                                                          3,301        1,188             --
 - Contract withdrawals                                                       (1,389)     (12,774)            --
 - Contract transfers                                                          3,071        2,879             --
                                                                         -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         4,983       (8,707)            --
                                                                         -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        4,908      (12,032)            --
                                                                         -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                4,908       54,190             --
Changes From Operations:
 - Net investment income (loss)                                                   78         (512)         3,740
 - Net realized gain (loss) on investments                                        68          282             (3)
 - Net change in unrealized appreciation or depreciation on investments          749        9,197          5,577
                                                                         -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  895        8,967          9,314
Changes From Unit Transactions:
 - Contract purchases                                                          3,302        6,668         50,418
 - Contract withdrawals                                                       (1,526)      (1,863)        (4,837)
 - Contract transfers                                                             --        5,467         44,847
                                                                         -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         1,776       10,272         90,428
                                                                         -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,671       19,239         99,742
                                                                         -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          $     7,579  $    73,429  $      99,742
                                                                         ===========  ===========  =============

See accompanying notes.

                                                                                                       MFS VIT
                                                                                          MFS VIT       TOTAL       MFS VIT
                                                                                          GROWTH       RETURN      UTILITIES
                                                                        M INTERNATIONAL  INITIAL       INITIAL      INITIAL
                                                                             EQUITY        CLASS        CLASS        CLASS
                                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $      24,263  $   163,314  $   311,735  $   868,322
Changes From Operations:
 - Net investment income (loss)                                                    556         (950)       5,580       24,559
 - Net realized gain (loss) on investments                                        (548)       3,237        3,830        5,448
 - Net change in unrealized appreciation or depreciation on investments         (3,327)      (3,713)      (5,104)      21,907
                                                                         -------------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (3,319)      (1,426)       4,306       51,914
Changes From Unit Transactions:
 - Contract purchases                                                               --        7,574       31,477      118,281
 - Contract withdrawals                                                           (886)     (15,769)     (16,055)     (32,494)
 - Contract transfers                                                               --         (505)     (31,022)     (56,628)
                                                                         -------------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            (886)      (8,700)     (15,600)      29,159
                                                                         -------------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (4,205)     (10,126)     (11,294)      81,073
                                                                         -------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                 20,058      153,188      300,441      949,395
Changes From Operations:
 - Net investment income (loss)                                                    322       (1,051)       3,414       63,491
 - Net realized gain (loss) on investments                                        (522)       8,864       16,731       11,248
 - Net change in unrealized appreciation or depreciation on investments          4,136       13,685        5,105       48,677
                                                                         -------------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  3,936       21,498       25,250      123,416
Changes From Unit Transactions:
 - Contract purchases                                                               --       12,424       32,977      130,959
 - Contract withdrawals                                                           (836)     (41,814)     (25,003)     (56,905)
 - Contract transfers                                                               --       (3,790)    (156,798)     (62,120)
                                                                         -------------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            (836)     (33,180)    (148,824)      11,934
                                                                         -------------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,100      (11,682)    (123,574)     135,350
                                                                         -------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $      23,158  $   141,506  $   176,867  $ 1,084,745
                                                                         =============  ===========  ===========  ===========

See accompanying notes.

                                                                                                     NB AMT
                                                                           NB AMT       NB AMT       MID CAP
                                                                          LARGE CAP     MID CAP     INTRINSIC
                                                                           VALUE I     GROWTH I      VALUE I
                                                                            CLASS        CLASS        CLASS
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $    79,916  $   633,328  $    40,177
Changes From Operations:
 - Net investment income (loss)                                                 (584)      (4,946)           8
 - Net realized gain (loss) on investments                                    (8,705)      12,613          568
 - Net change in unrealized appreciation or depreciation on investments          (33)      (9,160)      (3,070)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (9,322)      (1,493)      (2,494)
Changes From Unit Transactions:
 - Contract purchases                                                          1,812       13,501        2,153
 - Contract withdrawals                                                      (19,342)     (34,406)      (2,902)
 - Contract transfers                                                          1,167       (4,556)       1,081
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (16,363)     (25,461)         332
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (25,685)     (26,954)      (2,162)
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                               54,231      606,374       38,015
Changes From Operations:
 - Net investment income (loss)                                                 (216)      (5,047)          (4)
 - Net realized gain (loss) on investments                                    (1,180)      14,895       10,869
 - Net change in unrealized appreciation or depreciation on investments        9,687       59,769       (5,236)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                8,291       69,617        5,629
Changes From Unit Transactions:
 - Contract purchases                                                             --        8,643        1,135
 - Contract withdrawals                                                       (2,012)     (39,139)      (3,034)
 - Contract transfers                                                         (1,156)       1,893         (862)
                                                                         -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (3,168)     (28,603)      (2,761)
                                                                         -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,123       41,014        2,868
                                                                         -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $    59,354  $   647,388  $    40,883
                                                                         ===========  ===========  ===========

                                                                                PIMCO
                                                                                 VIT            PUTNAM
                                                                         COMMODITYREALRETURN   VT GLOBAL    PUTNAM VT
                                                                              STRATEGY          HEALTH      GROWTH &
                                                                           ADMINISTRATIVE        CARE        INCOME
                                                                                CLASS          CLASS IB     CLASS IB
                                                                             SUBACCOUNT       SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                            $           140,344  $     2,469  $    13,064
Changes From Operations:
 - Net investment income (loss)                                                       21,345            1           55
 - Net realized gain (loss) on investments                                             1,048           81         (116)
 - Net change in unrealized appreciation or depreciation on investments              (36,841)         (92)        (635)
                                                                         -------------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (14,448)         (10)        (696)
Changes From Unit Transactions:
 - Contract purchases                                                                 29,664           --           --
 - Contract withdrawals                                                              (12,000)        (307)        (274)
 - Contract transfers                                                                 18,171           37           --
                                                                         -------------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                35,835         (270)        (274)
                                                                         -------------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               21,387         (280)        (970)
                                                                         -------------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2011                                                      161,731        2,189       12,094
Changes From Operations:
 - Net investment income (loss)                                                        2,987          (17)         117
 - Net realized gain (loss) on investments                                            (6,240)         204          (88)
 - Net change in unrealized appreciation or depreciation on investments               11,608          685        2,150
                                                                         -------------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        8,355          872        2,179
Changes From Unit Transactions:
 - Contract purchases                                                                 58,697           --           --
 - Contract withdrawals                                                              (12,766)        (442)        (247)
 - Contract transfers                                                               (113,800)       8,346           --
                                                                         -------------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS               (67,869)       7,904         (247)
                                                                         -------------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (59,514)       8,776        1,932
                                                                         -------------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                          $           102,217  $    10,965  $    14,026
                                                                         ===================  ===========  ===========

See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

 - Lincoln SVUL
 - Lincoln SVUL-II
 - Lincoln SVUL-III
 - Lincoln SVUL-IV
 - Lincoln SVUL(ONE)
 - Lincoln SVUL(ONE) 2007
 - Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Thematic Growth Class A Portfolio
  ABVPSF Growth and Income Class A Portfolio
  ABVPSF International Value Class A Portfolio
  ABVPSF Large Cap Growth Class A Portfolio
  ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Inflation Protection Class I Fund
American Funds Insurance Series (American Funds):
  American Funds Global Growth Class 2 Fund
  American Funds Global Small Capitalization Class 2 Fund
  American Funds Growth Class 2 Fund
  American Funds Growth-Income Class 2 Fund
  American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
  BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
  Delaware VIP Diversified Income Standard Class Series
  Delaware VIP Emerging Markets Standard Class Series
  Delaware VIP High Yield Standard Class Series
  Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
  Delaware VIP Small Cap Value Standard Class Series
  Delaware VIP Smid Cap Growth Standard Class Series
  Delaware VIP U.S. Growth Standard Class Series
  Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
  DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
  DWS Equity 500 Index VIP Class A Portfolio
  DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Service Class Portfolio
  Fidelity VIP Equity-Income Service Class Portfolio
  Fidelity VIP Growth Service Class Portfolio
  Fidelity VIP Growth Opportunities Service Class Portfolio
  Fidelity VIP High Income Service Class Portfolio
  Fidelity VIP Mid Cap Service Class Portfolio
  Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Income Securities Class 1 Fund
  FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Mutual Shares Securities Class 1 Fund
  FTVIPT Templeton Foreign Securities Class 2 Fund
  FTVIPT Templeton Global Bond Securities Class 1 Fund
  FTVIPT Templeton Growth Securities Class 1 Fund
  FTVIPT Templeton Growth Securities Class 2 Fund
Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
  Invesco V.I. Core Equity Series I Fund
  Invesco V.I. International Growth Series I Fund
  Invesco Van Kampen V.I. American Franchise Series I Fund
Janus Aspen Series:
  Janus Aspen Series Balanced Institutional Class Portfolio
  Janus Aspen Series Balanced Service Class Portfolio
  Janus Aspen Series Enterprise Service Class Portfolio
  Janus Aspen Series Global Technology Service Class Portfolio

  Janus Aspen Series Worldwide Institutional Class Portfolio
  Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
  LVIP Baron Growth Opportunities Standard Class Fund
  LVIP Baron Growth Opportunities Service Class Fund
  LVIP BlackRock Equity Dividend RPM Standard Class Fund
  LVIP BlackRock Inflation Protected Bond Standard Class Fund
  LVIP Capital Growth Standard Class Fund
  LVIP Clarion Global Real Estate Standard Class Fund
  LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
  LVIP Delaware Bond Standard Class Fund
  LVIP Delaware Diversified Floating Rate Standard Class Fund
  LVIP Delaware Foundation Aggressive Allocation Standard Class Fund**
  LVIP Delaware Growth and Income Standard Class Fund
  LVIP Delaware Social Awareness Standard Class Fund
  LVIP Delaware Special Opportunities Standard Class Fund
  LVIP Dimensional Non-U.S. Equity Standard Class Fund
  LVIP Dimensional U.S. Equity Standard Class Fund
  LVIP Dimensional/Vanguard Total Bond Standard Class Fund
  LVIP Global Income Standard Class Fund
  LVIP JPMorgan High Yield Standard Class Fund
  LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
  LVIP MFS International Growth Standard Class Fund
  LVIP MFS Value Standard Class Fund
  LVIP Mid-Cap Value Standard Class Fund
  LVIP Mondrian International Value Standard Class Fund
  LVIP Money Market Standard Class Fund
  LVIP Protected Profile 2010 Standard Class Fund**
  LVIP Protected Profile 2020 Standard Class Fund**
  LVIP Protected Profile 2030 Standard Class Fund
  LVIP Protected Profile 2040 Standard Class Fund**
  LVIP Protected Profile Conservative Standard Class Fund
  LVIP Protected Profile Growth Standard Class Fund
  LVIP Protected Profile Moderate Standard Class Fund
  LVIP SSgA Bond Index Standard Class Fund
  LVIP SSgA Conservative Index Allocation Standard Class Fund**
  LVIP SSgA Conservative Structured Allocation Standard Class Fund**
  LVIP SSgA Developed International 150 Standard Class Fund
  LVIP SSgA Emerging Markets 100 Standard Class Fund
  LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
  LVIP SSgA International Index Standard Class Fund
  LVIP SSgA Large Cap 100 Standard Class Fund
  LVIP SSgA Moderate Index Allocation Standard Class Fund
  LVIP SSgA Moderate Structured Allocation Standard Class Fund
  LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
  LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
  LVIP SSgA Small-Cap Index Standard Class Fund
  LVIP SSgA Small-Mid Cap 200 Standard Class Fund
  LVIP T. Rowe Price Growth Stock Standard Class Fund
  LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
  LVIP Templeton Growth RPM Standard Class Fund
  LVIP UBS Large Cap Growth RPM Standard Class Fund
  LVIP Vanguard Domestic Equity ETF Standard Class Fund**
  LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
  M Business Opportunity Value Fund**
  M Capital Appreciation Fund**
  M International Equity Fund
  M Large Cap Growth Fund**
MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Core Equity Initial Class Series**
  MFS VIT Growth Initial Class Series
  MFS VIT Total Return Initial Class Series
  MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Large Cap Value I Class Portfolio
  NB AMT Mid Cap Growth I Class Portfolio
  NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
  PIMCO VIT CommodityRealReturn Administrative Class Portfolio
Putnam Variable Trust (Putnam VT):
  Putnam VT Global Health Care Class IB Fund
  Putnam VT Growth & Income Class IB Fund

*   Denotes an affiliate of the Company
**  Available funds with no money invested at December 31, 2012

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
------------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                      LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                      LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                      LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                      LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund              LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund     LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                  LVIP Protected Profile Moderate Standard Class Fund

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio      DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund             LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund       LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund            LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund         LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                        LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund              LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                 NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

-  Lincoln SVUL - annual rate of .80%
-  Lincoln SVUL-II - annual rate of .80%
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company.

Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2012 and 2011, amounted to $189,015 and $105,239, respectively.

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2012 and 2011, amounted to $629,635 and $640,275, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2012 and 2011, amounted to $338,079 and $283,560, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2012 and 2011, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln SVUL(ONE) 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2012 and 2011, $82,347 and $42,787 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

3.  FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
          2012                   0.10%     0.80%  $  11.82  $  18.03        9,806  $    119,027      12.61%      13.42%        0.00%
          2011                   0.10%     0.80%     10.50     15.90        9,703       103,938     -23.84%     -23.31%        0.58%
          2010                   0.10%     0.80%     13.78     18.39        9,640       133,384      17.99%      18.22%        2.18%
          2009                   0.60%     0.80%     11.68     15.59       10,394       122,083      52.26%      52.57%        0.00%
          2008                   0.60%     0.80%      7.67     10.24       10,909        84,213     -47.79%     -47.68%        0.00%
ABVPSF GROWTH AND INCOME CLASS A
          2012                   0.10%     0.80%     11.66     19.84       11,488       166,888      16.59%      17.52%        1.58%
          2011                   0.10%     0.80%      9.97     16.88       11,797       146,342       5.47%       6.28%        1.32%
          2010                   0.10%     0.80%      9.43     14.92       11,901       139,675      12.19%      12.53%        0.00%
          2009                   0.50%     0.80%      8.38     13.30       11,892       124,330      19.85%      20.22%        4.22%
          2008                   0.50%     0.80%      6.97     11.09       11,896       103,835     -41.08%     -40.90%        2.17%
ABVPSF INTERNATIONAL VALUE CLASS A
          2012                   0.10%     0.60%      7.44     16.72        5,181        39,212      13.85%      14.54%        1.69%
          2011                   0.10%     0.60%      6.53     14.60        4,722        31,423     -19.74%     -19.29%        4.34%
          2010                   0.10%     0.60%      8.14      8.17        3,791        31,186       3.97%       4.07%        3.18%
          2009                   0.50%     0.60%      7.83      7.85        3,361        26,320      33.87%      34.01%        0.67%
          2008                   0.50%     0.60%      5.85      5.85        7,047        41,197     -53.46%     -53.46%        1.10%
ABVPSF LARGE CAP GROWTH CLASS A
          2012                   0.80%     0.80%     12.49     12.49          129         1,611      15.53%      15.53%        0.28%
          2011                   0.80%     0.80%     10.81     10.81          227         2,456      -3.82%      -3.82%        0.33%
          2010                   0.80%     0.80%     11.24     11.24          270         3,038       9.22%       9.22%        0.88%
          2009                   0.80%     0.80%     10.29     10.29        2,463        27,809      36.42%      36.42%        0.04%
          2008                   0.80%     0.80%      7.54      7.54          311         2,348     -40.14%     -40.14%        0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
          2012                   0.10%     0.80%     10.90     25.98       14,586       238,303      17.80%      18.74%        0.56%
          2011                   0.10%     0.80%      9.24     22.06       16,065       223,499      -9.12%      -8.42%        0.46%
          2010                   0.10%     0.80%     10.14     24.27       16,496       263,308      25.90%      26.27%        0.43%
          2009                   0.50%     0.80%      9.74     19.28       16,844       214,593      41.72%      42.14%        1.01%
          2008                   0.50%     0.80%      6.85     13.60       11,510       119,283     -36.09%     -35.90%        0.74%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
          2012                   0.50%     0.80%     14.43     15.77        9,300       144,096       6.64%       7.01%        2.69%
          2011                   0.50%     0.80%     13.50     14.79        8,969       129,617      11.21%      11.54%        4.30%
          2010                   0.50%     0.80%     12.12     13.30        9,219       119,599       4.53%       4.84%        1.99%
          2009                   0.50%     0.80%     12.09     12.73       11,992       149,241       9.58%       9.90%        2.05%
          2008                   0.50%     0.80%     11.00     11.61        8,420        95,611      -2.07%      -1.77%        5.02%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
          2012                   0.10%     0.80%   $ 11.10   $ 20.29        9,032    $  112,320      21.59%      22.44%        0.96%
          2011                   0.10%     0.80%     11.18     16.57        8,942        98,795      -9.61%      -9.00%        2.06%
          2010                   0.10%     0.80%     12.33     17.04        2,253        35,811      10.86%      11.19%        1.57%
          2009                   0.50%     0.80%     11.09     15.37        2,163        30,613      41.17%      41.58%        0.96%
          2008                   0.50%     0.80%      7.83     10.89        6,763        65,054     -38.88%     -38.70%        3.00%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
          2012                   0.10%     0.80%      8.88     29.09       11,049       167,060      17.24%      18.07%        1.19%
          2011                   0.10%     0.80%      7.56     24.81        8,370       102,570     -19.79%     -19.23%        1.26%
          2010                   0.10%     0.80%      9.40     30.93        9,447       166,392      21.43%      21.80%        1.75%
          2009                   0.50%     0.80%      9.72     25.47        9,250       135,140      60.00%      60.50%        0.29%
          2008                   0.50%     0.80%      8.34     15.92        7,304        78,727     -53.89%     -53.80%        0.00%
AMERICAN FUNDS GROWTH CLASS 2
          2012                   0.10%     0.80%     10.34     21.95      104,441     1,505,034      16.95%      17.77%        0.82%
          2011                   0.10%     0.80%      8.83     18.77       99,936     1,250,803      -5.04%      -4.37%        0.63%
          2010                   0.10%     0.80%      9.28     19.76       95,948     1,257,861      17.74%      18.09%        0.72%
          2009                   0.50%     0.80%      9.11     16.79      103,322     1,141,221      38.30%      38.72%        0.70%
          2008                   0.50%     0.80%      6.57     12.14       89,300       731,065     -44.42%     -44.25%        0.92%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
          2012                   0.10%     0.80%      9.87     19.52       83,981     1,138,380      16.55%      17.36%        1.64%
          2011                   0.10%     0.80%      8.46     16.63       84,259       976,317      -2.61%      -1.93%        1.63%
          2010                   0.10%     0.80%      8.66     16.39       76,484       908,399      10.54%      10.87%        1.52%
          2009                   0.50%     0.80%      9.29     14.82       75,249       808,419      30.19%      30.59%        1.80%
          2008                   0.50%     0.80%      7.11     11.39       55,847       482,464     -38.34%     -38.16%        1.94%
AMERICAN FUNDS INTERNATIONAL CLASS 2
          2012                   0.10%     0.80%      9.48     24.28       71,751     1,132,947      16.97%      17.78%        1.40%
          2011                   0.10%     0.80%      8.09     20.76       79,633     1,092,637     -14.66%     -14.05%        1.86%
          2010                   0.10%     0.80%      9.46     24.32       74,360     1,217,531       6.38%       6.70%        2.17%
          2009                   0.50%     0.80%     10.83     22.86       58,787       897,497      41.93%      42.36%        1.58%
          2008                   0.50%     0.80%      7.61     16.11       55,813       632,507     -42.59%     -42.41%        2.29%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
          2012                   0.10%     0.60%     13.42     13.67       15,781       212,278       9.62%      10.17%        2.25%
          2011                   0.10%     0.80%     12.40     12.40        9,293       114,018      -3.59%      -3.59%        3.74%
          2010                   0.10%     0.10%     12.87     12.87        1,359        17,481       8.30%       8.30%        0.29%
          2009     8/27/09       0.60%     0.80%     11.65     11.67       10,045       117,154       6.22%       8.06%        1.34%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
          2012                   0.10%     0.80%     14.99     17.84       21,276       359,119       6.34%       7.08%        3.23%
          2011                   0.10%     0.80%     14.07     16.77       20,413       326,082       5.52%       6.28%        4.17%
          2010                   0.10%     0.80%     13.30     15.89       14,187       219,244       7.14%       7.52%        3.99%
          2009                   0.50%     0.80%     13.71     14.83       10,598       153,549      25.95%      26.33%        6.34%
          2008                   0.50%     0.80%     10.85     11.77       12,582       145,622      -5.30%      -5.02%        4.00%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
          2012                   0.10%     0.80%     11.02     45.42       31,113       508,617      13.52%      14.33%        0.93%
          2011                   0.10%     0.80%      9.69     40.00       23,981       388,695     -20.42%     -19.86%        1.91%
          2010                   0.10%     0.80%     12.15     50.27       18,479       479,500      17.55%      17.90%        0.80%
          2009                   0.50%     0.80%     13.53     42.76       19,096       431,582      76.70%      77.23%        1.23%
          2008                   0.50%     0.80%      7.63     24.20       17,350       245,620     -51.94%     -51.80%        1.54%
DELAWARE VIP HIGH YIELD STANDARD CLASS
          2012                   0.10%     0.80%     14.82     25.64        9,481       211,394      16.89%      17.71%        9.60%
          2011                   0.10%     0.80%     12.65     21.94       14,010       252,720       1.57%       2.27%        8.34%
          2010                   0.10%     0.80%     14.22     21.60       13,174       235,819      14.40%      14.74%        7.42%
          2009                   0.50%     0.80%     12.40     18.88       11,318       180,675      47.79%      48.23%        7.88%
          2008                   0.50%     0.80%      8.36     12.78       14,796       159,085     -24.78%     -24.55%        8.43%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
          2012                   0.10%     0.80%     12.20     12.73        2,659        32,965       1.95%       2.67%        1.68%
          2011                   0.10%     0.80%     11.88     11.88        2,094        25,391       2.81%       2.81%        1.82%
          2010                   0.10%     0.10%     11.56     11.56        1,035        11,965       0.22%       0.22%        2.28%
          2009     2/12/09       0.60%     0.80%     11.81     12.10        3,584        43,128       2.22%       9.69%        3.13%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT STANDARD CLASS
          2012                   0.50%     0.80%  $  13.13  $  39.77       45,337    $  942,304      16.01%      16.36%        1.27%
          2011                   0.50%     0.80%     11.29     34.29       33,475       618,079      10.07%      10.40%        1.58%
          2010                   0.50%     0.80%     10.22     31.15       31,268       531,041      25.98%      26.35%        2.73%
          2009                   0.50%     0.80%      8.09     24.72       30,939       418,076      22.33%      22.70%        4.13%
          2008                   0.50%     0.80%      6.59     20.21       25,322       288,278     -35.58%     -35.39%        2.28%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
          2012                   0.10%     0.80%     18.56     33.53       53,476     1,183,095      13.00%      13.79%        0.54%
          2011                   0.10%     0.80%     11.43     29.67       46,688       977,651      -2.12%      -1.44%        0.52%
          2010                   0.10%     0.80%     11.64     30.31       47,431     1,041,373      31.22%      31.62%        0.64%
          2009                   0.50%     0.80%      8.85     23.10       46,925       790,130      30.78%      31.20%        0.93%
          2008                   0.50%     0.80%      6.74     17.67       44,319       582,703     -30.44%     -30.23%        0.63%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
          2012                   0.50%     0.80%     13.32     25.34       17,840       352,928      10.14%      10.47%        0.21%
          2011                   0.50%     0.80%     12.08     23.01       14,727       266,087       7.27%       7.59%        0.98%
          2010     10/8/10       0.50%     0.80%     11.25     21.45       14,885       249,389      13.56%      13.64%        0.00%
DELAWARE VIP TREND STANDARD CLASS
          2009                   0.50%     0.80%      8.67     15.77       17,152       208,669      53.49%      53.95%        0.00%
          2008                   0.50%     0.80%      5.63     10.28       16,800       132,309     -47.16%     -47.00%        0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
          2012                   0.60%     0.80%     16.35     18.43       20,228       325,066      15.30%      15.53%        0.00%
          2011                   0.60%     0.80%     14.15     15.98        1,063        15,881       6.77%       6.99%        0.19%
          2010                   0.60%     0.80%     11.54     14.97        6,817        81,291      12.99%      13.22%        0.12%
          2009                   0.60%     0.80%     10.21     13.25       25,064       281,261      42.15%      42.44%        0.12%
          2008                   0.60%     0.80%      7.19      9.32        7,155        53,077     -43.12%     -43.00%        0.04%
DELAWARE VIP VALUE STANDARD CLASS
          2012                   0.50%     0.80%     12.48     20.63       26,892       420,554      13.82%      14.16%        1.02%
          2011                   0.50%     0.80%     10.93     18.13        7,457       100,566       8.66%       8.99%        1.86%
          2010                   0.50%     0.80%     10.03     16.68        6,881        83,816      14.71%      15.05%        2.39%
          2009                   0.50%     0.80%      8.72     14.54        6,666        70,703      17.02%      17.38%        3.92%
          2008                   0.50%     0.80%      7.43     12.43       10,714        98,476     -33.96%     -33.76%        2.98%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
          2012                   0.60%     0.60%     13.63     13.63          277         3,775       9.07%       9.07%        3.36%
          2011                   0.60%     0.60%     12.49     12.49          206         2,567      -3.45%      -3.45%        1.29%
          2010     1/12/10       0.60%     0.60%     12.94     12.94          143         1,851      10.49%      10.49%        1.25%
DWS EQUITY 500 INDEX VIP CLASS A
          2012                   0.50%     0.80%     12.09     18.45       31,285       443,744      14.78%      15.12%        1.73%
          2011                   0.50%     0.80%     10.50     16.08       30,210       374,171       1.02%       1.33%        1.77%
          2010                   0.50%     0.80%     10.36     15.92       32,023       387,882      13.79%      14.13%        1.89%
          2009                   0.50%     0.80%      9.08     13.99       32,303       342,504      25.32%      25.69%        2.77%
          2008                   0.50%     0.80%      7.22     11.16       42,359       350,128     -37.65%     -37.47%        2.41%
DWS SMALL CAP INDEX VIP CLASS A
          2012                   0.50%     0.80%     11.56     23.56        9,192       155,298      15.32%      15.67%        0.83%
          2011                   0.50%     0.80%     10.00     20.43        7,930       115,425      -5.18%      -4.89%        0.87%
          2010                   0.50%     0.80%     10.51     21.54        9,721       159,041      25.38%      25.76%        0.95%
          2009                   0.50%     0.80%      8.36     17.18       12,064       155,611      25.56%      25.94%        1.72%
          2008                   0.50%     0.80%      6.64     13.68       11,493       120,697     -34.65%     -34.45%        1.57%
FIDELITY VIP CONTRAFUND SERVICE CLASS
          2012                   0.10%     0.80%     10.84     22.57       46,251       825,429      15.38%      16.19%        1.04%
          2011                   0.10%     0.80%     10.75     19.56       69,096     1,064,579      -3.41%      -2.73%        0.92%
          2010                   0.10%     0.80%     11.10     20.25       70,272     1,126,036      16.18%      16.53%        1.21%
          2009                   0.50%     0.80%      9.53     17.43       58,516       807,561      34.58%      34.99%        1.37%
          2008                   0.50%     0.80%      7.06     12.95       54,181       553,682     -43.07%     -42.90%        0.95%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
          2012                   0.80%     0.80%     14.73     18.35       11,154       165,715      16.25%      16.25%        2.99%
          2011                   0.80%     0.80%     12.67     15.78       11,199       142,986       0.05%       0.06%        2.41%
          2010                   0.80%     0.80%     12.66     15.78       11,664       148,657      14.17%      14.18%        1.90%
          2009                   0.80%     0.80%     11.09     13.82       11,033       123,084      28.99%      29.00%        2.38%
          2008                   0.80%     0.80%      8.60     10.71       10,739        92,747     -43.16%     -43.16%        2.84%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SERVICE CLASS
          2012                   0.10%     0.80%   $  8.36   $ 21.07        2,179     $  30,886      13.62%      14.42%        0.55%
          2011                   0.10%     0.80%      7.35     18.42        1,617        19,666      -0.65%       0.03%        0.32%
          2010                   0.10%     0.80%      7.40     12.41        1,296        13,949      23.05%      23.44%        0.19%
          2009                   0.50%     0.80%      6.01     10.08        1,256        10,696      27.00%      27.51%        0.40%
          2008                   0.50%     0.80%      4.73      7.93        1,106         7,312     -47.66%     -47.50%        0.94%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
          2012                   0.80%     0.80%     10.50     10.50        1,333        13,995      18.51%      18.51%        0.25%
          2011                   0.80%     0.80%      8.86      8.86        7,540        66,798       1.37%       1.37%        0.05%
          2010                   0.80%     0.80%      8.74      8.74        7,611        66,520      22.67%      22.67%        0.10%
          2009                   0.80%     0.80%      7.12      7.12        7,007        49,924      44.56%      44.56%        0.41%
          2008                   0.80%     0.80%      4.93      4.93        6,051        29,823     -55.42%     -55.42%        0.37%
FIDELITY VIP HIGH INCOME SERVICE CLASS
          2012                   0.80%     0.80%     15.83     15.83        8,277       130,996      13.29%      13.29%        5.52%
          2011                   0.80%     0.80%     13.97     13.97        9,803       136,962       3.10%       3.10%        6.56%
          2010                   0.80%     0.80%     13.55     13.55       10,923       148,018      12.88%      12.88%        7.59%
          2009                   0.80%     0.80%     12.00     12.00       11,910       142,980      42.63%      42.63%        7.93%
          2008                   0.80%     0.80%      8.42      8.42       13,145       110,639     -25.66%     -25.66%       10.06%
FIDELITY VIP MID CAP SERVICE CLASS
          2012                   0.10%     0.80%     11.25     20.57       31,890       500,124      13.84%      14.63%        0.57%
          2011                   0.10%     0.80%      9.87     17.94       27,348       376,239     -11.43%     -10.80%        0.16%
          2010                   0.10%     0.80%     11.12     16.76       22,188       344,496      27.67%      27.93%        0.29%
          2009                   0.60%     0.80%     10.08     13.10       21,300       256,398      38.90%      39.18%        0.76%
          2008                   0.60%     0.80%      7.25      9.41       10,610        99,158     -39.99%     -39.87%        0.36%
FIDELITY VIP OVERSEAS SERVICE CLASS
          2012                   0.10%     0.80%     14.77     20.28        8,413       128,973      19.58%      20.54%        1.64%
          2011                   0.10%     0.80%     12.33     16.96       10,362       131,871     -17.89%     -17.26%        1.40%
          2010                   0.10%     0.80%     14.99     20.65        9,249       142,723      12.09%      12.32%        1.39%
          2009                   0.60%     0.80%     13.34     18.42        8,846       121,883      25.43%      25.68%        2.18%
          2008                   0.60%     0.80%     10.62     14.69        8,490        93,347     -44.31%     -44.20%        2.64%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
          2012                   0.10%     0.80%     11.71     19.19        9,089       116,015      12.24%      12.73%        6.75%
          2011                   0.10%     0.60%     10.43     17.03        7,450        83,874       2.10%       2.67%        5.92%
          2010                   0.10%     0.60%     10.21     12.43        6,875        75,063      12.19%      12.19%        6.78%
          2009                   0.60%     0.60%     11.08     11.08        5,940        57,274      35.07%      35.07%        8.35%
          2008                   0.50%     0.60%      8.20      8.20        4,068        33,398     -29.83%     -29.83%        6.81%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
          2012                   0.10%     0.80%     12.13     21.70        3,372        53,325      10.21%      11.01%        0.00%
          2011                   0.10%     0.80%     10.97     19.55        5,016        71,271      -5.38%      -4.68%        0.00%
          2010                   0.10%     0.80%     11.56     20.33        4,589        69,081      26.90%      27.30%        0.00%
          2009                   0.50%     0.80%      9.08     16.02        4,746        53,876      42.76%      43.23%        0.00%
          2008                   0.50%     0.80%      6.34     11.22        4,603        36,405     -42.81%     -42.63%        0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
          2012                   0.10%     0.60%      9.28     18.43       19,713       189,924      13.92%      14.44%        2.59%
          2011                   0.10%     0.60%      8.15     16.10        9,227        80,314      -1.39%      -0.82%        3.02%
          2010                   0.10%     0.60%     10.22     10.26        2,058        20,955      10.81%      10.92%        1.97%
          2009                   0.50%     0.60%      9.22      9.25        1,350        12,454      25.59%      25.74%        2.94%
          2008                   0.50%     0.60%      7.34      7.34        2,676        19,686     -37.31%     -37.31%        3.74%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
          2012                   0.80%     0.80%     15.83     15.83        6,541       103,553      17.29%      17.29%        2.99%
          2011                   0.80%     0.80%     13.50     13.50        6,842        92,350     -11.35%     -11.35%        1.49%
          2010                   0.80%     0.80%     15.23     15.23        7,424       113,033       7.54%       7.54%        1.88%
          2009                   0.80%     0.80%     14.16     14.16        7,670       108,595      35.95%      35.95%        3.26%
          2008                   0.80%     0.80%     10.41     10.41        7,802        81,245     -40.85%     -40.85%        2.39%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
          2012                   0.60%     0.80%     18.63     19.99       12,529       247,123      14.39%      14.62%        6.78%
          2011                   0.60%     0.80%     16.28     17.44       12,846       220,342      -1.40%      -1.20%        5.39%
          2010                   0.60%     0.80%     16.52     17.65       10,127       177,214      13.79%      14.02%        1.54%
          2009                   0.60%     0.80%     14.52     15.48        7,562       115,852      18.03%      18.27%       12.31%
          2008                   0.60%     0.80%     12.30     13.09        3,865        50,062       5.61%       5.83%        2.95%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
          2012                   0.50%     0.80%   $ 10.55   $ 18.71        4,792     $  59,800      20.43%      20.79%        2.35%
          2011                   0.50%     0.80%      8.74     15.53        5,242        51,999      -7.54%      -7.26%        1.62%
          2010                   0.50%     0.80%      9.42     16.80        4,745        50,754       6.88%       7.20%        1.64%
          2009                   0.50%     0.80%      8.79     15.72        4,013        39,930      30.27%      30.68%        3.52%
          2008                   0.50%     0.80%      6.73     12.07        3,611        27,100     -42.60%     -42.42%        2.14%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
          2012                   0.80%     0.80%     17.73     17.73          961        17,035      20.10%      20.10%        2.08%
          2011                   0.80%     0.80%     14.76     14.76          951        14,041      -7.72%      -7.72%        1.35%
          2010                   0.80%     0.80%     16.00     16.00          850        13,604       6.54%       6.54%        1.20%
          2009                   0.80%     0.80%     15.02     15.02        1,052        15,792      30.06%      30.06%        3.16%
          2008                   0.80%     0.80%     11.55     11.55        1,109        12,811     -42.78%     -42.78%        1.75%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
          2011                   0.80%     0.80%      5.64     10.23       56,227       318,307      -8.64%      -8.64%        0.15%
          2010                   0.80%     0.80%      6.17     11.20       57,148       353,957      14.57%      14.57%        0.76%
          2009                   0.80%     0.80%      5.39      9.78       58,719       317,299      20.11%      20.11%        0.64%
          2008                   0.80%     0.80%      4.49      8.14       59,761       268,728     -42.95%     -42.95%        0.00%
INVESCO V.I. CORE EQUITY SERIES I
          2012                   0.80%     0.80%     11.04     11.04       26,336       293,148      12.98%      12.98%        0.99%
          2011                   0.80%     0.80%      9.77      9.77       28,006       273,703      -0.86%      -0.86%        0.95%
          2010                   0.80%     0.80%      9.86      9.86       32,552       320,884       8.68%       8.68%        0.97%
          2009                   0.80%     0.80%      9.07      9.07       34,592       313,760      27.28%      27.28%        1.87%
          2008                   0.80%     0.80%      7.13      7.13       36,141       257,560     -30.70%     -30.70%        2.34%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
          2012                   0.80%     0.80%     16.30     26.18        5,134        85,884      14.61%      14.61%        1.49%
          2011                   0.80%     0.80%     14.22     22.84        5,311        77,276      -7.49%      -7.48%        1.67%
          2010                   0.80%     0.80%     15.37     24.69        7,359       118,088      11.96%      11.97%        2.38%
          2009                   0.80%     0.80%     13.73     22.05        7,356       104,967      34.16%      34.17%        1.58%
          2008                   0.80%     0.80%     10.23     16.44        7,221        76,440     -40.87%     -40.86%        0.56%
INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES I
          2012     4/27/12       0.80%     0.80%      6.30     11.43       56,353       356,384      -3.03%      -3.03%        0.00%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
          2012                   0.80%     0.80%     19.99     19.99       16,327       326,350      12.71%      12.71%        2.89%
          2011                   0.80%     0.80%     17.73     17.73       15,872       281,480       0.83%       0.83%        2.50%
          2010                   0.80%     0.80%     17.59     17.59       14,885       261,805       7.52%       7.52%        2.88%
          2009                   0.80%     0.80%     16.36     16.36       14,537       237,797      24.88%      24.88%        2.94%
          2008                   0.80%     0.80%     13.10     13.10       16,732       219,172     -16.51%     -16.51%        2.64%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
          2012                   0.60%     0.80%     18.34     18.34        1,578        28,345      12.47%      12.47%        2.64%
          2011                   0.80%     0.80%     16.30     16.30          544         8,870       0.55%       0.55%        2.24%
          2010                   0.80%     0.80%     16.21     16.21          309         5,017       7.26%       7.26%        2.79%
          2009                   0.80%     0.80%     15.12     15.12        1,205        18,216      24.59%      24.59%        3.11%
          2008                   0.80%     0.80%     12.13     12.13          311         3,773     -16.68%     -16.68%        0.93%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
          2012                   0.80%     0.80%     22.92     27.75        2,047        47,560      16.03%      16.05%        0.00%
          2011                   0.80%     0.80%     19.75     23.92        1,209        24,367      -2.44%      -2.42%        0.00%
          2010                   0.80%     0.80%     20.24     24.51        1,394        28,717      24.50%      24.52%        0.00%
          2009                   0.80%     0.80%     16.26     19.69        2,027        33,334      43.29%      43.31%        0.00%
          2008                   0.80%     0.80%     11.35     13.74        2,799        31,959     -44.30%     -44.30%        0.06%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
          2012                   0.80%     0.80%      5.82      5.82        1,424         8,286      18.20%      18.20%        0.00%
          2011                   0.80%     0.80%      4.92      4.92        2,805        13,810      -9.39%      -9.39%        0.00%
          2010                   0.80%     0.80%      5.43      5.43        2,972        16,149      23.41%      23.41%        0.00%
          2009                   0.80%     0.80%      4.40      4.40        3,084        13,577      55.65%      55.65%        0.00%
          2008                   0.80%     0.80%      2.83      2.83        2,712         7,671     -44.42%     -44.42%        0.09%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
          2012                   0.80%     0.80%   $ 10.26   $ 10.26       15,068     $ 154,658      19.12%      19.12%        0.91%
          2011                   0.80%     0.80%      8.62      8.62       16,462       141,839     -14.43%     -14.43%        0.60%
          2010                   0.80%     0.80%     10.07     10.07       16,165       162,762      14.91%      14.91%        0.63%
          2009                   0.80%     0.80%      8.76      8.76       15,915       139,449      36.60%      36.60%        1.45%
          2008                   0.80%     0.80%      6.41      6.41       17,122       109,832     -45.10%     -45.10%        1.24%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
          2012                   0.80%     0.80%     11.60     11.83          620         7,263      18.90%      18.91%        0.78%
          2011                   0.80%     0.80%      9.75      9.95          572         5,638     -14.68%     -14.68%        0.37%
          2010                   0.80%     0.80%     11.43     11.67        2,212        25,730      14.60%      14.61%        0.49%
          2009                   0.80%     0.80%      9.98     10.18        2,201        22,355      36.31%      36.33%        1.28%
          2008                   0.80%     0.80%      7.32      7.47        2,186        16,291     -45.25%     -45.25%        1.03%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
          2012                   0.60%     0.80%     13.28     17.48        7,906       138,043      17.59%      17.83%        1.47%
          2011                   0.60%     0.80%     11.29     14.83        7,308       108,229       3.46%       3.67%        0.00%
          2010     9/22/10       0.60%     0.80%     10.91     14.31        6,953        99,285      13.80%      20.24%        0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
          2012                   0.10%     0.80%     12.32     28.11       16,660       303,497      17.30%      18.24%        1.29%
          2011                   0.10%     0.80%     11.87     23.96       12,354       223,222       3.19%       4.00%        0.00%
          2010                   0.10%     0.80%     11.48     23.22        9,918       213,692      25.38%      25.75%        0.00%
          2009                   0.50%     0.80%      9.14     18.52       10,870       188,639      37.22%      37.64%        0.00%
          2008                   0.50%     0.80%      6.66     13.50       11,491       147,717     -39.62%     -39.43%        0.00%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
          2012                   0.60%     0.80%     12.33     15.83          741         9,582      16.09%      16.29%        0.68%
          2011                   0.60%     0.80%     10.61     13.63          715         7,903      -3.38%      -3.16%        0.76%
          2010                   0.60%     0.80%      9.81     14.11        1,097        11,804      16.99%      17.21%        1.69%
          2009                   0.80%     0.80%      8.39     12.04          490         4,292      22.32%      22.33%        0.80%
          2008                   0.60%     0.80%      7.62      9.84          839         6,162     -38.81%     -38.70%        2.46%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
          2012                   0.10%     0.60%     12.17     12.17          883        10,718       6.37%       6.37%        0.00%
          2011                   0.10%     0.10%     11.44     11.44          534         6,108      12.01%      12.01%        3.55%
          2010    10/14/10       0.10%     0.10%     10.21     10.21           45           458      -3.79%      -3.79%        1.07%
LVIP CAPITAL GROWTH STANDARD CLASS
          2012     4/18/12       0.60%     0.60%     10.63     10.63        1,174        12,477       0.01%       0.01%        0.00%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
          2012                   0.10%     0.60%      8.63     26.51        7,503        69,009      23.93%      24.59%        0.00%
          2011                   0.10%     0.80%      6.90     21.28        8,240        60,245      -9.40%      -8.74%        0.00%
          2010                   0.10%     0.80%      7.70      7.70        7,655        61,304      17.39%      17.39%        0.00%
          2009                   0.50%     0.50%      6.56      6.56          493         3,236      37.15%      37.15%        0.00%
          2008     1/18/08       0.50%     0.50%      4.78      4.78        1,070         5,116     -37.97%     -37.97%        1.41%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
          2012                   0.50%     0.60%     10.08     10.16        5,903        59,559       5.84%       5.92%        0.00%
          2011                   0.50%     0.80%      9.44      9.59        4,906        46,696      -8.33%      -8.07%        0.00%
          2010                   0.50%     0.80%     10.37     10.43        5,026        52,090      26.49%      26.67%        0.00%
          2009                   0.50%     0.60%      8.20      8.23        1,094         8,979      47.54%      47.83%        0.00%
          2008                   0.50%     0.60%      5.56      5.56          845         4,699     -49.63%     -49.63%        0.00%
LVIP DELAWARE BOND STANDARD CLASS
          2012                   0.10%     0.80%     14.41     22.16       54,111       979,550       5.76%       6.51%        1.84%
          2011                   0.10%     0.80%     13.60     20.95       58,865     1,012,945       6.78%       7.53%        3.41%
          2010                   0.10%     0.80%     12.71     19.62       51,897       843,678       7.62%       7.95%        3.51%
          2009                   0.50%     0.80%     12.60     18.23       47,964       733,573      17.95%      18.31%        4.22%
          2008                   0.50%     0.80%     10.65     15.46       53,390       693,143      -3.70%      -3.41%        4.53%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
          2012                   0.60%     0.60%     10.40     10.40        4,373        45,459       3.60%       3.60%        1.36%
          2011      4/8/11       0.60%     0.60%     10.03     10.03        3,070        30,805      -1.90%      -1.90%        1.61%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
          2009                   0.60%     0.60%     12.63     12.63          573         7,243      31.20%      31.20%        0.59%
          2008                   0.60%     0.60%      9.63      9.63        2,158        20,774     -33.62%     -33.62%        3.78%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
          2012                   0.50%     0.50%   $ 11.77   $ 11.77        5,674    $   66,808      14.74%      14.74%        1.10%
          2011                   0.50%     0.50%     10.26     10.26        5,868        60,210       0.69%       0.69%        1.08%
          2010                   0.50%     0.50%     10.19     10.19        5,902        60,143      12.37%      12.37%        1.01%
          2009                   0.50%     0.50%      9.07      9.07        5,708        51,764      24.06%      24.06%        1.15%
          2008                   0.50%     0.50%      7.31      7.31        5,432        39,706     -36.09%     -36.09%        1.47%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
          2012                   0.60%     0.80%     10.12     20.10        1,637        22,284      14.36%      14.58%        0.80%
          2011                   0.60%     0.80%      8.84     17.57        1,516        18,206      -0.16%        0.02%       0.79%
          2010                   0.60%     0.80%     12.78     17.60        1,402        17,110      10.68%      10.68%        0.64%
          2009                   0.80%     0.80%     11.55     15.90        1,131        13,153      28.95%      28.96%        0.75%
          2008                   0.80%     0.80%      8.96     12.33        1,024         9,211     -34.93%     -34.93%        0.94%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
          2012                   0.60%     0.60%     10.52     10.52          987        10,382      14.25%      14.25%        0.65%
          2011                   0.60%     0.80%      9.21      9.21        1,786        16,376      -5.77%      -5.77%        0.49%
          2010     9/22/10       0.60%     0.60%      9.77      9.77          955         9,329      16.50%      16.50%        0.71%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
          2012     5/21/12       0.10%     0.60%      9.88      9.96        1,267        12,526      -0.19%      18.14%        2.82%
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
          2012     5/21/12       0.10%     0.60%     11.00     11.09        1,800        19,834      -0.85%      11.99%        1.28%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
          2012     5/21/12       0.10%     0.60%     10.75     10.84          443         4,769       0.21%       1.56%        1.92%
LVIP GLOBAL INCOME STANDARD CLASS
          2012                   0.60%     0.60%     12.60     12.60        6,657        83,899       7.05%       7.05%        1.82%
          2011      4/8/11       0.60%     0.60%     11.77     11.77        4,865        57,272      -1.72%      -1.72%        3.61%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
          2012     5/21/12       0.10%     0.60%     12.71     12.88        6,993        88,876      -0.06%       9.39%        6.45%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
          2012                   0.60%     0.60%     10.50     10.50        8,298        87,156      13.08%      13.08%        0.00%
          2011                   0.60%     0.60%      9.29      9.29        7,608        70,661      -2.36%      -2.36%        0.00%
          2010     9/22/10       0.60%     0.60%      9.51      9.51        6,650        63,256      19.21%      19.21%        0.08%
          2008     7/24/08       0.60%     0.80%      6.17      6.19        3,922        24,263     -28.29%     -28.23%        0.49%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
          2012                   0.10%     0.60%      9.20     19.35        8,552        82,578      18.68%      19.29%        1.58%
          2011                   0.10%     0.60%      7.75      7.75        1,462        13,805     -10.41%     -10.41%        3.21%
          2010                   0.60%     0.60%      8.65      8.65          912         7,893      12.43%      12.43%        0.86%
          2009                   0.60%     0.60%      7.70      7.70          617         4,746      35.00%      35.00%        1.08%
          2008     6/25/08       0.60%     0.60%      5.70      5.70          212         1,208     -43.31%     -43.31%        1.37%
LVIP MFS VALUE STANDARD CLASS
          2012                   0.10%     0.80%      9.97     19.22        4,158        49,741      15.40%      16.22%        1.21%
          2011                   0.10%     0.80%      8.64     16.54        4,766        47,651      -0.90%      -0.20%        1.70%
          2010                   0.10%     0.80%      8.72      8.78        3,364        34,685      10.70%      10.92%        1.38%
          2009                   0.60%     0.80%      7.88      7.91        2,259        17,860      20.00%      20.24%        0.34%
          2008                   0.60%     0.80%      6.58      6.58       15,592       102,502     -32.72%     -32.72%        2.68%
LVIP MID-CAP VALUE STANDARD CLASS
          2012                   0.50%     0.80%      9.84     10.01        6,172        61,392      23.14%      23.47%        0.83%
          2011                   0.50%     0.80%      8.11      8.11          496         3,992      -9.76%      -9.76%        0.00%
          2010                   0.50%     0.50%      8.99      8.99          202         1,818      23.31%      23.31%        0.25%
          2009                   0.50%     0.50%      7.29      7.29          148         1,076      41.85%      41.85%        0.54%
          2008     1/25/08       0.50%     0.50%      5.14      5.14           65           333     -34.69%     -34.69%        0.42%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
          2012                   0.50%     0.80%     10.60     21.94       28,951       390,932       8.74%       9.07%        3.34%
          2011                   0.50%     0.80%      9.72     20.18       19,103       280,750      -4.98%      -4.69%        2.93%
          2010                   0.50%     0.80%     10.20     21.24       20,901       329,444       1.65%       1.95%        3.56%
          2009                   0.50%     0.80%     10.00     20.89       18,987       295,082      20.27%      20.63%        3.35%
          2008                   0.50%     0.80%      8.29     17.37       19,317       247,913     -37.16%     -36.97%        4.88%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
          2012                   0.50%     0.80%   $ 10.81   $ 11.99       26,659    $  298,276      -0.78%      -0.47%        0.02%
          2011                   0.50%     0.80%     10.86     12.08       25,681       288,491      -0.77%      -0.47%        0.03%
          2010                   0.50%     0.80%     10.91     12.17       75,145       826,937      -0.75%      -0.45%        0.05%
          2009                   0.50%     0.80%     10.96     12.27       42,826       493,425      -0.50%      -0.20%        0.29%
          2008                   0.50%     0.80%     10.98     12.33       29,453       338,242       1.53%       1.84%        2.32%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
          2012                   0.60%     0.80%     10.87     10.87       77,614       837,227       7.25%       7.25%        3.38%
          2011                   0.60%     0.60%     10.13     10.13       27,747       281,121      -1.16%      -1.16%        0.65%
          2010                   0.60%     0.60%     10.25     10.25       28,411       291,226      11.87%      11.87%        0.84%
          2009                   0.60%     0.60%      9.16      9.16       29,139       266,985      27.18%      27.18%        1.73%
          2008      9/8/08       0.60%     0.60%      7.20      7.20       30,018       216,249     -22.56%     -22.56%        0.90%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
          2012                   0.10%     0.80%     15.04     16.64        8,366       127,956       8.90%       9.68%        3.76%
          2011                   0.10%     0.80%     13.81     13.99        8,984       125,687       2.86%       3.06%        2.25%
          2010                   0.60%     0.80%     13.42     13.58        6,941        94,083       9.62%       9.84%        2.76%
          2009                   0.60%     0.80%     12.25     12.36       10,808       133,370      23.85%      24.10%        4.75%
          2008                   0.60%     0.80%      9.89      9.96        7,505        74,636     -19.09%     -18.93%        3.15%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
          2012                   0.50%     0.60%     10.45     12.14       13,320       160,420       8.49%       8.60%        2.63%
          2011                   0.50%     0.60%      9.63     11.18       12,492       138,563      -0.61%      -0.50%        2.14%
          2010                   0.50%     0.60%      9.69     11.24       11,267       125,592      12.05%      12.16%        2.23%
          2009                   0.50%     0.80%     10.02     10.02       15,673       164,907      28.39%      28.39%        5.82%
          2008                   0.50%     0.50%      7.80      7.80       31,411       245,108     -33.75%     -33.75%        2.63%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
          2012                   0.10%     0.60%     11.60     17.49       28,375       368,411       8.93%       9.48%        2.66%
          2011                   0.10%     0.80%     10.65     15.98       57,255       724,723       0.56%       1.07%        1.90%
          2010                   0.10%     0.60%     12.05     12.05       26,626       314,223      11.40%      11.40%        3.76%
          2009                   0.50%     0.50%     10.82     10.82       14,189       153,480      27.40%      27.40%        3.79%
          2008                   0.50%     0.50%      8.49      8.49       16,484       139,960     -26.98%     -26.98%        2.16%
LVIP SSgA BOND INDEX STANDARD CLASS
          2012                   0.10%     0.60%     12.39     12.48       11,041       137,509       3.23%       3.76%        2.52%
          2011                   0.10%     0.60%     11.94     12.08       10,107       121,832       6.75%       7.29%        3.12%
          2010                   0.10%     0.60%     11.28     11.30       10,021       113,032       5.33%       5.44%        2.07%
          2009     5/11/09       0.50%     0.60%     10.70     10.72        7,888        84,534       2.28%       3.32%        2.43%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
          2012                   0.50%     0.50%      8.37      8.37        1,651        13,826      13.07%      13.07%        2.73%
          2011                   0.50%     0.50%      7.41      7.41        1,753        12,986     -12.57%     -12.57%        2.68%
          2010                   0.50%     0.50%      8.47      8.47        1,437        12,170       6.72%       6.72%        1.29%
          2009     7/22/09       0.50%     0.50%      7.94      7.94        1,251         9,933      16.76%      16.76%        1.70%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
          2012                   0.10%     0.60%     14.14     27.69        8,219       119,218      12.09%      12.55%        3.85%
          2011                   0.10%     0.80%     12.48     12.62        4,323        56,524     -15.62%     -15.36%        2.85%
          2010                   0.50%     0.80%     14.91     14.91        3,465        51,507      27.14%      27.14%        1.92%
          2009     7/22/09       0.50%     0.50%     11.72     11.72          738         8,650      26.53%      26.53%        1.40%
LVIP SSgA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
          2012                   0.60%     0.80%     13.06     13.26        6,163        81,284      10.26%      10.48%        3.67%
          2011                   0.60%     0.80%     11.84     12.00        5,456        65,150      -0.58%      -0.38%        1.38%
          2010                   0.60%     0.80%     11.91     12.04        2,740        32,708       7.87%       8.09%        1.06%
          2009                   0.60%     0.80%     11.04     11.14        2,565        28,379      29.75%      30.02%        6.82%
          2008                   0.60%     0.80%      8.51      8.51        2,665        22,709     -40.93%     -40.93%        0.63%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
          2012                   0.50%     0.60%      8.02      8.06        6,321        50,765      17.42%      17.54%        2.14%
          2011                   0.50%     0.60%      6.83      6.86        4,919        33,645     -12.90%     -12.82%        1.34%
          2010                   0.50%     0.60%      7.84      7.86        4,765        37,402       6.41%       6.51%        1.46%
          2009     5/11/09       0.50%     0.60%      7.37      7.38        4,524        33,358      15.74%      26.28%        1.73%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA LARGE CAP 100 STANDARD CLASS
          2012                   0.50%     0.80%   $ 11.41   $ 11.41        7,641     $  87,054      11.66%      11.66%        1.69%
          2011                   0.50%     0.50%     10.22     10.22        7,049        72,030       1.81%       1.81%        1.70%
          2010                   0.50%     0.50%     10.04     10.04        6,902        69,276      18.60%      18.60%        1.89%
          2009     7/22/09       0.50%     0.50%      8.46      8.46        2,669        22,586      24.49%      24.49%        1.54%
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
          2012                   0.10%     0.10%     12.20     12.20          598         7,301      11.61%      11.61%        2.04%
          2011     1/13/11       0.10%     0.10%     10.93     10.93          456         4,989      -1.59%      -1.59%        0.60%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
          2012                   0.60%     0.60%     11.89     11.89        8,511       101,204       9.88%       9.88%        4.48%
          2011     9/16/11       0.60%     0.60%     10.82     10.82        4,212        45,581       1.07%       1.07%        0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
          2012                   0.50%     0.80%     11.39     12.38       32,580       378,774      14.96%      15.07%        0.98%
          2011                   0.50%     0.60%      9.90     10.77       28,844       307,956       1.24%       1.34%        0.92%
          2010                   0.50%     0.60%      9.77     10.63       29,047       306,425      14.04%      14.15%        1.17%
          2009                   0.50%     0.60%      9.32      9.32       29,229       270,509      25.35%      25.35%        1.57%
          2008                   0.60%     0.60%      7.44      7.44       24,183       179,882     -37.57%     -37.57%        3.58%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
          2012                   0.10%     0.60%     10.39     22.13        3,755        41,396      15.19%      15.78%        0.39%
          2011                   0.10%     0.60%      9.02     19.12        7,755        71,866      -5.13%      -4.64%        0.38%
          2010                   0.10%     0.60%      9.51      9.54        6,484        63,532      25.43%      25.56%        0.59%
          2009                   0.50%     0.60%      7.58      7.60        5,472        41,492      25.27%      25.37%        0.97%
          2008                   0.50%     0.60%      6.05      6.05        2,371        14,346     -34.37%     -34.37%        1.37%
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
          2012                   0.10%     0.50%     14.03     28.53          721        12,344      13.26%      13.73%        2.57%
          2011                   0.10%     0.50%     12.39     25.09          734        10,934      -2.70%      -2.31%        1.75%
          2010                   0.10%     0.50%     12.73     12.73          676        10,384      27.12%      27.12%        1.85%
          2009     7/22/09       0.50%     0.50%     10.01     10.01          562         5,628      29.66%      29.66%        1.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
          2012                   0.60%     0.60%     10.97     10.97        1,475        16,179      17.61%      17.61%        0.00%
          2011                   0.60%     0.60%      9.33      9.33          276         2,578      -2.23%      -2.23%        0.00%
          2010     1/12/10       0.60%     0.60%      9.54      9.54          209         1,997      15.55%      15.55%        0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
          2012                   0.50%     0.80%     13.47     18.00        5,038        70,163      15.40%      15.72%        0.00%
          2011                   0.50%     0.80%     11.64     15.42        4,601        55,054      -4.45%      -4.35%        0.00%
          2010                   0.50%     0.60%     12.17     16.14        4,171        52,003      27.60%      27.73%        0.00%
          2009                   0.50%     0.60%      9.53      9.53        4,078        39,975      45.61%      45.61%        0.12%
          2008                   0.50%     0.50%      6.54      6.54        3,542        23,182     -43.06%     -43.06%        0.00%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
          2012                   0.10%     0.10%     19.37     19.37          391         7,579      21.13%      21.13%        1.76%
          2011     1/13/11       0.10%     0.10%     15.99     15.99          307         4,908      -5.06%      -5.06%        3.55%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
          2012                   0.10%     0.80%     10.07     18.92        6,883        73,429      15.46%      16.39%        0.00%
          2011                   0.10%     0.80%      8.72     16.25        5,985        54,190      -6.44%      -5.72%        0.21%
          2010                   0.10%     0.80%      9.33     13.16        6,916        66,222      10.46%      10.68%        0.76%
          2009                   0.60%     0.80%      8.44     11.89        7,008        60,442      37.42%      37.70%        0.87%
          2008                   0.60%     0.80%      6.14      8.64        7,197        45,643     -41.29%     -41.17%        0.65%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
          2012     5/25/12       0.60%     0.60%      9.97      9.97        9,999        99,742      20.44%      20.44%        7.05%
M CAPITAL APPRECIATION
          2009                   0.60%     0.60%     14.43     14.43          515         7,435      47.73%      47.73%        0.05%
          2008                   0.60%     0.60%      9.77      9.77          576         5,628     -42.39%     -42.39%        0.00%
M INTERNATIONAL EQUITY
          2012                   0.60%     0.60%     14.01     14.01        1,653        23,158      19.96%      19.96%        2.08%
          2011                   0.60%     0.60%     11.68     11.68        1,718        20,058     -14.08%     -14.08%        3.02%
          2010                   0.60%     0.60%     13.59     13.59        1,785        24,263       3.98%       3.98%        3.30%
          2009                   0.60%     0.60%     13.07     13.07        1,858        24,294      24.53%      24.53%        2.46%
          2008                   0.60%     0.60%     10.50     10.50        1,946        20,427     -40.21%     -40.21%        3.52%

                              MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                               MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT YEAR   DATE (1)    RATE (2)  RATE (2)  VALUE (3) VALUE (3) OUTSTANDING   NET ASSETS   RETURN (4)  RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH INITIAL CLASS
          2012                   0.10%     0.80%  $  12.41  $  20.59       11,148     $ 141,506      16.45%      17.29%        0.00%
          2011                   0.10%     0.80%     10.66     17.55       14,129       153,188      -1.12%      -0.46%        0.19%
          2010                   0.10%     0.80%     10.78     15.90       14,960       163,314      14.42%      14.65%        0.11%
          2009                   0.60%     0.80%      9.42     13.86       14,494       137,633      36.58%      36.86%        0.31%
          2008                   0.60%     0.80%      6.90     10.13       14,325       100,837     -37.92%     -37.79%        0.25%
MFS VIT TOTAL RETURN INITIAL CLASS
          2012                   0.10%     0.80%     12.57     18.43       10,869       176,867      10.37%      11.25%        2.01%
          2011                   0.10%     0.80%     11.35     16.70       21,702       300,441       0.96%       1.74%        2.59%
          2010                   0.10%     0.80%     11.21     16.54       22,777       311,735       9.05%       9.38%        2.35%
          2009                   0.50%     0.80%     10.25     15.16       15,888       202,962      17.08%      17.44%        3.56%
          2008                   0.50%     0.80%      8.73     12.95       14,802       163,875     -22.75%     -22.52%        2.70%
MFS VIT UTILITIES INITIAL CLASS
          2012                   0.10%     0.80%     17.92     37.22       41,445     1,084,745      12.58%      13.37%        6.81%
          2011                   0.10%     0.80%     15.87     33.06       40,890       949,395       5.93%       6.75%        3.29%
          2010                   0.10%     0.80%     14.94     31.21       39,233       868,322      12.90%      13.24%        3.07%
          2009                   0.50%     0.80%     13.19     27.64       36,208       710,682      32.16%      32.55%        4.18%
          2008                   0.50%     0.80%      9.95     20.92       27,814       414,389     -38.17%     -37.98%        1.54%
NB AMT LARGE CAP VALUE I CLASS
          2012                   0.80%     0.80%     15.58     15.58        3,809        59,354      15.67%      15.67%        0.42%
          2011                   0.80%     0.80%     13.47     13.47        4,025        54,231     -12.07%     -12.07%        0.00%
          2010                   0.80%     0.80%     15.32     15.32        5,216        79,916      14.75%      14.75%        0.68%
          2009                   0.80%     0.80%     13.35     13.35        4,884        65,223      54.83%      54.83%        2.62%
          2008                   0.80%     0.80%      8.62      8.62        5,247        45,249     -52.77%     -52.77%        0.57%
NB AMT MID CAP GROWTH I CLASS
          2012                   0.50%     0.80%     13.32     24.95       35,799       647,388      11.52%      11.85%        0.00%
          2011                   0.50%     0.80%     11.90     22.37       37,338       606,374      -0.33%      -0.03%        0.00%
          2010                   0.50%     0.80%     11.91     22.44       38,926       633,328      28.07%      28.45%        0.00%
          2009                   0.50%     0.80%      9.27     17.52       41,507       527,638      30.55%      30.94%        0.00%
          2008                   0.50%     0.80%      7.08     13.42       44,875       436,358     -43.89%     -43.72%        0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
          2012                   0.50%     0.80%     11.37     22.11        2,729        40,883      14.61%      14.95%        0.61%
          2011                   0.50%     0.80%      9.89     19.29        2,905        38,015      -7.24%      -6.96%        0.65%
          2010                   0.50%     0.80%     10.63     20.79        2,814        40,177      25.18%      25.56%        0.74%
          2009                   0.50%     0.80%      8.46     16.61        3,125        35,743      45.39%      45.82%        1.79%
          2008                   0.50%     0.80%      5.80     11.43        4,142        32,121     -46.25%     -46.09%        1.31%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
          2012                   0.60%     0.60%     14.99     14.99        6,821       102,217       4.73%       4.73%        2.83%
          2011                   0.60%     0.80%     14.24     14.31       11,310       161,731      -8.30%      -8.11%       14.37%
          2010                   0.60%     0.80%     15.52     15.57        9,017       140,344      23.53%      23.78%       14.72%
          2009     8/27/09       0.60%     0.80%     12.57     12.58        3,086        38,818      14.71%      17.28%        4.56%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
          2012                   0.80%     0.80%     13.87     13.87          726        10,965      21.28%      21.28%        0.52%
          2011                   0.80%     0.80%     11.44     11.44          191         2,189      -1.97%      -1.97%        0.85%
          2010                   0.80%     0.80%     11.67     11.67          212         2,469       1.68%       1.68%        1.87%
          2009                   0.80%     0.80%     11.47     11.47          211         2,417      25.01%      25.01%        0.00%
          2008                   0.80%     0.80%      9.18      9.18          231         2,121     -17.74%     -17.74%        0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
          2012                   0.80%     0.80%     13.06     13.06        1,074        14,026      18.19%      18.19%        1.69%
          2011                   0.80%     0.80%     11.05     11.05        1,094        12,094      -5.40%      -5.40%        1.23%
          2010                   0.80%     0.80%     11.68     11.68        1,118        13,064      13.47%      13.47%        1.52%
          2009                   0.80%     0.80%     10.30     10.30        1,142        11,760      28.78%      28.78%        2.67%
          2008                   0.80%     0.80%      8.00      8.00        1,167         9,336     -39.19%     -39.19%        2.15%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                           AGGREGATE        AGGREGATE
                                                                            COST OF         PROCEEDS
SUBACCOUNT                                                                 PURCHASES       FROM SALES
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   $         4,834  $         3,763
ABVPSF Growth and Income Class A                                                  3,863            6,166
ABVPSF International Value Class A                                               10,877            7,557
ABVPSF Large Cap Growth Class A                                                       7            1,208
ABVPSF Small/Mid Cap Value Class A                                               30,567           47,270
American Century VP Inflation Protection Class I                                 42,592           31,375
American Funds Global Growth Class 2                                             31,132           37,246
American Funds Global Small Capitalization Class 2                               63,249           22,015
American Funds Growth Class 2                                                   223,302          182,521
American Funds Growth-Income Class 2                                            156,434          147,451
American Funds International Class 2                                            160,818          277,333
BlackRock Global Allocation V.I. Class I                                        121,403           33,914
Delaware VIP Diversified Income Standard Class                                  103,107           71,502
Delaware VIP Emerging Markets Standard Class                                    149,565           90,148
Delaware VIP High Yield Standard Class                                           54,098          111,229
Delaware VIP Limited-Term Diversified Income Standard Class                       9,502            2,003
Delaware VIP REIT Standard Class                                                289,755           62,966
Delaware VIP Small Cap Value Standard Class                                     234,724           93,379
Delaware VIP Smid Cap Growth Standard Class                                     106,502           34,193
Delaware VIP U.S. Growth Standard Class                                         295,198            7,836
Delaware VIP Value Standard Class                                               301,692           16,602
DWS Alternative Asset Allocation VIP Class A                                      1,073               20
DWS Equity 500 Index VIP Class A                                                 48,808           31,105
DWS Small Cap Index VIP Class A                                                  31,184            9,965
Fidelity VIP Contrafund Service Class                                            63,973          442,623
Fidelity VIP Equity-Income Service Class                                         24,804           12,162
Fidelity VIP Growth Service Class                                                11,447            2,848
Fidelity VIP Growth Opportunities Service Class                                     751           59,740
Fidelity VIP High Income Service Class                                            7,976           24,391
Fidelity VIP Mid Cap Service Class                                              137,470           29,225
Fidelity VIP Overseas Service Class                                               5,103           31,037

                                                                           AGGREGATE        AGGREGATE
                                                                            COST OF         PROCEEDS
SUBACCOUNT                                                                 PURCHASES       FROM SALES
--------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Class 1                               $        36,708  $         9,593
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                           9,863           30,509
FTVIPT Mutual Shares Securities Class 1                                         139,577           41,981
FTVIPT Templeton Foreign Securities Class 2                                       5,559            7,687
FTVIPT Templeton Global Bond Securities Class 1                                  49,535           40,397
FTVIPT Templeton Growth Securities Class 1                                       11,502           13,783
FTVIPT Templeton Growth Securities Class 2                                        1,487            1,194
Invesco V.I. Capital Appreciation Series I                                        5,950          373,548
Invesco V.I. Core Equity Series I                                                40,068           54,685
Invesco V.I. International Growth Series I                                        8,597           10,762
Invesco Van Kampen V.I. American Franchise Series I                             382,284           17,207
Janus Aspen Series Balanced Institutional Class                                  52,191           14,774
Janus Aspen Series Balanced Service Class                                        19,324              699
Janus Aspen Series Enterprise Service Class                                      25,692            7,322
Janus Aspen Series Global Technology Service Class                                1,108            8,529
Janus Aspen Series Worldwide Institutional Class                                 19,610           33,695
Janus Aspen Series Worldwide Service Class                                          814              279
LVIP Baron Growth Opportunities Standard Class                                   23,046            6,703
LVIP Baron Growth Opportunities Service Class                                   108,825           54,434
LVIP BlackRock Equity Dividend RPM Standard Class                                   714              351
LVIP BlackRock Inflation Protected Bond Standard Class                            6,139            1,767
LVIP Capital Growth Standard Class                                               12,749              312
LVIP Clarion Global Real Estate Standard Class                                   70,409           75,669
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                            70,746           59,141
LVIP Delaware Bond Standard Class                                               132,485          190,255
LVIP Delaware Diversified Floating Rate Standard Class                           18,881            5,082
LVIP Delaware Growth and Income Standard Class                                    5,439            7,362
LVIP Delaware Social Awareness Standard Class                                     3,833              917
LVIP Delaware Special Opportunities Standard Class                                1,583            8,824
LVIP Dimensional Non-U.S. Equity Standard Class                                  13,909            2,668
LVIP Dimensional U.S. Equity Standard Class                                      21,676            3,084
LVIP Dimensional/Vanguard Total Bond Standard Class                               5,439              657
LVIP Global Income Standard Class                                                32,473            8,710
LVIP JPMorgan High Yield Standard Class                                          89,190            1,922
LVIP JPMorgan Mid Cap Value RPM Standard Class                                    8,419            2,336
LVIP MFS International Growth Standard Class                                     96,559           34,830
LVIP MFS Value Standard Class                                                     6,802           11,837
LVIP Mid-Cap Value Standard Class                                                73,134           20,507
LVIP Mondrian International Value Standard Class                                143,646           54,706
LVIP Money Market Standard Class                                              1,366,369        1,356,578
LVIP Protected Profile 2030 Standard Class                                      547,299            8,999
LVIP Protected Profile Conservative Standard Class                               44,901           48,917
LVIP Protected Profile Growth Standard Class                                     24,482           11,246
LVIP Protected Profile Moderate Standard Class                                   75,399          474,447
LVIP SSgA Bond Index Standard Class                                              24,976           10,987
LVIP SSgA Developed International 150 Standard Class                              1,875            2,644
LVIP SSgA Emerging Markets 100 Standard Class                                   143,491           81,533
LVIP SSgA Global Tactical Allocation RPM Standard Class                          15,621            4,773
LVIP SSgA International Index Standard Class                                     13,431            2,813
LVIP SSgA Large Cap 100 Standard Class                                           11,989            4,644
LVIP SSgA Moderate Index Allocation Standard Class                                3,280            1,399
LVIP SSgA Moderate Structured Allocation Standard Class                          65,457           12,722
LVIP SSgA S&P 500 Index Standard Class                                          147,314          124,284
LVIP SSgA Small-Cap Index Standard Class                                          7,866           49,079
LVIP SSgA Small-Mid Cap 200 Standard Class                                        1,880              729
LVIP T. Rowe Price Growth Stock Standard Class                                   13,617              512
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                      11,330            3,621
LVIP Templeton Growth RPM Standard Class                                          3,266            1,412
LVIP UBS Large Cap Growth RPM Standard Class                                     12,228            2,465
LVIP Vanguard International Equity ETF Standard Class                           133,575           39,401
M International Equity                                                              375              889

                                                                           AGGREGATE        AGGREGATE
                                                                            COST OF         PROCEEDS
SUBACCOUNT                                                                 PURCHASES       FROM SALES
--------------------------------------------------------------------------------------------------------
MFS VIT Growth Initial Class                                            $        10,773  $        45,002
MFS VIT Total Return Initial Class                                               35,732          181,142
MFS VIT Utilities Initial Class                                                 194,893          119,445
NB AMT Large Cap Value I Class                                                      239            3,621
NB AMT Mid Cap Growth I Class                                                     9,307           42,942
NB AMT Mid Cap Intrinsic Value I Class                                           12,931            5,201
PIMCO VIT CommodityRealReturn Strategy Administrative Class                     110,783          172,222
Putnam VT Global Health Care Class IB                                             8,762              679
Putnam VT Growth & Income Class IB                                                  223              353

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                         NET       FAIR
                                                                          SHARES        ASSET     VALUE OF      COST OF
SUBACCOUNT                                                                 OWNED        VALUE      SHARES       SHARES
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                          7,052  $  16.88  $    119,034  $    104,045
ABVPSF Growth and Income Class A                                               7,993     20.88       166,898       165,562
ABVPSF International Value Class A                                             3,026     12.96        39,214        42,270
ABVPSF Large Cap Growth Class A                                                   52     31.17         1,611         1,341
ABVPSF Small/Mid Cap Value Class A                                            13,487     17.67       238,317       200,739
American Century VP Inflation Protection Class I                              11,959     12.05       144,103       130,380
American Funds Global Growth Class 2                                           4,792     23.44       112,325       101,947
American Funds Global Small Capitalization Class 2                             8,412     19.86       167,069       157,777
American Funds Growth Class 2                                                 24,898     60.45     1,505,112     1,317,414
American Funds Growth-Income Class 2                                          29,771     38.24     1,138,437     1,022,123
American Funds International Class 2                                          64,302     17.62     1,133,003     1,121,072
BlackRock Global Allocation V.I. Class I                                      13,186     16.10       212,287       208,792
Delaware VIP Diversified Income Standard Class                                32,442     11.07       359,137       346,170
Delaware VIP Emerging Markets Standard Class                                  25,637     19.84       508,643       470,044
Delaware VIP High Yield Standard Class                                        34,600      6.11       211,407       192,958
Delaware VIP Limited-Term Diversified Income Standard Class                    3,258     10.12        32,966        33,069
Delaware VIP REIT Standard Class                                              78,139     12.06       942,354       876,648
Delaware VIP Small Cap Value Standard Class                                   35,702     33.14     1,183,163       967,757
Delaware VIP Smid Cap Growth Standard Class                                   14,483     24.37       352,949       309,660
Delaware VIP U.S. Growth Standard Class                                       31,965     10.17       325,083       300,735
Delaware VIP Value Standard Class                                             21,156     19.88       420,576       384,277
DWS Alternative Asset Allocation VIP Class A                                     272     13.90         3,775         3,604
DWS Equity 500 Index VIP Class A                                              29,565     15.01       443,772       377,349
DWS Small Cap Index VIP Class A                                               11,453     13.56       155,307       138,491
Fidelity VIP Contrafund Service Class                                         31,315     26.36       825,474       776,979
Fidelity VIP Equity-Income Service Class                                       8,341     19.87       165,726       172,130
Fidelity VIP Growth Service Class                                                736     41.95        30,887        27,192
Fidelity VIP Growth Opportunities Service Class                                  643     21.76        13,996        10,041
Fidelity VIP High Income Service Class                                        22,665      5.78       131,005       129,080
Fidelity VIP Mid Cap Service Class                                            16,458     30.39       500,148       477,160
Fidelity VIP Overseas Service Class                                            8,051     16.02       128,981       132,079
FTVIPT Franklin Income Securities Class 1                                      7,500     15.47       116,021       108,884
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                        2,438     21.87        53,327        46,399
FTVIPT Mutual Shares Securities Class 1                                       10,884     17.45       189,933       180,293
FTVIPT Templeton Foreign Securities Class 2                                    7,207     14.37       103,560        98,892
FTVIPT Templeton Global Bond Securities Class 1                               12,357     20.00       247,136       225,083
FTVIPT Templeton Growth Securities Class 1                                     4,918     12.16        59,803        56,035
FTVIPT Templeton Growth Securities Class 2                                     1,423     11.97        17,036        16,298
Invesco V.I. Core Equity Series I                                              9,727     30.14       293,167       260,002
Invesco V.I. International Growth Series I                                     2,860     30.03        85,890        66,924
Invesco Van Kampen V.I. American Franchise Series I                            9,824     36.28       356,407       364,218
Janus Aspen Series Balanced Institutional Class                               12,012     27.17       326,371       310,456
Janus Aspen Series Balanced Service Class                                        997     28.42        28,347        27,313
Janus Aspen Series Enterprise Service Class                                    1,102     43.18        47,563        40,326

                                                                                         NET        FAIR
                                                                             SHARES     ASSET      VALUE OF      COST OF
SUBACCOUNT                                                                    OWNED     VALUE       SHARES        SHARES
--------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Global Technology Service Class                          $  1,345   $  6.16    $    8,287     $   5,582
Janus Aspen Series Worldwide Institutional Class                               5,031     30.74       154,668       143,020
Janus Aspen Series Worldwide Service Class                                       240     30.32         7,263         6,541
LVIP Baron Growth Opportunities Standard Class                                 3,886     35.53       138,050       107,745
LVIP Baron Growth Opportunities Service Class                                  8,651     35.08       303,514       253,913
LVIP BlackRock Equity Dividend RPM Standard Class                                640     14.98         9,582         8,089
LVIP BlackRock Inflation Protected Bond Standard Class                           934     11.48        10,718        10,450
LVIP Capital Growth Standard Class                                               450     27.75        12,478        12,425
LVIP Clarion Global Real Estate Standard Class                                 8,122      8.50        69,012        61,014
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                          5,363     11.11        59,562        57,670
LVIP Delaware Bond Standard Class                                             68,928     14.21       979,607       914,783
LVIP Delaware Diversified Floating Rate Standard Class                         4,485     10.14        45,461        45,127
LVIP Delaware Growth and Income Standard Class                                 2,022     33.04        66,811        63,968
LVIP Delaware Social Awareness Standard Class                                    685     32.54        22,285        19,959
LVIP Delaware Special Opportunities Standard Class                               304     34.13        10,383        10,294
LVIP Dimensional Non-U.S. Equity Standard Class                                1,361      9.20        12,527        11,416
LVIP Dimensional U.S. Equity Standard Class                                    1,851     10.72        19,835        18,723
LVIP Dimensional/Vanguard Total Bond Standard Class                              446     10.69         4,769         4,787
LVIP Global Income Standard Class                                              7,108     11.80        83,903        82,585
LVIP JPMorgan High Yield Standard Class                                        7,991     11.12        88,880        87,323
LVIP JPMorgan Mid Cap Value RPM Standard Class                                 7,398     11.78        87,160        69,600
LVIP MFS International Growth Standard Class                                   6,384     12.94        82,582        76,396
LVIP MFS Value Standard Class                                                  1,928     25.80        49,743        42,652
LVIP Mid-Cap Value Standard Class                                              3,862     15.90        61,395        56,361
LVIP Mondrian International Value Standard Class                              25,648     15.24       390,955       415,442
LVIP Money Market Standard Class                                              29,829     10.00       298,292       298,292
LVIP Protected Profile 2030 Standard Class                                    78,788     10.63       837,277       803,077
LVIP Protected Profile Conservative Standard Class                             9,958     12.85       127,962       116,814
LVIP Protected Profile Growth Standard Class                                  13,479     11.90       160,427       136,380
LVIP Protected Profile Moderate Standard Class                                29,328     12.56       368,425       337,956
LVIP SSgA Bond Index Standard Class                                           11,884     11.57       137,515       129,396
LVIP SSgA Developed International 150 Standard Class                           1,708      8.10        13,827        13,024
LVIP SSgA Emerging Markets 100 Standard Class                                 11,412     10.45       119,223       118,772
LVIP SSgA Global Tactical Allocation RPM Standard Class                        7,423     10.95        81,288        79,972
LVIP SSgA International Index Standard Class                                   6,392      7.94        50,767        42,721
LVIP SSgA Large Cap 100 Standard Class                                         7,576     11.49        87,058        69,740
LVIP SSgA Moderate Index Allocation Standard Class                               627     11.64         7,301         6,964
LVIP SSgA Moderate Structured Allocation Standard Class                        8,976     11.28       101,209        98,713
LVIP SSgA S&P 500 Index Standard Class                                        37,169     10.19       378,792       304,959
LVIP SSgA Small-Cap Index Standard Class                                       2,112     19.60        41,398        32,866
LVIP SSgA Small-Mid Cap 200 Standard Class                                       977     12.63        12,344        10,221
LVIP T. Rowe Price Growth Stock Standard Class                                   784     20.63        16,180        15,505
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    4,473     15.69        70,166        52,767
LVIP Templeton Growth RPM Standard Class                                         264     28.74         7,579         7,019
LVIP UBS Large Cap Growth RPM Standard Class                                   3,118     23.55        73,434        63,065
LVIP Vanguard International Equity ETF Standard Class                         10,914      9.14        99,747        94,170
M International Equity                                                         2,002     11.57        23,159        34,109
MFS VIT Growth Initial Class                                                   4,909     28.83       141,515       104,783
MFS VIT Total Return Initial Class                                             8,822     20.05       176,878       159,909
MFS VIT Utilities Initial Class                                               39,262     27.63     1,084,801       971,007
NB AMT Large Cap Value I Class                                                 5,117     11.60        59,358        73,725
NB AMT Mid Cap Growth I Class                                                 20,905     30.97       647,429       423,550
NB AMT Mid Cap Intrinsic Value I Class                                         3,382     12.09        40,885        45,447
PIMCO VIT CommodityRealReturn Strategy Administrative Class                   14,337      7.13       102,222       109,594
Putnam VT Global Health Care Class IB                                            849     12.92        10,966        10,364
Putnam VT Growth & Income Class IB                                               782     17.93        14,027        16,218

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                         UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                       325          (222)           103
ABVPSF Growth and Income Class A                                             86          (395)          (309)
ABVPSF International Value Class A                                        1,570        (1,111)           459
ABVPSF Large Cap Growth Class A                                              --           (98)           (98)
ABVPSF Small/Mid Cap Value Class A                                        1,576        (3,055)        (1,479)
American Century VP Inflation Protection Class I                          2,474        (2,143)           331
American Funds Global Growth Class 2                                      2,644        (2,554)            90
American Funds Global Small Capitalization Class 2                        4,047        (1,368)         2,679
American Funds Growth Class 2                                            17,816       (13,311)         4,505
American Funds Growth-Income Class 2                                     10,667       (10,945)          (278)
American Funds International Class 2                                     10,317       (18,199)        (7,882)
BlackRock Global Allocation V.I. Class I                                  9,134        (2,646)         6,488
Delaware VIP Diversified Income Standard Class                            5,070        (4,207)           863
Delaware VIP Emerging Markets Standard Class                             13,151        (6,019)         7,132
Delaware VIP High Yield Standard Class                                    1,552        (6,081)        (4,529)
Delaware VIP Limited-Term Diversified Income Standard Class                 722          (157)           565
Delaware VIP REIT Standard Class                                         14,164        (2,302)        11,862
Delaware VIP Small Cap Value Standard Class                              11,503        (4,715)         6,788
Delaware VIP Smid Cap Growth Standard Class                               4,743        (1,630)         3,113
Delaware VIP U.S. Growth Standard Class                                  19,590          (425)        19,165
Delaware VIP Value Standard Class                                        20,468        (1,033)        19,435
DWS Alternative Asset Allocation VIP Class A                                 72            (1)            71
DWS Equity 500 Index VIP Class A                                          3,158        (2,083)         1,075
DWS Small Cap Index VIP Class A                                           1,838          (576)         1,262
Fidelity VIP Contrafund Service Class                                     3,734       (26,579)       (22,845)
Fidelity VIP Equity-Income Service Class                                    716          (761)           (45)
Fidelity VIP Growth Service Class                                           732          (170)           562
Fidelity VIP Growth Opportunities Service Class                              72        (6,279)        (6,207)
Fidelity VIP High Income Service Class                                       41        (1,567)        (1,526)
Fidelity VIP Mid Cap Service Class                                        6,541        (1,999)         4,542
Fidelity VIP Overseas Service Class                                         163        (2,112)        (1,949)
FTVIPT Franklin Income Securities Class 1                                 2,416          (777)         1,639
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                     295        (1,939)        (1,644)
FTVIPT Mutual Shares Securities Class 1                                  15,412        (4,926)        10,486
FTVIPT Templeton Foreign Securities Class 2                                 184          (485)          (301)
FTVIPT Templeton Global Bond Securities Class 1                           1,833        (2,150)          (317)
FTVIPT Templeton Growth Securities Class 1                                  938        (1,388)          (450)
FTVIPT Templeton Growth Securities Class 2                                   75           (65)            10
Invesco V.I. Capital Appreciation Series I                                  973       (57,200)       (56,227)
Invesco V.I. Core Equity Series I                                         3,347        (5,017)        (1,670)
Invesco V.I. International Growth Series I                                  474          (651)          (177)
Invesco Van Kampen V.I. American Franchise Series I                      58,858        (2,505)        56,353
Janus Aspen Series Balanced Institutional Class                           1,110          (655)           455
Janus Aspen Series Balanced Service Class                                 1,067           (33)         1,034
Janus Aspen Series Enterprise Service Class                               1,166          (328)           838
Janus Aspen Series Global Technology Service Class                          201        (1,582)        (1,381)
Janus Aspen Series Worldwide Institutional Class                          2,089        (3,483)        (1,394)
Janus Aspen Series Worldwide Service Class                                   69           (21)            48
LVIP Baron Growth Opportunities Standard Class                              959          (361)           598
LVIP Baron Growth Opportunities Service Class                             8,067        (3,761)         4,306
LVIP BlackRock Equity Dividend RPM Standard Class                            48           (22)            26
LVIP BlackRock Inflation Protected Bond Standard Class                      496          (147)           349
LVIP Capital Growth Standard Class                                        1,200           (26)         1,174
LVIP Clarion Global Real Estate Standard Class                            9,043        (9,780)          (737)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                     7,049        (6,052)           997
LVIP Delaware Bond Standard Class                                         5,458       (10,212)        (4,754)
LVIP Delaware Diversified Floating Rate Standard Class                    1,783          (480)         1,303
LVIP Delaware Growth and Income Standard Class                              426          (620)          (194)
LVIP Delaware Social Awareness Standard Class                               174           (53)           121

                                                                         UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                               ISSUED      REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities Standard Class                           38          (837)          (799)
LVIP Dimensional Non-U.S. Equity Standard Class                           1,552          (285)         1,267
LVIP Dimensional U.S. Equity Standard Class                               2,088          (288)         1,800
LVIP Dimensional/Vanguard Total Bond Standard Class                         503           (60)           443
LVIP Global Income Standard Class                                         2,482          (690)         1,792
LVIP JPMorgan High Yield Standard Class                                   7,134          (141)         6,993
LVIP JPMorgan Mid Cap Value RPM Standard Class                              873          (183)           690
LVIP MFS International Growth Standard Class                             11,334        (4,244)         7,090
LVIP MFS Value Standard Class                                               554        (1,162)          (608)
LVIP Mid-Cap Value Standard Class                                         8,014        (2,338)         5,676
LVIP Mondrian International Value Standard Class                         16,097        (6,249)         9,848
LVIP Money Market Standard Class                                        129,531      (128,553)           978
LVIP Protected Profile 2030 Standard Class                               50,533          (666)        49,867
LVIP Protected Profile Conservative Standard Class                        2,710        (3,328)          (618)
LVIP Protected Profile Growth Standard Class                              1,738          (910)           828
LVIP Protected Profile Moderate Standard Class                            4,076       (32,956)       (28,880)
LVIP SSgA Bond Index Standard Class                                       1,776          (842)           934
LVIP SSgA Developed International 150 Standard Class                        221          (323)          (102)
LVIP SSgA Emerging Markets 100 Standard Class                            10,418        (6,522)         3,896
LVIP SSgA Global Tactical Allocation RPM Standard Class                   1,047          (340)           707
LVIP SSgA International Index Standard Class                              1,739          (337)         1,402
LVIP SSgA Large Cap 100 Standard Class                                      976          (384)           592
LVIP SSgA Moderate Index Allocation Standard Class                          262          (120)           142
LVIP SSgA Moderate Structured Allocation Standard Class                   5,386        (1,087)         4,299
LVIP SSgA S&P 500 Index Standard Class                                   14,726       (10,990)         3,736
LVIP SSgA Small-Cap Index Standard Class                                    776        (4,776)        (4,000)
LVIP SSgA Small-Mid Cap 200 Standard Class                                   31           (44)           (13)
LVIP T. Rowe Price Growth Stock Standard Class                            1,240           (41)         1,199
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 685          (248)           437
LVIP Templeton Growth RPM Standard Class                                    165           (81)            84
LVIP UBS Large Cap Growth RPM Standard Class                              1,084          (186)           898
LVIP Vanguard International Equity ETF Standard Class                    14,730        (4,731)         9,999
M International Equity                                                       --           (65)           (65)
MFS VIT Growth Initial Class                                                918        (3,899)        (2,981)
MFS VIT Total Return Initial Class                                        2,212       (13,045)       (10,833)
MFS VIT Utilities Initial Class                                           5,287        (4,732)           555
NB AMT Large Cap Value I Class                                               --          (216)          (216)
NB AMT Mid Cap Growth I Class                                               668        (2,207)        (1,539)
NB AMT Mid Cap Intrinsic Value I Class                                      162          (338)          (176)
PIMCO VIT CommodityRealReturn Strategy Administrative Class               6,983       (11,472)        (4,489)
Putnam VT Global Health Care Class IB                                       582           (47)           535
Putnam VT Growth & Income Class IB                                           --           (20)           (20)

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                      UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                            ISSUED       REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                       448          (385)            63
ABVPSF Growth and Income Class A                                            324          (428)          (104)
ABVPSF International Value Class A                                        1,112          (181)           931
ABVPSF Large Cap Growth Class A                                              40           (83)           (43)
ABVPSF Small/Mid Cap Value Class A                                        2,336        (2,767)          (431)
American Century VP Inflation Protection Class I                          1,441        (1,691)          (250)
American Funds Global Growth Class 2                                      7,442          (753)         6,689
American Funds Global Small Capitalization Class 2                        1,774        (2,851)        (1,077)
American Funds Growth Class 2                                            11,161        (7,173)         3,988
American Funds Growth-Income Class 2                                     13,126        (5,351)         7,775
American Funds International Class 2                                     12,380        (7,107)         5,273
BlackRock Global Allocation V.I. Class I                                  8,685          (751)         7,934
Delaware VIP Diversified Income Standard Class                            8,218        (1,992)         6,226
Delaware VIP Emerging Markets Standard Class                              9,676        (4,174)         5,502
Delaware VIP High Yield Standard Class                                    1,521          (685)           836

                                                                      UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                            ISSUED       REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income Standard Class               1,319          (260)         1,059
Delaware VIP REIT Standard Class                                          4,111        (1,904)         2,207
Delaware VIP Small Cap Value Standard Class                               3,421        (4,164)          (743)
Delaware VIP Smid Cap Growth Standard Class                               1,374        (1,532)          (158)
Delaware VIP U.S. Growth Standard Class                                      97        (5,851)        (5,754)
Delaware VIP Value Standard Class                                         1,382          (806)           576
DWS Alternative Asset Allocation VIP Class A                                 64            (1)            63
DWS Equity 500 Index VIP Class A                                          4,449        (6,262)        (1,813)
DWS Small Cap Index VIP Class A                                           1,326        (3,117)        (1,791)
Fidelity VIP Contrafund Service Class                                     3,596        (4,772)        (1,176)
Fidelity VIP Equity-Income Service Class                                     70          (535)          (465)
Fidelity VIP Growth Service Class                                           561          (240)           321
Fidelity VIP Growth Opportunities Service Class                              77          (148)           (71)
Fidelity VIP High Income Service Class                                       63        (1,183)        (1,120)
Fidelity VIP Mid Cap Service Class                                        6,098          (938)         5,160
Fidelity VIP Overseas Service Class                                       1,365          (252)         1,113
FTVIPT Franklin Income Securities Class 1                                 1,627        (1,052)           575
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                     731          (304)           427
FTVIPT Mutual Shares Securities Class 1                                   7,744          (575)         7,169
FTVIPT Templeton Foreign Securities Class 2                                 890        (1,472)          (582)
FTVIPT Templeton Global Bond Securities Class 1                           3,298          (579)         2,719
FTVIPT Templeton Growth Securities Class 1                                  765          (268)           497
FTVIPT Templeton Growth Securities Class 2                                  145           (44)           101
Invesco V.I. Capital Appreciation Series I                                2,564        (3,485)          (921)
Invesco V.I. Core Equity Series I                                         1,132        (5,678)        (4,546)
Invesco V.I. International Growth Series I                                  507        (2,555)        (2,048)
Janus Aspen Series Balanced Institutional Class                           1,382          (395)           987
Janus Aspen Series Balanced Service Class                                   254           (19)           235
Janus Aspen Series Enterprise Service Class                                 426          (611)          (185)
Janus Aspen Series Global Technology Service Class                          129          (296)          (167)
Janus Aspen Series Worldwide Institutional Class                            821          (524)           297
Janus Aspen Series Worldwide Service Class                                   41        (1,681)        (1,640)
LVIP Baron Growth Opportunities Standard Class                            1,016          (661)           355
LVIP Baron Growth Opportunities Service Class                             4,600        (2,164)         2,436
LVIP BlackRock Equity Dividend RPM Standard Class                            49          (431)          (382)
LVIP BlackRock Inflation Protected Bond Standard Class                      623          (134)           489
LVIP Clarion Global Real Estate Standard Class                              943          (358)           585
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                       346          (466)          (120)
LVIP Delaware Bond Standard Class                                        12,439        (5,471)         6,968
LVIP Delaware Diversified Floating Rate Standard Class                    3,463          (393)         3,070
LVIP Delaware Growth and Income Standard Class                              491          (525)           (34)
LVIP Delaware Social Awareness Standard Class                               168           (54)           114
LVIP Delaware Special Opportunities Standard Class                          855           (24)           831
LVIP Global Income Standard Class                                         5,588          (723)         4,865
LVIP JPMorgan Mid Cap Value RPM Standard Class                            1,460          (502)           958
LVIP MFS International Growth Standard Class                                660          (110)           550
LVIP MFS Value Standard Class                                             1,592          (190)         1,402
LVIP Mid-Cap Value Standard Class                                           317           (23)           294
LVIP Mondrian International Value Standard Class                            728        (2,526)        (1,798)
LVIP Money Market Standard Class                                         10,347       (59,811)       (49,464)
LVIP Protected Profile 2030 Standard Class                                   --          (664)          (664)
LVIP Protected Profile Conservative Standard Class                        2,483          (440)         2,043
LVIP Protected Profile Growth Standard Class                              2,054          (829)         1,225
LVIP Protected Profile Moderate Standard Class                           32,684        (2,055)        30,629
LVIP SSgA Bond Index Standard Class                                       1,111        (1,025)            86
LVIP SSgA Developed International 150 Standard Class                        358           (42)           316
LVIP SSgA Emerging Markets 100 Standard Class                             1,117          (259)           858
LVIP SSgA Global Tactical Allocation RPM Standard Class                   3,029          (313)         2,716
LVIP SSgA International Index Standard Class                                372          (218)           154
LVIP SSgA Large Cap 100 Standard Class                                      855          (708)           147
LVIP SSgA Moderate Index Allocation Standard Class                          570          (114)           456
LVIP SSgA Moderate Structured Allocation Standard Class                   4,369          (157)         4,212

                                                                      UNITS         UNITS       NET INCREASE
SUBACCOUNT                                                            ISSUED       REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 Index Standard Class                                    1,390        (1,593)          (203)
LVIP SSgA Small-Cap Index Standard Class                                  1,647          (376)         1,271
LVIP SSgA Small-Mid Cap 200 Standard Class                                  118           (60)            58
LVIP T. Rowe Price Growth Stock Standard Class                               71            (4)            67
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 750          (320)           430
LVIP Templeton Growth RPM Standard Class                                    382           (75)           307
LVIP UBS Large Cap Growth RPM Standard Class                                346        (1,277)          (931)
M International Equity                                                       --           (67)           (67)
MFS VIT Growth Initial Class                                                595        (1,426)          (831)
MFS VIT Total Return Initial Class                                        2,734        (3,809)        (1,075)
MFS VIT Utilities Initial Class                                           4,934        (3,277)         1,657
NB AMT Large Cap Value I Class                                              227        (1,418)        (1,191)
NB AMT Mid Cap Growth I Class                                               817        (2,405)        (1,588)
NB AMT Mid Cap Intrinsic Value I Class                                      389          (298)            91
PIMCO VIT CommodityRealReturn Strategy Administrative Class               3,290          (997)         2,293
Putnam VT Global Health Care Class IB                                        13           (34)           (21)
Putnam VT Growth & Income Class IB                                           --           (24)           (24)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of inter- nal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2012, and the results of their operations and the changes in their net assets for the periods de- scribed above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(2) Not applicable.

(3) (a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)

(4) (a) Policy Form LN697 NY(6)

     (b) Estate Tax Repeal Rider-Policy Form LR511 NY(5)

     (c) No-Lapse Enhancement Rider-Policy Form LR697 NY(9)

     (d) Overloan Protection Rider-Policy Form LR540 NY(9)

     (e) Premium Reserve Rider-Policy Form LR543 NY(9)

(5) (a) Application-LFF06300-18 NY(11)

     (b) Addendum to Application-(11)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(1)

(7) Reinsurance Contracts(9)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(4)

     (b) American Century Variable Portfolios II, Inc.(13)

     (c) American Funds Insurance Series(12)

     (d) BlackRock Variable Series Fund, Inc. (13)

     (e) Delaware VIP Trust(12)

     (f) DWS Variable Series II(12)

     (g) Fidelity Variable Insurance Products(4)

     (h) Franklin Templeton Variable Insurance Products Trust(13)

     (i) Lincoln Variable Insurance Products Trust(12)

     (j) MFS Variable Insurance Trust(12)

     (k) PIMCO Variable Insurance Trust(13)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(7)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(10)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire. (Filed herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(12)
--------------

(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6, (File No. 333-155333) filed on April 3, 2012.

(5) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(6) Incorporated by reference to Pret-Effective Amendment No. 1 on Form N-6 (File No. 333-149053) filed on January 23, 2009.

(7) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 48 on Form N-4 (File No. 033-26032) filed on September 21, 2012.

(9) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(10) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(12) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

(13) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Ellen G. Cooper**                  Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                  President and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (8)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -------------------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President, Chief Compliance Officer and Senior Counsel
Joel Schwartz*              Senior Vice President and Director
Thomas O'Neill*             Senior Vice President, Chief Operating Officer and Director
Elizabeth F. Conover***     Assistant Vice President and Interim Chief Financial Officer
Nancy A. Smith*             Secretary

   * Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

*** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 7 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 2nd day of April, 2013. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                           LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           (REGISTRANT)


                                    /s/ Michael L. Parker
                           By ----------------------------------
                                 Michael L. Parker
                                 Vice President
                                 Lincoln Life & Annuity Company of New York

                           LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (DEPOSITOR)


                                    /s/ Michael L. Parker
                           By ----------------------------------
                                 Michael L. Parker
                                 Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 7 to the Registration Statement (File No.:
333-149053; 811-08651; CIK: 0001055225) has been signed below on April 2, 2013 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                                Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                                    Director

/s/ Randal J. Freitag *
------------------------------                     Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------                     Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------                     Executuve Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------                     Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------                     Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------                     Director
Patrick S. Pittard


         /s/ John L. Reizian
*By: ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778;
333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

VARIABLE ANNUITIES SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 333-181616; 333-186895; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------                     Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                                Director

/s/ Ellen G. Cooper
------------------------------                     Executive Vice President, Chief Investment Officer  and Director
Ellen G. Cooper

/s/ Randal J. Freitag
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George w. Henderson, III
------------------------------                     Director
George W. Henderson, III

/s/ Mark E, Konen
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/M. Leanne Lachman
------------------------------                     Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------                     Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------                     Director
Patrick S. Pittard


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C.Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
------------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber

Version: March 2013